As filed with the U.S. Securities and Exchange Commission on January 26, 2024
Registration Numbers: 333-57791; 811-08837

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 53	☒
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 56	☒

THE SELECT SECTOR SPDR® TRUST
(Exact Name of Registrant as Specified in Charter)

One Iron Street
Boston, Massachusetts 02210
(Address of Principal Executive Offices)
(617) 664-1465
(Registrant's Telephone Number)
Sean O’Malley, Esq.
Senior Vice President and General Counsel
c/o SSGA Funds Management, Inc.
One Iron Street
Boston, Massachusetts 02210
(Name and Address of Agent for Service)

Copies to:
W. John McGuire, Esq.
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to Rule 485, paragraph (b)
☒	on January 31, 2024 pursuant to Rule 485, paragraph (b)
☐	60 days after filing pursuant to Rule 485, paragraph (a)(1)
☐	on _________________ pursuant to Rule 485, paragraph (a)(1)
☐	75 days after filing pursuant to Rule 485, paragraph (a)(2)
☐	on _________________ pursuant to Rule 485, paragraph (a)(2)
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
The Communication Services Select Sector SPDR® Fund (XLC)
The Consumer Discretionary Select Sector SPDR® Fund (XLY)
The Consumer Staples Select Sector SPDR® Fund (XLP)
The Energy Select Sector SPDR® Fund (XLE)
The Financial Select Sector SPDR® Fund (XLF)
The Health Care Select Sector SPDR® Fund (XLV)
The Industrial Select Sector SPDR® Fund (XLI)
The Materials Select Sector SPDR® Fund (XLB)
The Real Estate Select Sector SPDR® Fund (XLRE)
The Technology Select Sector SPDR® Fund (XLK)
The Utilities Select Sector SPDR® Fund (XLU)
Principal U.S. Listing Exchange: NYSE Arca, Inc.
January 31, 2024
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. It is possible to lose money by investing in the Funds.

Table of Contents

Fund Summaries
The Communication Services Select Sector SPDR Fund	1
The Consumer Discretionary Select Sector SPDR Fund	9
The Consumer Staples Select Sector SPDR Fund	17
The Energy Select Sector SPDR Fund	25
The Financial Select Sector SPDR Fund	33
The Health Care Select Sector SPDR Fund	41
The Industrial Select Sector SPDR Fund	49
The Materials Select Sector SPDR Fund	57
The Real Estate Select Sector SPDR Fund	65
The Technology Select Sector SPDR Fund	74
The Utilities Select Sector SPDR Fund	82
Additional Strategies Information	91
Additional Risk Information	93
Management	107
Additional Index Information	112
Additional Purchase and Sale Information	113
Distribution and Service Plan	115
Distributions	115
Portfolio Holdings Disclosure	116
Additional Tax Information	116
General Information	122
Financial Highlights	122
Where to Learn More About the Funds	Back Cover

Fund Summaries
The Communication Services Select Sector SPDR Fund
XLC

Investment Objective
The Communication Services Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Communication Services Select Sector Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	0.02%
Other expenses	0.04%
Total annual Fund operating expenses	0.09%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$9	$29	$51	$115
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate

Fund Summaries
XLC
higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund).
The Index includes companies that have been identified as Communication Services companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: diversified telecommunication services; wireless telecommunication services; media; entertainment; and interactive media & services. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent of the S&P 500 Index; and (2) the Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of November 30, 2023, the Index was composed of 22 stocks.

Fund Summaries
XLC
The Index is also sponsored and compiled by S&P DJI. S&P DJI determines the composition of the Index and relative weightings of the securities in the Index based on the Index methodology (as the “Index Compilation Agent”). S&P DJI also publishes information regarding the market value of the Index (as the “Index Provider”). S&P DJI is not affiliated with the Fund or the Adviser.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Communication Services Sector Risk: The Fund's assets will be concentrated in the communication services sector, which means the Fund will be more affected by the performance of the communication services sector than a fund that is more diversified. Communication services companies are

Fund Summaries
XLC
particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. When there are changes made to the component

Fund Summaries
XLC
securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and the S&P 500 Index.

Fund Summaries
XLC
The S&P 500 Index is a well-known, broad-based securities market index that includes common stocks of approximately 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-732-8673 or visiting our website at www.sectorspdr.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 22.54% (Q2, 2020)
Lowest Quarterly Return: -20.88% (Q2, 2022)
Average Annual Total Returns (for periods ending 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

Fund Summaries
XLC
	One Year	Five Years	Since Inception 06/18/2018
Return Before Taxes	52.84%	12.95%	7.93%
Return After Taxes on Distributions	52.51%	12.72%	7.71%
Return After Taxes on Distributions and Sale of Fund Shares	31.47%	10.34%	6.23%
Communication Services Select Sector Index (reflects no deduction for fees, expenses or taxes)	53.04%	13.06%	8.04%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.21%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Kala O'Donnell.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Head of Traditional Beta Strategies for the Global Equity Beta Solutions Group in the Americas. He joined the Adviser in 1997.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 1995.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash.

Fund Summaries
XLC
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.sectorspdr.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Distributor or their affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summaries
The Consumer Discretionary Select Sector SPDR Fund
XLY

Investment Objective
The Consumer Discretionary Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Discretionary Select Sector Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	0.02%
Other expenses	0.04%
Total annual Fund operating expenses	0.09%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$9	$29	$51	$115
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate

Fund Summaries
XLY
higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund).
The Index includes companies that have been identified as Consumer Discretionary companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: specialty retail; broadline retail; hotels, restaurants and leisure; textiles, apparel and luxury goods; household durables; automobiles; automobile components; distributors; leisure products; and diversified consumer services. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent of the S&P 500 Index; and (2) the Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of November 30, 2023, the Index was composed of 53 stocks.

Fund Summaries
XLY
The Index is also sponsored and compiled by S&P DJI. S&P DJI determines the composition of the Index and relative weightings of the securities in the Index based on the Index methodology (as the “Index Compilation Agent”). S&P DJI also publishes information regarding the market value of the Index (as the “Index Provider”). S&P DJI is not affiliated with the Fund or the Adviser.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Consumer Discretionary Sector Risk: The Fund's assets will be concentrated in the consumer discretionary sector, which means the Fund will be more affected by the performance of the consumer discretionary sector than a fund that is more diversified. The success of consumer product manufacturers

Fund Summaries
XLY
and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund

Fund Summaries
XLY
also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and the S&P 500 Index. The S&P 500 Index is a well-known, broad-based securities market index that includes common stocks of approximately 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded

Fund Summaries
XLY
in the United States. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-732-8673 or visiting our website at www.sectorspdr.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 30.61% (Q2, 2020)
Lowest Quarterly Return: -25.51% (Q2, 2022)
Average Annual Total Returns (for periods ending 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

Fund Summaries
XLY
	One Year	Five Years	Ten Years
Return Before Taxes	39.64%	13.62%	11.66%
Return After Taxes on Distributions	39.35%	13.36%	11.33%
Return After Taxes on Distributions and Sale of Fund Shares	23.63%	10.89%	9.61%
Consumer Discretionary Select Sector Index (reflects no deduction for fees, expenses or taxes)	39.81%	13.76%	11.81%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Kala O'Donnell.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Head of Traditional Beta Strategies for the Global Equity Beta Solutions Group in the Americas. He joined the Adviser in 1997.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 1995.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash.

Fund Summaries
XLY
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.sectorspdr.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Distributor or their affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summaries
The Consumer Staples Select Sector SPDR Fund
XLP

Investment Objective
The Consumer Staples Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Staples Select Sector Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	0.02%
Other expenses	0.04%
Total annual Fund operating expenses	0.09%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$9	$29	$51	$115
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate

Fund Summaries
XLP
higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund).
The Index includes companies that have been identified as Consumer Staples companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: consumer staples distribution and retail; household products; food products; beverages; tobacco; and personal care products. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent of the S&P 500 Index; and (2) the Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of November 30, 2023, the Index was composed of 38 stocks.

Fund Summaries
XLP
The Index is also sponsored and compiled by S&P DJI. S&P DJI determines the composition of the Index and relative weightings of the securities in the Index based on the Index methodology (as the “Index Compilation Agent”). S&P DJI also publishes information regarding the market value of the Index (as the “Index Provider”). S&P DJI is not affiliated with the Fund or the Adviser.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Consumer Staples Sector Risk: The Fund's assets will be concentrated in the consumer staples sector, which means the Fund will be more affected by the performance of the consumer staples sector than a fund that is more diversified. Consumer staples companies are subject to government regulation

Fund Summaries
XLP
affecting their products which may negatively impact such companies' performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund

Fund Summaries
XLP
may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and the S&P 500 Index. The S&P 500 Index is a well-known, broad-based securities market index that includes common stocks of approximately 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded

Fund Summaries
XLP
in the United States. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-732-8673 or visiting our website at www.sectorspdr.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 12.77% (Q4, 2021)
Lowest Quarterly Return: -12.99% (Q1, 2020)
Average Annual Total Returns (for periods ending 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

Fund Summaries
XLP
	One Year	Five Years	Ten Years
Return Before Taxes	-0.87%	10.08%	8.12%
Return After Taxes on Distributions	-1.52%	9.35%	7.39%
Return After Taxes on Distributions and Sale of Fund Shares	-0.12%	7.88%	6.42%
Consumer Staples Select Sector Index (reflects no deduction for fees, expenses or taxes)	-0.79%	10.23%	8.27%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Dwayne Hancock.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Head of Traditional Beta Strategies for the Global Equity Beta Solutions Group in the Americas. He joined the Adviser in 1997.
Dwayne Hancock, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 1996.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash.

Fund Summaries
XLP
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.sectorspdr.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Distributor or their affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summaries
The Energy Select Sector SPDR Fund
XLE

Investment Objective
The Energy Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Energy Select Sector Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	0.02%
Other expenses	0.04%
Total annual Fund operating expenses	0.09%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$9	$29	$51	$115
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate

Fund Summaries
XLE
higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund).
The Index includes companies that have been identified as Energy companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: oil, gas and consumable fuels; and energy equipment and services. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent of the S&P 500 Index; and (2) the Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of November 30, 2023, the Index was composed of 23 stocks.

Fund Summaries
XLE
The Index is also sponsored and compiled by S&P DJI. S&P DJI determines the composition of the Index and relative weightings of the securities in the Index based on the Index methodology (as the “Index Compilation Agent”). S&P DJI also publishes information regarding the market value of the Index (as the “Index Provider”). S&P DJI is not affiliated with the Fund or the Adviser.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Energy Sector Risk: The Fund's assets will be concentrated in the energy sector, which means the Fund will be more affected by the performance of the energy sector than a fund that is more diversified. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices

Fund Summaries
XLE
and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities

Fund Summaries
XLE
holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and the S&P 500 Index. The S&P 500 Index is a well-known, broad-based securities market index that includes common stocks of approximately 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded

Fund Summaries
XLE
in the United States. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-732-8673 or visiting our website at www.sectorspdr.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 38.97% (Q1, 2022)
Lowest Quarterly Return: -50.72% (Q1, 2020)
Average Annual Total Returns (for periods ending 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

Fund Summaries
XLE
	One Year	Five Years	Ten Years
Return Before Taxes	-0.69%	13.42%	3.40%
Return After Taxes on Distributions	-1.54%	12.04%	2.43%
Return After Taxes on Distributions and Sale of Fund Shares	0.16%	10.32%	2.37%
Energy Select Sector Index (reflects no deduction for fees, expenses or taxes)	-0.59%	13.57%	3.51%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Ted Janowsky.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Head of Traditional Beta Strategies for the Global Equity Beta Solutions Group in the Americas. He joined the Adviser in 1997.
Ted Janowsky, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash.

Fund Summaries
XLE
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.sectorspdr.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Distributor or their affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summaries
The Financial Select Sector SPDR Fund
XLF

Investment Objective
The Financial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Financial Select Sector Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	0.02%
Other expenses	0.04%
Total annual Fund operating expenses	0.09%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$9	$29	$51	$115
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate

Fund Summaries
XLF
higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund).
The Index includes companies that have been identified as Financial companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); and consumer finance. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent of the S&P 500 Index; and (2) the Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of November 30, 2023, the Index was composed of 72 stocks.

Fund Summaries
XLF
The Index is also sponsored and compiled by S&P DJI. S&P DJI determines the composition of the Index and relative weightings of the securities in the Index based on the Index methodology (as the “Index Compilation Agent”). S&P DJI also publishes information regarding the market value of the Index (as the “Index Provider”). S&P DJI is not affiliated with the Fund or the Adviser.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Financial Sector Risk: The Fund's assets will be concentrated in the financial sector, which means the Fund will be more affected by the performance of the financial sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation, which may

Fund Summaries
XLF
limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable

Fund Summaries
XLF
than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a

Fund Summaries
XLF
result of tracking the Index (e.g., changes in weightings of one or more component securities).
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and the S&P 500 Index. The S&P 500 Index is a well-known, broad-based securities market index that includes common stocks of approximately 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-732-8673 or visiting our website at www.sectorspdr.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 23.15% (Q4, 2020)
Lowest Quarterly Return: -31.94% (Q1, 2020)
Average Annual Total Returns (for periods ending 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not

Fund Summaries
XLF
relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	12.05%	11.83%	9.92%
Return After Taxes on Distributions	11.55%	11.28%	9.07%
Return After Taxes on Distributions and Sale of Fund Shares	7.42%	9.34%	7.96%
Financial Select Sector Index (reflects no deduction for fees, expenses or taxes)	12.15%	11.97%	10.05%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Dwayne Hancock and Kala O'Donnell.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Head of Traditional Beta Strategies for the Global Equity Beta Solutions Group in the Americas. He joined the Adviser in 1997.
Dwayne Hancock, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 1996.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 1995.

Fund Summaries
XLF
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.sectorspdr.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Distributor or their affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summaries
The Health Care Select Sector SPDR Fund
XLV

Investment Objective
The Health Care Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Health Care Select Sector Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	0.02%
Other expenses	0.04%
Total annual Fund operating expenses	0.09%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$9	$29	$51	$115
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate

Fund Summaries
XLV
higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund).
The Index includes companies that have been identified as Health Care companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent of the S&P 500 Index; and (2) the Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of November 30, 2023, the Index was composed of 64 stocks.

Fund Summaries
XLV
The Index is also sponsored and compiled by S&P DJI. S&P DJI determines the composition of the Index and relative weightings of the securities in the Index based on the Index methodology (as the “Index Compilation Agent”). S&P DJI also publishes information regarding the market value of the Index (as the “Index Provider”). S&P DJI is not affiliated with the Fund or the Adviser.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Health Care Sector Risk:  The Fund's assets will be concentrated in the health care sector, which means the Fund will be more affected by the performance of the health care sector than a fund that is more diversified. Companies in the health care sector are subject to extensive government

Fund Summaries
XLV
regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund

Fund Summaries
XLV
and its shareholders. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods

Fund Summaries
XLV
compare with the average annual returns of the Index and the S&P 500 Index.The S&P 500 Index is a well-known, broad-based securities market index that includes common stocks of approximately 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-732-8673 or visiting our website at www.sectorspdr.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 14.46% (Q3, 2018)
Lowest Quarterly Return: -12.69% (Q1, 2020)
Average Annual Total Returns (for periods ending 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

Fund Summaries
XLV
	One Year	Five Years	Ten Years
Return Before Taxes	1.99%	11.45%	11.20%
Return After Taxes on Distributions	1.59%	10.97%	10.76%
Return After Taxes on Distributions and Sale of Fund Shares	1.44%	9.04%	9.19%
Health Care Select Sector Index (reflects no deduction for fees, expenses or taxes)	2.06%	11.59%	11.35%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Dwayne Hancock.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Head of Traditional Beta Strategies for the Global Equity Beta Solutions Group in the Americas. He joined the Adviser in 1997.
Dwayne Hancock, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 1996.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash.

Fund Summaries
XLV
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.sectorspdr.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Distributor or their affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summaries
The Industrial Select Sector SPDR Fund
XLI

Investment Objective
The Industrial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Industrial Select Sector Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	0.02%
Other expenses	0.04%
Total annual Fund operating expenses	0.09%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$9	$29	$51	$115
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate

Fund Summaries
XLI
higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund).
The Index includes companies that have been identified as Industrial companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: aerospace and defense; industrial conglomerates; marine transportation; transportation infrastructure; machinery; ground transportation; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; passenger airlines; and building products. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent of the S&P 500 Index; and (2) the Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of November 30, 2023, the Index was composed of 77 stocks.

Fund Summaries
XLI
The Index is also sponsored and compiled by S&P DJI. S&P DJI determines the composition of the Index and relative weightings of the securities in the Index based on the Index methodology (as the “Index Compilation Agent”). S&P DJI also publishes information regarding the market value of the Index (as the “Index Provider”). S&P DJI is not affiliated with the Fund or the Adviser.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Industrial Sector Risk: The Fund's assets will be concentrated in the industrial sector, which means the Fund will be more affected by the performance of the industrial sector than a fund that is more diversified.  Industrial companies are affected by supply and demand both for their specific product or service

Fund Summaries
XLI
and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund

Fund Summaries
XLI
and its shareholders. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods

Fund Summaries
XLI
compare with the average annual returns of the Index and the S&P 500 Index.The S&P 500 Index is a well-known, broad-based securities market index that includes common stocks of approximately 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-732-8673 or visiting our website at www.sectorspdr.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 19.21% (Q4, 2022)
Lowest Quarterly Return: -27.09% (Q1, 2020)
Average Annual Total Returns (for periods ending 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

Fund Summaries
XLI
	One Year	Five Years	Ten Years
Return Before Taxes	18.05%	14.05%	10.17%
Return After Taxes on Distributions	17.55%	13.57%	9.66%
Return After Taxes on Distributions and Sale of Fund Shares	10.98%	11.19%	8.23%
Industrial Select Sector Index (reflects no deduction for fees, expenses or taxes)	18.13%	14.21%	10.32%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Emiliano Rabinovich and Amy Cheng.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Head of Traditional Beta Strategies for the Global Equity Beta Solutions Group in the Americas. He joined the Adviser in 1997.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 2006.
Amy Cheng is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2000.

Fund Summaries
XLI
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.sectorspdr.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Distributor or their affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summaries
The Materials Select Sector SPDR Fund
XLB

Investment Objective
The Materials Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Materials Select Sector Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	0.02%
Other expenses	0.04%
Total annual Fund operating expenses	0.09%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$9	$29	$51	$115
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate

Fund Summaries
XLB
higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund).
The Index includes companies that have been identified as Materials companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: chemicals; metals and mining; paper and forest products; containers and packaging; and construction materials. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent of the S&P 500 Index; and (2) the Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of November 30, 2023, the Index was composed of 29 stocks.

Fund Summaries
XLB
The Index is also sponsored and compiled by S&P DJI. S&P DJI determines the composition of the Index and relative weightings of the securities in the Index based on the Index methodology (as the “Index Compilation Agent”). S&P DJI also publishes information regarding the market value of the Index (as the “Index Provider”). S&P DJI is not affiliated with the Fund or the Adviser.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Materials Sector Risk: The Fund's assets will be concentrated in the materials sector, which means the Fund will be more affected by the performance of the materials sector than a fund that is more diversified. Many materials companies are significantly affected by the level and volatility of commodity

Fund Summaries
XLB
prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund

Fund Summaries
XLB
also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and the S&P 500 Index. The S&P 500 Index is a well-known, broad-based securities market index that includes common stocks of approximately 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded

Fund Summaries
XLB
in the United States. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-732-8673 or visiting our website at www.sectorspdr.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 25.79% (Q2, 2020)
Lowest Quarterly Return: -26.25% (Q1, 2020)
Average Annual Total Returns (for periods ending 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

Fund Summaries
XLB
	One Year	Five Years	Ten Years
Return Before Taxes	12.46%	13.43%	8.54%
Return After Taxes on Distributions	11.88%	12.86%	8.00%
Return After Taxes on Distributions and Sale of Fund Shares	7.71%	10.67%	6.82%
Materials Select Sector Index (reflects no deduction for fees, expenses or taxes)	12.54%	13.51%	8.63%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Ted Janowsky.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Head of Traditional Beta Strategies for the Global Equity Beta Solutions Group in the Americas. He joined the Adviser in 1997.
Ted Janowsky, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash.

Fund Summaries
XLB
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.sectorspdr.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Distributor or their affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summaries
The Real Estate Select Sector SPDR Fund
XLRE

Investment Objective
The Real Estate Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Real Estate Select Sector Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	0.02%
Other expenses	0.04%
Total annual Fund operating expenses	0.09%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$9	$29	$51	$115
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate

Fund Summaries
XLRE
higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund).
The Index includes companies that have been identified as Real Estate companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: real estate management and development; diversified real estate investment trusts (“REITs”); industrial REITs; hotel and resort REITs; office REITs; health care REITs; residential REITs; retail REITs; and specialized REITs. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent of the S&P 500 Index; and (2) the Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of November 30, 2023, the Index was composed of 31 stocks.

Fund Summaries
XLRE
The Index is also sponsored and compiled by S&P DJI. S&P DJI determines the composition of the Index and relative weightings of the securities in the Index based on the Index methodology (as the “Index Compilation Agent”). S&P DJI also publishes information regarding the market value of the Index (as the “Index Provider”). S&P DJI is not affiliated with the Fund or the Adviser.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Real Estate Sector Risk: The Fund's assets will be concentrated in the real estate sector, which means the Fund will be more affected by the performance of the real estate sector than a fund that is more diversified. An investment in a real property company may be subject to risks similar to those associated

Fund Summaries
XLRE
with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
REIT Risk: REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee's ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable tax or regulatory treatment.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform

Fund Summaries
XLRE
a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified

Fund Summaries
XLRE
funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and the S&P 500 Index. The S&P 500 Index is a well-known, broad-based securities market index that includes common stocks of approximately 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-732-8673 or visiting our website at www.sectorspdr.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 18.79% (Q4, 2023)
Lowest Quarterly Return: -19.29% (Q1, 2020)
Average Annual Total Returns (for periods ending 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific

Fund Summaries
XLRE
tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception 10/07/2015
Return Before Taxes	12.38%	8.79%	7.25%
Return After Taxes on Distributions	10.94%	7.50%	5.81%
Return After Taxes on Distributions and Sale of Fund Shares	7.43%	6.41%	5.09%
Real Estate Select Sector Index (reflects no deduction for fees, expenses or taxes)	12.36%	8.92%	7.38%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	13.23%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Amy Cheng.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Head of Traditional Beta Strategies for the Global Equity Beta Solutions Group in the Americas. He joined the Adviser in 1997.
Amy Cheng is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2000.

Fund Summaries
XLRE
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.sectorspdr.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you. Some distributions may be treated as a return of capital for tax purposes. Certain capital gain dividends attributable to dividends the Fund receives from U.S. REITs may be taxable to noncorporate shareholders at a rate other than the generally applicable reduced rates.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Distributor or their affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These

Fund Summaries
XLRE
payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summaries
The Technology Select Sector SPDR Fund
XLK

Investment Objective
The Technology Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Technology Select Sector Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	0.02%
Other expenses	0.04%
Total annual Fund operating expenses	0.09%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$9	$29	$51	$115
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate

Fund Summaries
XLK
higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund).
The Index includes companies that have been identified as Information Technology companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: technology hardware, storage, and peripherals; software; communications equipment; semiconductors and semiconductor equipment; IT services; and electronic equipment, instruments and components. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent of the S&P 500 Index; and (2) the Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of November 30, 2023, the Index was composed of 64 stocks.

Fund Summaries
XLK
The Index is also sponsored and compiled by S&P DJI. S&P DJI determines the composition of the Index and relative weightings of the securities in the Index based on the Index methodology (as the “Index Compilation Agent”). S&P DJI also publishes information regarding the market value of the Index (as the “Index Provider”). S&P DJI is not affiliated with the Fund or the Adviser.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Technology Sector Risk: The Fund's assets will be concentrated in the technology sector, which means the Fund will be more affected by the performance of the technology sector than a fund that is more diversified. Market or economic factors impacting technology companies and companies

Fund Summaries
XLK
that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. When there are changes made to the component

Fund Summaries
XLK
securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and the S&P 500 Index.

Fund Summaries
XLK
The S&P 500 Index is a well-known, broad-based securities market index that includes common stocks of approximately 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-732-8673 or visiting our website at www.sectorspdr.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 30.43% (Q2, 2020)
Lowest Quarterly Return: -19.70% (Q2, 2022)
Average Annual Total Returns (for periods ending 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

Fund Summaries
XLK
	One Year	Five Years	Ten Years
Return Before Taxes	55.98%	26.71%	19.95%
Return After Taxes on Distributions	55.66%	26.40%	19.56%
Return After Taxes on Distributions and Sale of Fund Shares	33.32%	22.11%	17.08%
Technology Select Sector Index (reflects no deduction for fees, expenses or taxes)	56.13%	26.90%	20.14%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, David Chin and Kala O'Donnell.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Head of Traditional Beta Strategies for the Global Equity Beta Solutions Group in the Americas. He joined the Adviser in 1997.
David Chin is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 1999.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 1995.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash.

Fund Summaries
XLK
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.sectorspdr.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Distributor or their affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summaries
The Utilities Select Sector SPDR Fund
XLU

Investment Objective
The Utilities Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Utilities Select Sector Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	0.02%
Other expenses	0.04%
Total annual Fund operating expenses	0.09%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$9	$29	$51	$115
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate

Fund Summaries
XLU
higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund).
The Index includes companies that have been identified as Utilities companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: electric utilities; water utilities; multi-utilities; independent power and renewable electricity producers; and gas utilities. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent of the S&P 500 Index; and (2) the Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of November 30, 2023, the Index was composed of 30 stocks.

Fund Summaries
XLU
The Index is also sponsored and compiled by S&P DJI. S&P DJI determines the composition of the Index and relative weightings of the securities in the Index based on the Index methodology (as the “Index Compilation Agent”). S&P DJI also publishes information regarding the market value of the Index (as the “Index Provider”). S&P DJI is not affiliated with the Fund or the Adviser.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Utilities Sector Risk: The Fund's assets will be concentrated in the utilities sector, which means the Fund will be more affected by the performance of the utilities sector than a fund that is more diversified. Utility companies are affected by supply and demand, operating costs, government regulation,

Fund Summaries
XLU
environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability.
Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset

Fund Summaries
XLU
value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may

Fund Summaries
XLU
be achieved by well-managed smaller and mid-sized companies.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and the S&P 500 Index. The S&P 500 Index is a well-known, broad-based securities market index that includes common stocks of approximately 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-732-8673 or visiting our website at www.sectorspdr.com.

Fund Summaries
XLU
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 15.47% (Q1, 2016)
Lowest Quarterly Return: -13.53% (Q1, 2020)
Average Annual Total Returns (for periods ending 12/31/23)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

Fund Summaries
XLU
	One Year	Five Years	Ten Years
Return Before Taxes	-7.07%	7.00%	8.78%
Return After Taxes on Distributions	-7.81%	6.18%	7.90%
Return After Taxes on Distributions and Sale of Fund Shares	-3.67%	5.44%	7.00%
Utilities Select Sector Index (reflects no deduction for fees, expenses or taxes)	-7.08%	7.12%	8.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Dwayne Hancock.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Head of Traditional Beta Strategies for the Global Equity Beta Solutions Group in the Americas. He joined the Adviser in 1997.
Dwayne Hancock, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 1996.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash.

Fund Summaries
XLU
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.sectorspdr.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Distributor or their affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Strategies Information
Principal Strategies
Please see each Fund's “The Fund's Principal Investment Strategy” section under “Fund Summaries” for a complete discussion of each Fund's principal investment strategies. A Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund. Some of these are described below under “Non-Principal Strategies” and others are not described in this Prospectus. These other securities, techniques and practices, together with their associated risks, are described in the Statement of Additional Information (the “SAI”), which you may obtain free of charge by contacting the Distributor (see the back cover of this Prospectus for the address and phone number).
The Adviser seeks to track the performance of a Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation. For example, a Fund may not be able to achieve a high degree of correlation with its Index when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index, when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or legal restrictions exist that prohibit the Fund from investing in a security in the Index.
While normally each Fund employs a replication strategy to track the performance of its Index, under various circumstances it may not be possible or practical to purchase all of the securities in the benchmark Index for a Fund, or amounts of such securities in proportion to their weighting in the Index, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index; in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid; or due to legal restrictions (such as diversification requirements that apply to the Fund but not the Index). Under such circumstances, the Adviser intends to employ a sampling strategy in managing such Fund. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and derivatives that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in a Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.
The Select Sector SPDR Trust's (the “Trust”) Board of Trustees (the “Board”) may change a Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. The Board may not change a Fund's investment objective without shareholder approval.
Non-Principal Strategies
Certain Other Investments. Each Fund may invest in equity securities that are not included in the Fund's Index, convertible securities, variable rate demand notes, commercial paper, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.
Temporary Defensive Positions. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may make larger than normal investments in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security, or if a derivative investment may provide higher liquidity than other types of investments. Consequently, under such circumstances, such Fund may invest in a different mix of investments than it would under normal circumstances.
Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
Lending of Securities. Each Fund may lend its portfolio securities in an amount not to exceed 40% of the value of its net assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or the “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. To the extent a Fund receives cash collateral, as of the date of this Prospectus, the Adviser expects to invest such cash collateral in a fund managed by the Adviser that invests in: a broad range of money market instruments; certificates of deposit and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities; mortgage-related securities; repurchase agreements; and shares of money market funds. With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.
Additional Risk Information
The following section provides information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund Summary along with additional risk information.

Principal Risks
The table below identifies the principal risks of investing in each Fund.
The Communication Services Select Sector SPDR Fund (XLC)
The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Real Estate Select Sector SPDR Fund (XLRE)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)
Fund Name	XLC	XLY	XLP	XLE	XLF	XLV	XLI	XLB	XLRE	XLK	XLU
Communication Services Sector Risk	x
Consumer Discretionary Sector Risk		x
Consumer Staples Sector Risk			x
Energy Sector Risk				x
Equity Investing Risk	x	x	x	x	x	x	x	x	x	x	x
Financial Sector Risk					x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x	x	x	x	x
Health Care Sector Risk						x
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x	x	x	x	x
Industrial Sector Risk							x
Large-Capitalization Securities Risk	x	x	x	x	x	x	x	x	x	x	x
Market Risk	x	x	x	x	x	x	x	x	x	x	x
Materials Sector Risk								x
Non-Diversification Risk	x	x	x	x	x	x	x	x	x	x	x
Real Estate Sector Risk									x
REIT Risk									x
Technology Sector Risk										x
Utilities Sector Risk											x

Communication Services Sector Risk. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Consumer Staples Sector Risk. Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies' performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.
Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may affect adversely companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure.
Equity Investing Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Financial Sector Risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate. The Financial Select Sector SPDR Fund's exposure to real estate securities is limited to mortgage REITs.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk. The net asset value of Fund Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Fund Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Fund Shares on the Exchange. It cannot be predicted whether Fund Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the net asset value of Fund Shares during periods of market volatility. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Fund Shares at a time when the market price is at a premium to the net asset value of Fund Shares or sells at a time when the market price is at a discount to the net asset value of Fund Shares, then the investor may sustain losses.
Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Indexing Strategy/Index Tracking Risk. Each Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities. Each Fund will seek to replicate Index returns, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Each Fund generally will buy and will not sell a security included in the Index as long as the security is part of the Index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, a Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of an Index will affect the performance, volatility, and risk of the Index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of a Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), a Fund's return may not match the return of the Index for a number of reasons. Each Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, a Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. Changes in the composition of the Index and regulatory requirements also may impact a Fund's ability to match the return of the Index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.
Pursuant to the applicable Index methodology, a security may be removed from an Index in the event that it does not comply with the eligibility requirements of the Index. As a result, a Fund may be forced to sell securities at inopportune times and/or unfavorable prices due to these changes in its Index components. When there are changes made to the component securities of an Index and the applicable Fund in turn makes similar changes to its portfolio to attempt to increase the correlation between such Fund's portfolio and its Index, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. Unscheduled changes to an Index may expose a Fund to additional tracking error risk. Each Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in its Index. A Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences.
Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk. Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, public health issues, or other events could have a significant impact on a Fund and its investments. Due to the interconnectedness of economies and financial markets throughout the world, if a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity of certain instruments, disruption in the trading of certain instruments, and systemic economic weakness. The foregoing could impact a Fund and its investments and result in disruptions to the services provided to a Fund by its service providers.

Additionally, in March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system.  There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Materials Sector Risk. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.
Non-Diversification Risk. As a “non-diversified” fund, each Fund may hold a smaller number of portfolio securities than many other funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. A Fund may become diversified for periods of time solely as a result of tracking its corresponding Index (e.g., changes in weightings of one or more component securities).
Real Estate Sector Risk. There are special risks associated with investment in securities of companies engaged in real property markets, including without limitation REITs and real estate operating companies. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real property company is subject to additional risks, such as poor performance by the manager of the real property company, adverse changes in tax laws, difficulties in valuing and disposing of real estate, and the effect of general declines in stock prices. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a real property company may contain provisions that make changes in control of the company difficult and time-consuming. As a shareholder in a real property company, the Fund, and indirectly the Fund's shareholders, would bear their ratable shares of the real property company's expenses and would at the same time continue to pay their own fees and expenses.
REIT Risk. REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets, as well as defaults by borrowers and self-liquidation. A variety of economic and other factors may adversely affect a lessee's ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated with protecting its investments. In addition, a REIT could possibly fail to qualify for favorable tax treatment under the Internal Revenue Code, or to maintain its exemptions from registration under the 1940 Act, which could have adverse consequences for a Fund. Investments in REITs are also subject to the risks affecting equity markets generally.
Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Utilities Sector Risk. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability.
Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Non-Principal Risks
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. A Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for a Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Conflicts of Interest Risk. An investment in a Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Costs of Buying and Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund Shares (the “bid” price) and the price at which an investor is willing to sell Fund Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund Shares based on trading volume and market liquidity, and is generally lower if Fund Shares have more trading volume and market liquidity and higher if Fund Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, a sub-adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser has established a business continuity plan and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plan and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Funds. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.

Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Index Licensing Risk. It is possible that the license under which the Adviser or a Fund is permitted to replicate or otherwise use an Index will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the relevant Index with another index which it considers to be appropriate in light of the investment strategy of a Fund. The use of any such substitute index may have an adverse impact on a Fund's performance. In the event that the Adviser is unable to identify a suitable replacement for the relevant Index, it may determine to terminate a Fund.
Money Market Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street, State Street Global Advisors, Inc. (“SSGA”), SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.
Regulatory Risk. Governmental and regulatory actions may have unexpected or adverse consequences on particular markets, strategies, or investments, which may adversely impact a Fund and impair how it is managed. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Securities Lending Risk. Each Fund may lend portfolio securities with a value of up to 40% of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. The Adviser will take into account the tax impact to shareholders of substitute payments for dividends when overseeing a Fund's securities lending activity.

Trading Issues. Although Fund Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Similar to the shares of operating companies listed on a stock exchange, Fund Shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the Fund's shares. While each Fund expects that the ability of Authorized Participants to create and redeem Fund Shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Fund Shares will trade with any volume, or at all, on any stock exchange.
Management
SSGA FM serves as the investment adviser to each Fund and, subject to the oversight of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. In addition, the Adviser provides administrative, compliance and general management services to each Fund. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of September 30, 2023, the Adviser managed approximately $876.06 billion in assets and SSGA managed approximately $3.69 trillion in assets. The Adviser's principal business address is One Iron Street, Boston, Massachusetts 02210.
For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser a fee accrued daily and payable monthly based on the Trust's average daily net assets at the following annual rates: 0.05% of the first $12.5 billion of average daily net assets of the Trust, 0.04% of the next $17.5 billion of average daily net assets of the Trust, 0.035% of the next $20.0 billion of average daily net assets of the Trust, 0.03% of the next $50.0 billion of average daily net assets of the Trust, 0.0285% of the next $50.0 billion of average daily net assets of the Trust, 0.0271% of the next $50.0 billion of average daily net assets of the Trust, and 0.0256% thereafter. The advisory fee is allocated to each Fund pro rata based upon the net assets of each Fund. For the services provided to each Fund under the Investment Advisory Agreement for the fiscal year ended September 30, 2023, the fee paid to the Adviser was equivalent to an effective rate of 0.0306% of each applicable Fund's average daily net assets.
From time to time, the Adviser may waive all or a portion of its management fee, although it does not currently intend to do so.
A discussion regarding the basis for the Board's approval of the continuation of the Investment Advisory Agreement for all Funds is available in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2023.
Portfolio Managers.
The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities, including investment strategy and analysis, while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSGA. Each portfolio management team is overseen by the SSGA Investment Committee.
The table below identifies the professionals primarily responsible for the day-to-day management of each Fund:
Portfolio Managers	Fund
Karl Schneider and Amy Cheng	The Real Estate Select Sector SPDR Fund
Karl Schneider, David Chin and Kala O'Donnell	The Technology Select Sector SPDR Fund
Karl Schneider and Dwayne Hancock	The Consumer Staples Select Sector SPDR Fund, The Health Care Select Sector SPDR Fund, The Utilities Select Sector SPDR Fund
Karl Schneider and Ted Janowsky	The Energy Select Sector SPDR Fund, The Materials Select Sector SPDR Fund
Karl Schneider, Dwayne Hancock and Kala O'Donnell	The Financial Select Sector SPDR Fund
Karl Schneider and Kala O'Donnell	The Communication Services Select Sector SPDR Fund, The Consumer Discretionary Select Sector SPDR Fund
Karl Schneider, Emiliano Rabinovich and Amy Cheng	The Industrial Select Sector SPDR Fund
Amy Cheng
Amy Cheng is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. Within this group, she is the strategy leader for alternative asset equities. She is responsible for the management of various domestic, international and emerging market equity index strategies, including listed real estate securities and commodities. Prior to joining the Global Equity Beta Solutions Group in 2008, Ms. Cheng worked in SSGA's

Implementation Group, where she performed the day-to-day management of active developed and emerging market equity portfolios. She also worked as an operations associate responsible for funds managed by the active international equities team. Prior to joining SSGA in 2000, Ms. Cheng worked at Mellon Financial. Ms. Cheng earned a Bachelor of Arts in Economics and Political Science from the University of Rochester and a Master of Business Administration from the Carroll School of Management at Boston College. She is a member of the FTSE EPRA/NAREIT Global Real Estate Index Series Americas Regional Advisory Committee.
David Chin
David Chin is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He is responsible for managing a full range of equity index and tax-efficient products. Prior to joining SSGA in 1999, Mr. Chin worked at Frank Russell Company, OneSource Information Systems, and PanAgora Asset Management. Mr. Chin has been working in the investment management field since 1992. Mr. Chin holds a Bachelor of Science in Management Information Systems from the University of Massachusetts/Boston and a Master of Business Administration from the University of Arizona.
Dwayne Hancock
Dwayne Hancock, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the firm's Global Equity Beta Solutions (GEBS) Group. Within this group, he is currently the strategy leader for the group's non-U.S. passive products. Prior to taking on this responsibility, Mr. Hancock was the ETF product specialist for the GEBS Group. He is also a member of the SSGA Valuation Committee. Mr. Hancock currently manages a varied mix of funds with both domestic and international strategies, which include separate accounts, commingled funds, mutual funds and ETFs. Additionally, he has played a primary role in determining trading strategies for significant benchmark changes such as the annual Russell indices reconstitution. Mr. Hancock joined SSGA in 1996 and became part of the GEBS portfolio management team in 1998. Prior to this, he worked in the firm's Passive International Equity Operations department as a senior analyst. He has been working in the investment management field since 1994. Mr. Hancock holds a Master of Business Administration from the Carroll School of Management at Boston College and a Bachelor of Science in Business Administration from Framingham State College. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Ted Janowsky
Ted Janowsky, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. In this capacity, he manages a diverse group of equity and derivative-based index portfolios and has played a significant role designing proprietary portfolio management software. Additionally, Mr. Janowsky was head of the portfolio management team of SSGA's Company Stock Group, which manages all fiduciary transactions and company stock investments including employee stock ownership plans, 401(k) plans, defined benefit plans and non-qualified plans. Prior to joining the Global Equity Beta Solutions Group, he worked as an application developer in Investor Technology Services within State Street Corporation. He also worked as a business analyst in State Street's London and Sydney offices. Mr. Janowsky joined SSGA in 2005. Mr. Janowsky holds a Bachelor of Science in Business Administration from Bucknell University and a Master of Business Administration from the Carroll School of Management at Boston College. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Kala O'Donnell
Kala O'Donnell is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She is responsible for managing both domestic and international equity index portfolios, including a variety of separate accounts, commingled funds, ETFs and alternative beta strategies. Additionally, Ms. O'Donnell has been involved in various research and process improvement projects, and has served as a hedging specialist within the Group. Prior to joining SSGA, Ms. O'Donnell worked in State Street Corporation's Mutual Funds division in the U.S., as well as in Canada and Germany. She has been in the investment management field since she joined SSGA in 1995. Ms. O'Donnell holds a Bachelor of Science in Accounting from Lehigh University and a Master of Business Administration in International Business from Bentley College. She is member of the Chartered Financial Analyst (CFA) Institute and CFA Society Boston, Inc.
Emiliano Rabinovich
Emiliano Rabinovich, CFA, is a Managing Director of SSGA and the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. Within this group, he is the strategy leader for their Tax Aware, Smart Beta and ESG products. Mr. Rabinovich currently manages a varied mix of funds that include both traditional indexing and a variety of alternative beta mandates. He also manages local and global strategies and fund structures, which include separate accounts, commingled funds, mutual funds and ETFs. Mr. Rabinovich joined SSGA in Montreal in 2006, where he was the Head of the Global Equity Beta Solutions Group in Canada. He has been working in the investment management field since 2003. Mr. Rabinovich holds a Bachelor of Arts in Economics from the University of Buenos Aires and a Master of Arts in Economics from the University of CEMA. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

Karl Schneider
Karl Schneider, CAIA, is a Managing Director of SSGA and the Adviser and Head of Traditional Beta Strategies for the Global Equity Beta Solutions (GEBS) Group in the Americas. He also serves as a Senior Portfolio Manager for a number of the group's index equity portfolios. Previously within the GEBS Group, he was the Deputy Head of the Americas, and prior to that served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is a voting member of the firm's North America Product Committee and is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS Group, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Funds is available in the SAI.
Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for each Fund. State Street, part of State Street Corporation, is the Sub-Administrator for each Fund and the Custodian for each Fund's assets, and serves as Transfer Agent to each Fund.
Lending Agent. State Street is the securities lending agent for each Fund. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.
Distributor. ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Funds' distributor pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.
Additional Information. The Board oversees generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the related SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Additional Index Information
Index License
S&P Opco, LLC, a subsidiary of S&P DJI and S&P Global (“S&P”), and NYSE Arca, Inc. (either directly or through affiliates) have entered into a license agreement with respect to each Fund's Select Sector Index. The Trust has entered into a sublicense agreement with S&P whereby each Fund pays an annual sub-license fee to S&P based on a percentage of the Fund's total expense ratio for the most recent fiscal year and applied to the Fund's average daily net assets.
Additional Information Concerning Index Construction and Maintenance
The Index Compilation Agent assigns each constituent stock of the S&P 500 Index to a Select Sector Index in alignment with the stock's GICS (Global Industry Classification Standard) classification. Changes to the S&P 500 Index are made as needed in response to corporate actions and market developments, with no annual or semi-annual reconstitution. S&P DJI has sole control over the removal of stocks from the S&P 500 Index and the selection of replacement stocks to be added to the S&P 500 Index.
Additional Information Concerning the Role of S&P
The weighting of the stocks included in each Select Sector Index are limited and will likely differ from the weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P DJI because each S&P 500 sector index uses a float adjusted market capitalization which does not limit the weight of any stocks in the index. S&P DJI acts as “index calculation agent” in connection with the calculation and dissemination of each Select Sector Index. S&P DJI and its affiliates do not sponsor, endorse, sell or market Fund Shares.
Neither S&P DJI nor its affiliates make any representation or warranty, express or implied, to SSGA FM, the owners of Fund Shares of the Select Sector SPDR Funds or any member of the public regarding the ability of a Fund to track the performance of the various sectors represented in the stock market. Additionally, S&P DJI and its affiliates do not make any representation or warranty, express or implied, to SSGA FM, the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Fund Shares particularly.
With respect to the Select Sector Indices, S&P DJI's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P, the S&P 500 Index and Select Sector Indices which are determined, composed and calculated by S&P DJI. S&P® and S&P 500® are trademarks of Standard & Poor's Financial Services LLC, an affiliate of S&P DJI; Select Sector® is a trademark of S&P DJI; Dow Jones® is a trademark of Dow Jones Trademark Holdings LLC; and these trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes by the Trust. S&P DJI and its affiliates have no obligation to take the needs of SSGA FM, the Trust or the owners of Fund Shares into consideration in determining, composing or calculating the S&P 500 or the Select Sector Indices.
Although S&P DJI seeks to obtain and use information from sources which it considers reliable, S&P DJI and its affiliates do not guarantee the accuracy and/or completeness of the S&P 500 Index, any Select Sector SPDR Index (collectively, the “Indexes”) or any data related thereto. S&P DJI and its affiliates make no warranty, express or implied, as to results to be obtained by SSGA FM, the Trust, owners of a Fund, or any other person or entity from the use of the S&P 500 Index, the Indexes or any data related thereto in connection with the rights licensed under the license agreement or for any other use. S&P DJI and its affiliates make no express or implied warranties, and hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500 Index, the Indexes or any data related thereto. Without limiting any of the foregoing, in no event shall S&P DJI and its affiliates have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
The Indexes identified herein are determined, composed and calculated without regard to any Fund Shares or the issuer thereof. S&P DJI is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of any Fund Shares to be issued, or in the determination or calculation of the equation by which Fund Shares are redeemable.
Additional Purchase and Sale Information
Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day

and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund's net asset value, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the relevant Fund's net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.
The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to each Fund. The IOPV calculations are estimates of the value of each Fund's net asset value per Fund Share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Fund Share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the Fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. Therefore, the IOPV may not reflect the best possible valuation of the Fund's current portfolio. Neither the Funds nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.
The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to the Fund or its shareholders.
In addition, certain affiliates of each Fund and the Adviser may purchase and resell or distribute Fund Shares pursuant to the registration statement of which this Prospectus is a part.
Distribution and Service Plan
Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments at an annual rate of up to 0.25% of the Fund's average daily net assets may be made for the sale and distribution of Fund Shares. The Board limited each Fund's 12b-1 fee to an annual rate of 0.02% of its average daily net assets. This limitation is in effect through at least January 31, 2025. Because these fees are paid out of a Fund's assets on an on-going basis, these fees will increase the cost of your investment and may cost you more over time than paying other types of sales charges.
Distributions
Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the applicable Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Each Fund typically earns income dividends from stocks, interest from debt securities and securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a Fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”

Income dividend distributions, if any, are generally distributed to shareholders quarterly, but may vary significantly from period to period.
Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, each Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.
Portfolio Holdings Disclosure
The Funds' portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by each Fund are disclosed on the Funds' website.
Additional Tax Information
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
Each Fund has elected or will elect to be a regulated investment company (“RIC”) and intends to qualify each year to be treated as such. A RIC is generally not subject to tax at the corporate level on income and gains that are distributed to shareholders. However, a Fund's failure to qualify for treatment as a RIC may result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from a Fund will be taxed as either ordinary income or qualified dividend income. Subject to certain limitations, dividends that are reported by a Fund as qualified dividend income are taxable to noncorporate shareholders at reduced rates. Any distributions of a Fund's net capital gains are taxable as long-term capital gain regardless of how long you have owned Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in your Fund Shares, and, in general, as capital gain thereafter.
In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by such Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund Shares. Holding periods may be suspended for these purposes for stock that is hedged. Additionally, income derived in connection with a Fund's securities lending activities will not be treated as qualified dividend income.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while Fund Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediary or tax advisor to discuss your particular circumstances.

Distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.
A distribution will reduce a Fund's net asset value per Fund Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.
Derivatives and Other Complex Securities. A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund. You should consult your personal tax advisor regarding the application of these rules.
Index Concentration. In order to qualify for the favorable tax treatment generally available to RICs, a Fund must satisfy certain diversification requirements. In particular, a Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund's assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund's assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. Given the concentration of certain indexes tracked by the Funds in a relatively small number of securities, it may not be possible for such Funds to fully implement a replication strategy while satisfying these diversification requirements. A Fund's efforts to satisfy the diversification requirements may affect a Fund's execution of its investment strategy and may cause a Fund's return to deviate from that of the Index, and a Fund's efforts to track the Index may cause it inadvertently to fail to satisfy the diversification requirements. If a Fund were to fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.
Non-U.S. Investors. Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S. source interest, and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of a Fund's shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.
Unless certain non-U.S. entities that hold Fund Shares comply with Internal Revenue Service (the “IRS”) requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Real Estate Investments. Non-U.S. persons are generally subject to U.S. tax on a disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is generally referred to as “FIRPTA gain.” The Internal Revenue Code provides a look-through rule for distributions of so-called FIRPTA gain by a Fund if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a Fund, e.g., from U.S. REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding taxes, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, Fund Shares may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain non-U.S. shareholders.
For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer's “qualified REIT dividends.”  If a Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund's income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund's dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund Shares.
Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if Fund Shares have been held for more than one year and as short-term capital gain or loss if Fund Shares have been held for one year or less, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.
The Trust on behalf of each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund and if, pursuant to Section 351 of the Internal Revenue Code, the applicable Fund would have a basis in the securities different from the market value of the securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.  If the Trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Certain Tax-Exempt Investors. A Fund, if investing in certain limited real estate investments and other publicly traded partnerships, may be required to pass through certain “excess inclusion income” and other income as “unrelated business taxable income” (“UBTI”). Prior to investing in a Fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors.
Backup Withholding. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Tax Issues. A Fund may be subject to tax in certain states where the Fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.
The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

General Information
The Trust was organized as a Massachusetts business trust on June 10, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Fund Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.
Management and Organization
Each Fund is a separate, non-diversified series of the Trust, which is an open-end registered management investment company.
From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.
Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Cohen & Company, Ltd. (“Cohen”) serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.
Financial Highlights
The financial highlight tables below are intended to help you understand each Fund's financial performance for the past five fiscal years or, if shorter, the period since each Fund's inception. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
The information for the fiscal year ended September 30, 2023, has been audited by Cohen. Previous fiscal years were audited by another independent registered public accounting firm. Cohen's report dated September 30, 2023, along with each Fund's financial highlights and financial statements, is included in the annual report to shareholders, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of each Fund's financial statements, and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the  SAI.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	The Communication Services Select Sector SPDR Fund
	Year Ended 9/30/23	Year Ended 9/30/22(a)	Year Ended 9/30/21(a)	Year Ended 9/30/20(a)	Year Ended 9/30/19(b)
Net asset value, beginning of period	$47.89	$80.15	$59.40	$49.50	$48.98
Income (loss) from investment operations:
Net investment income (loss) (c)	0.54	0.58	0.54	0.47	0.44
Net realized and unrealized gain (loss) (d)	17.68	(32.25)	20.73	9.88	0.51
Total from investment operations	18.22	(31.67)	21.27	10.35	0.95
Net equalization credits and charges (c)	0.01	(0.02)	(0.00)(e)	0.02	0.02
Distributions to shareholders from:
Net investment income	(0.54)	(0.57)	(0.52)	(0.47)	(0.45)
Net asset value, end of period	$65.58	$47.89	$80.15	$59.40	$49.50
Total return (f)	38.24%	(39.71)%	35.88%	21.05%	2.07%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$13,110,317	$7,578,050	$15,176,057	$10,106,071	$6,039,403
Ratios to average net assets:
Total expenses	0.09%	0.10%	0.11%	0.13%	0.13%
Net investment income (loss)	0.92%	0.88%	0.73%	0.86%	0.93%
Portfolio turnover rate (g)	28%	21%	15%	15%	16%

(a)	Beginning with the year ended September 30, 2023, the Fund was audited by Cohen & Company. The previous years were audited by another independent registered public accounting firm.
(b)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of
Fund shares in relation to fluctuating market values for the Fund.

(e)	Amount is less than $0.005 per share.
(f)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	The Consumer Discretionary Select Sector SPDR Fund
	Year Ended 9/30/23	Year Ended 9/30/22(a)	Year Ended 9/30/21(a)	Year Ended 9/30/20(a)	Year Ended 9/30/19(b)
Net asset value, beginning of period	$142.48	$179.54	$146.99	$120.69	$117.19
Income (loss) from investment operations:
Net investment income (loss) (c)	1.43	1.23	1.09	1.46	1.58
Net realized and unrealized gain (loss) (d)	18.46	(37.06)	32.54	26.34	3.51
Total from investment operations	19.89	(35.83)	33.63	27.80	5.09
Net equalization credits and charges (c)	0.03	(0.01)	0.01	(0.06)	(0.02)
Distributions to shareholders from:
Net investment income	(1.44)	(1.22)	(1.09)	(1.44)	(1.57)
Net asset value, end of period	$160.96	$142.48	$179.54	$146.99	$120.69
Total return (e)	14.08%	(20.06)%	22.93%	23.25%	4.45%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$17,432,110	$14,098,639	$19,633,737	$15,809,198	$13,928,314
Ratios to average net assets:
Total expenses	0.09%	0.10%	0.11%	0.13%	0.13%
Net investment income (loss)	0.95%	0.70%	0.65%	1.17%	1.40%
Portfolio turnover rate (f)	24%	22%	23%	11%	6%

(a)	Beginning with the year ended September 30, 2023, the Fund was audited by Cohen & Company. The previous years were audited by another independent registered public accounting firm.
(b)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of
Fund shares in relation to fluctuating market values for the Fund.

(e)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	The Consumer Staples Select Sector SPDR Fund
	Year Ended 9/30/23	Year Ended 9/30/22(a)	Year Ended 9/30/21(a)	Year Ended 9/30/20(a)	Year Ended 9/30/19(b)
Net asset value, beginning of period	$66.72	$68.83	$64.13	$61.41	$53.92
Income (loss) from investment operations:
Net investment income (loss) (c)	1.90	1.84	1.85	1.66	1.60
Net realized and unrealized gain (loss) (d)	2.08	(2.16)	4.67	2.70	7.41
Total from investment operations	3.98	(0.32)	6.52	4.36	9.01
Net equalization credits and charges (c)	0.00 (e)	0.03	(0.01)	0.00 (e)	0.05
Distributions to shareholders from:
Net investment income	(1.89)	(1.82)	(1.81)	(1.64)	(1.57)
Net asset value, end of period	$68.81	$66.72	$68.83	$64.13	$61.41
Total return (f)	5.84%	(0.63)%	10.19%	7.32%	17.14%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$16,206,233	$14,465,958	$11,757,576	$13,687,240	$14,015,004
Ratios to average net assets:
Total expenses	0.09%	0.10%	0.11%	0.13%	0.13%
Net investment income (loss)	2.58%	2.49%	2.71%	2.73%	2.84%
Portfolio turnover rate (g)	17%	11%	4%	5%	10%

(a)	Beginning with the year ended September 30, 2023, the Fund was audited by Cohen & Company. The previous years were audited by another independent registered public accounting firm.
(b)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of
Fund shares in relation to fluctuating market values for the Fund.

(e)	Amount is less than $0.005 per share.
(f)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	The Energy Select Sector SPDR Fund
	Year Ended 9/30/23	Year Ended 9/30/22(a)	Year Ended 9/30/21(a)	Year Ended 9/30/20(a)	Year Ended 9/30/19(b)
Net asset value, beginning of period	$71.98	$52.12	$29.97	$59.18	$75.75
Income (loss) from investment operations:
Net investment income (loss) (c)	2.81	2.91	2.11	2.19	4.01
Net realized and unrealized gain (loss) (d)	18.72	20.07	22.11	(27.49)	(18.36)
Total from investment operations	21.53	22.98	24.22	(25.30)	(14.35)
Net equalization credits and charges (c)	(0.08)	(0.06)	0.09	0.08	(0.04)
Contribution from Affiliate	—	—	—	0.00 (e)(f)	—
Distributions to shareholders from:
Net investment income	(3.03)	(3.06)	(2.16)	(3.99)	(2.18)
Net asset value, end of period	$90.40	$71.98	$52.12	$29.97	$59.18
Total return (g)	30.31%	44.34%	81.93%	(44.68)%(h)	(19.08)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$39,039,650	$33,531,192	$25,084,339	$8,430,789	$10,014,781
Ratios to average net assets:
Total expenses	0.09%	0.10%	0.11%	0.13%	0.13%
Net investment income (loss)	3.30%	4.14%	4.54%	5.08%	6.25%
Portfolio turnover rate (i)	8%	9%	14%	13%	10%

(a)	Beginning with the year ended September 30, 2023, the Fund was audited by Cohen & Company. The previous years were audited by another independent registered public accounting firm.
(b)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of
Fund shares in relation to fluctuating market values for the Fund.

(e)	Amount is less than $0.005 per share.
(f)	Contribution paid by an Affiliate in the amount of $290,417.
(g)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(h)	The contribution from an Affiliate had no impact on total return.
(i)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	The Financial Select Sector SPDR Fund
	Year Ended 9/30/23	Year Ended 9/30/22(a)	Year Ended 9/30/21(a)	Year Ended 9/30/20(a)	Year Ended 9/30/19(b)
Net asset value, beginning of period	$30.31	$37.53	$24.06	$28.02	$27.58
Income (loss) from investment operations:
Net investment income (loss) (c)	0.67	0.68	0.61	0.60	0.57
Net realized and unrealized gain (loss) (d)	2.86	(7.21)	13.44	(3.94)	0.46
Total from investment operations	3.53	(6.53)	14.05	(3.34)	1.03
Net equalization credits and charges (c)	0.00 (e)	(0.02)	0.02	(0.02)	(0.03)
Distributions to shareholders from:
Net investment income	(0.67)	(0.67)	(0.60)	(0.60)	(0.56)
Net asset value, end of period	$33.17	$30.31	$37.53	$24.06	$28.02
Total return (f)	11.67%	(17.67)%	58.79%	(11.98)%	3.81%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$30,598,309	$26,953,933	$40,412,690	$16,646,404	$22,552,204
Ratios to average net assets:
Total expenses	0.09%	0.10%	0.11%	0.13%	0.13%
Net investment income (loss)	1.97%	1.83%	1.80%	2.30%	2.13%
Portfolio turnover rate (g)	23%	4%	3%	4%	4%

(a)	Beginning with the year ended September 30, 2023, the Fund was audited by Cohen & Company. The previous years were audited by another independent registered public accounting firm.
(b)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of
Fund shares in relation to fluctuating market values for the Fund.

(e)	Amount is less than $0.005 per share.
(f)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	The Health Care Select Sector SPDR Fund
	Year Ended 9/30/23	Year Ended 9/30/22(a)	Year Ended 9/30/21(a)	Year Ended 9/30/20(a)	Year Ended 9/30/19(b)
Net asset value, beginning of period	$121.02	$127.26	$105.56	$90.13	$95.11
Income (loss) from investment operations:
Net investment income (loss) (c)	2.13	1.95	1.85	1.66	2.29
Net realized and unrealized gain (loss) (d)	7.69	(6.27)	21.65	16.08	(5.75)
Total from investment operations	9.82	(4.32)	23.50	17.74	(3.46)
Net equalization credits and charges (c)	0.01	0.04	0.01	(0.00)(e)	(0.02)
Distributions to shareholders from:
Net investment income	(2.13)	(1.96)	(1.81)	(2.31)	(1.50)
Net asset value, end of period	$128.72	$121.02	$127.26	$105.56	$90.13
Total return (f)	8.10%	(3.47)%	22.37%	19.90%	(3.65)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$37,705,483	$35,805,067	$30,358,856	$23,873,455	$16,818,717
Ratios to average net assets:
Total expenses	0.09%	0.10%	0.11%	0.13%	0.13%
Net investment income (loss)	1.62%	1.48%	1.54%	1.67%	2.53%
Portfolio turnover rate (g)	3%	2%	4%	3%	2%

(a)	Beginning with the year ended September 30, 2023, the Fund was audited by Cohen & Company. The previous years were audited by another independent registered public accounting firm.
(b)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of
Fund shares in relation to fluctuating market values for the Fund.

(e)	Amount is less than $0.005 per share.
(f)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	The Industrial Select Sector SPDR Fund
	Year Ended 9/30/23	Year Ended 9/30/22(a)	Year Ended 9/30/21(a)	Year Ended 9/30/20(a)	Year Ended 9/30/19(b)
Net asset value, beginning of period	$82.79	$97.77	$76.98	$77.66	$78.37
Income (loss) from investment operations:
Net investment income (loss) (c)	1.71	1.52	1.27	1.39	1.52
Net realized and unrealized gain (loss) (d)	18.56	(14.94)	20.81	(0.68)	(0.63)
Total from investment operations	20.27	(13.42)	22.08	0.71	0.89
Net equalization credits and charges (c)	(0.01)	(0.04)	0.01	0.02	(0.03)
Contribution from Affiliate (Note 4)	0.00 (e)	—	—	—	0.00 (e)(f)
Distributions to shareholders from:
Net investment income	(1.71)	(1.52)	(1.30)	(1.41)	(1.57)
Net asset value, end of period	$101.34	$82.79	$97.77	$76.98	$77.66
Total return (g)	24.50%(h)	(13.95)%	28.74%	1.12%	1.25%(h)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$14,412,862	$11,104,720	$17,367,182	$12,179,734	$9,802,368
Ratios to average net assets:
Total expenses	0.09%	0.10%	0.11%	0.13%	0.13%
Net investment income (loss)	1.69%	1.54%	1.33%	1.87%	2.07%
Portfolio turnover rate (i)	9%	7%	2%	3%	3%

(a)	Beginning with the year ended September 30, 2023, the Fund was audited by Cohen & Company. The previous years were audited by another independent registered public accounting firm.
(b)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of
Fund shares in relation to fluctuating market values for the Fund.

(e)	Amount is less than $0.005 per share.
(f)	Contribution paid by an Affiliate in the amount of $60,421.
(g)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(h)	The contribution from an Affiliate had no impact on total return.
(i)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	The Materials Select Sector SPDR Fund
	Year Ended 9/30/23	Year Ended 9/30/22(a)	Year Ended 9/30/21(a)	Year Ended 9/30/20(a)	Year Ended 9/30/19(b)
Net asset value, beginning of period	$67.98	$79.11	$63.62	$58.17	$57.92
Income (loss) from investment operations:
Net investment income (loss) (c)	1.59	1.64	1.45	1.23	1.20
Net realized and unrealized gain (loss) (d)	10.62	(11.02)	15.43	5.47	0.28
Total from investment operations	12.21	(9.38)	16.88	6.70	1.48
Net equalization credits and charges (c)	(0.01)	(0.06)	(0.00)(e)	(0.03)	(0.03)
Distributions to shareholders from:
Net investment income	(1.63)	(1.69)	(1.39)	(1.22)	(1.20)
Net asset value, end of period	$78.55	$67.98	$79.11	$63.62	$58.17
Total return (f)	17.97%	(12.23)%	26.60%	11.76%	2.64%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,942,608	$4,702,427	$7,501,906	$3,917,044	$4,201,473
Ratios to average net assets:
Total expenses	0.09%	0.10%	0.11%	0.13%	0.13%
Net investment income (loss)	1.99%	1.97%	1.83%	2.15%	2.18%
Portfolio turnover rate (g)	3%	2%	5%	4%	20%

(a)	Beginning with the year ended September 30, 2023, the Fund was audited by Cohen & Company. The previous years were audited by another independent registered public accounting firm.
(b)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of
Fund shares in relation to fluctuating market values for the Fund.

(e)	Amount is less than $0.005 per share.
(f)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	The Real Estate Select Sector SPDR Fund
	Year Ended 9/30/23	Year Ended 9/30/22(a)	Year Ended 9/30/21(a)	Year Ended 9/30/20(a)	Year Ended 9/30/19(b)
Net asset value, beginning of period	$36.00	$44.47	$35.30	$39.35	$32.62
Income (loss) from investment operations:
Net investment income (loss) (c)	1.20	0.86	0.85	0.88	0.95
Net realized and unrealized gain (loss) (d)	(1.79)	(7.99)	9.66	(3.78)	6.91
Total from investment operations	(0.59)	(7.13)	10.51	(2.90)	7.86
Net equalization credits and charges (c)	(0.01)	0.03	0.05	(0.05)	0.01
Distributions to shareholders from:
Net investment income	(1.33)	(1.37)	(1.39)	(1.10)	(1.14)
Net asset value, end of period	$34.07	$36.00	$44.47	$35.30	$39.35
Total return (e)	(1.81)%	(16.46)%	30.42%	(7.46)%	24.64%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,093,339	$4,612,173	$4,282,141	$2,264,406	$3,884,273
Ratios to average net assets:
Total expenses	0.09%	0.10%	0.11%	0.13%	0.13%
Net investment income (loss)	3.20%	1.90%	2.05%	2.42%	2.69%
Portfolio turnover rate (f)	9%	11%	4%	5%	3%

(a)	Beginning with the year ended September 30, 2023, the Fund was audited by Cohen & Company. The previous years were audited by another independent registered public accounting firm.
(b)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of
Fund shares in relation to fluctuating market values for the Fund.

(e)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	The Technology Select Sector SPDR Fund
	Year Ended 9/30/23	Year Ended 9/30/22(a)	Year Ended 9/30/21(a)	Year Ended 9/30/20(a)	Year Ended 9/30/19(b)
Net asset value, beginning of period	$118.73	$149.35	$116.76	$80.51	$75.30
Income (loss) from investment operations:
Net investment income (loss) (c)	1.42	1.24	1.11	1.20	1.05
Net realized and unrealized gain (loss) (d)	45.14	(30.62)	32.60	36.24	5.18
Total from investment operations	46.56	(29.38)	33.71	37.44	6.23
Net equalization credits and charges (c)	—	(0.00)(e)	(0.02)	(0.00)(e)	0.01
Distributions to shareholders from:
Net investment income	(1.40)	(1.24)	(1.10)	(1.19)	(1.03)
Net asset value, end of period	$163.89	$118.73	$149.35	$116.76	$80.51
Total return (f)	39.34%	(19.82)%	28.93%	46.88%	8.44%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$47,587,429	$35,656,531	$43,022,516	$34,095,026	$22,417,160
Ratios to average net assets:
Total expenses	0.09%	0.10%	0.11%	0.13%	0.13%
Net investment income (loss)	0.96%	0.83%	0.81%	1.24%	1.44%
Portfolio turnover rate (g)	19%	9%	4%	3%	6%

(a)	Beginning with the year ended September 30, 2023, the Fund was audited by Cohen & Company. The previous years were audited by another independent registered public accounting firm.
(b)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of
Fund shares in relation to fluctuating market values for the Fund.

(e)	Amount is less than $0.005 per share.
(f)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	The Utilities Select Sector SPDR Fund
	Year Ended 9/30/23	Year Ended 9/30/22(a)	Year Ended 9/30/21(a)	Year Ended 9/30/20(a)	Year Ended 9/30/19(b)
Net asset value, beginning of period	$65.46	$63.88	$59.40	$64.73	$52.68
Income (loss) from investment operations:
Net investment income (loss) (c)	1.98	1.96	1.86	2.00	1.90
Net realized and unrealized gain (loss) (d)	(6.40)	1.61	4.61	(5.36)	12.01
Total from investment operations	(4.42)	3.57	6.47	(3.36)	13.91
Net equalization credits and charges (c)	0.02	0.04	(0.01)	(0.02)	0.01
Distributions to shareholders from:
Net investment income	(2.12)	(2.03)	(1.98)	(1.95)	(1.87)
Net asset value, end of period	$58.94	$65.46	$63.88	$59.40	$64.73
Total return (e)	(7.02)%	5.46%	10.95%	(5.12)%	26.85%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$13,186,436	$16,119,053	$11,956,669	$11,405,751	$11,296,483
Ratios to average net assets:
Total expenses	0.09%	0.10%	0.11%	0.13%	0.13%
Net investment income (loss)	2.96%	2.76%	2.89%	3.29%	3.30%
Portfolio turnover rate (f)	3%	4%	3%	3%	5%

(a)	Beginning with the year ended September 30, 2023, the Fund was audited by Cohen & Company. The previous years were audited by another independent registered public accounting firm.
(b)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of
Fund shares in relation to fluctuating market values for the Fund.

(e)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

Where to Learn More About the Funds
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to Fund Shares. The SAI and the Annual and Semi-Annual Reports to shareholders, each of which has been or will be filed with the SEC, provide more information about the Funds. The Prospectus and SAI may be supplemented from time to time. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year. The SAI is incorporated herein by reference (i.e., it is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, by visiting the Funds' website at www.sectorspdr.com or by calling the following number:
Investor Information: 1-866-SECTOR-ETF (1-866-732-8673)
The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed on the EDGAR Database on the SEC's website (http://www.sec.gov). You may also obtain copies of this and other information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Shareholder inquiries may be directed to the Funds in writing to ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, or by calling the Investor Information number listed above.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of Fund Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Fund Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.
Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
SSSPDRPRO
The Trust's Investment Company Act Number is 811-08837

THE SELECT SECTOR SPDR® TRUST (THE “TRUST”)
STATEMENT OF ADDITIONAL INFORMATION
January 31, 2024
This Statement of Additional Information (“SAI”) is not a prospectus. With respect to each of the Trust's series listed below, this SAI should be read in conjunction with the prospectus dated January 31, 2024 (the “Prospectus”), as may be revised from time to time.
FUND	TICKER
THE COMMUNICATION SERVICES SELECT SECTOR SPDR® FUND	XLC
THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR® FUND	XLY
THE CONSUMER STAPLES SELECT SECTOR SPDR® FUND	XLP
THE ENERGY SELECT SECTOR SPDR® FUND	XLE
THE FINANCIAL SELECT SECTOR SPDR® FUND	XLF
THE HEALTH CARE SELECT SECTOR SPDR® FUND	XLV
THE INDUSTRIAL SELECT SECTOR SPDR® FUND	XLI
THE MATERIALS SELECT SECTOR SPDR® FUND	XLB
THE REAL ESTATE SELECT SECTOR SPDR® FUND	XLRE
THE TECHNOLOGY SELECT SECTOR SPDR® FUND	XLK
THE UTILITIES SELECT SECTOR SPDR® FUND	XLU
Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.
Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2023 may be obtained without charge by writing to the Trust's Distributor, ALPS Portfolio Solutions Distributor, Inc., at 1290 Broadway, Suite 1000, Denver, Colorado 80203, by visiting the Funds' website at https://www.sectorspdr.com or by calling 1-866-732-8673. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2023 are incorporated by reference into this SAI.
“S&P®”, “S&P 500®”, “Standard & Poor's Depositary Receipts®” and “SPDR®” are trademarks of Standard & Poor's Financial Services LLC, and “Select Sector®” is a trademark of S&P Dow Jones Indices LLC. Each of these trademarks have been licensed for use in connection with the listing and trading of Select Sector SPDRs on NYSE Arca, Inc. (the “Exchange”), a national securities exchange. The stocks included in each Select Sector Index (upon which the Select Sector SPDRs are based) are selected by S&P Dow Jones Indices LLC (“S&P DJI” and sometimes referred to as the “Index Compilation Agent”) from the universe of companies represented by the S&P 500 Index (“S&P 500”). The composition and weighting of the stocks included in each Select Sector Index can be expected to differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P DJI (sometimes referred to as the “Index Provider”) because, unlike the Select Sector Indices, the S&P 500 sector indices do not limit the weight of any stocks in the indices.
SSSPDRSAI
1

The information contained herein regarding the Select Sector Indices, securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources.
2

DISCLAIMERS
Each Select Sector Index is based on equity securities of public companies that are components of the S&P 500, selected and included in the particular Select Sector Indices on the basis of its GICS (Global Industry Classification Standard) classification, with certain exceptions described below, by the Index Compilation Agent. S&P DJI also acts as “Index Calculation Agent” in connection with the calculation and dissemination of each Select Sector Index.
Select Sector SPDRs are not sponsored, endorsed, sold or marketed by S&P DJI or any of its affiliates. S&P DJI and its affiliates make no representation or warranty, express or implied, to the owners of the Select Sector SPDRs or any member of the public regarding the advisability of investing in securities generally or in the Select Sector SPDRs particularly or the ability of a Select Sector SPDR Fund to track the performance of the various sectors represented in the stock market. The stocks included in each Select Sector Index were selected by the Index Compilation Agent from a universe of companies represented by the S&P 500. Select Sector Indices use a “modified market capitalization” weighting which limits the weight of each Component Stock in the index. As such, the weightings of each Select Sector index can be expected to differ from the weightings of stocks included in the corresponding S&P 500 sector index that is published and disseminated by S&P DJI, as the S&P 500 sector indices use a float adjusted market capitalization which does not limit the weight of any stocks in the index.
With respect to the Select Sector Indices, S&P DJI's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P, the S&P 500 Index and Select Sector Indices which are determined, composed and calculated by S&P DJI. S&P® and S&P 500® are trademarks of Standard & Poor's Financial Services LLC, an affiliate of S&P DJI; Select Sector® is a trademark of S&P DJI; and Dow Jones® is a trademark of Dow Jones Trademark Holdings LLC. Each of these trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes by the Trust. S&P DJI and its affiliates have no obligation to take the needs of SSGA FM, the Trust or the owners of Fund Shares into consideration in determining, composing or calculating the S&P 500 or the Select Sector Indices. S&P DJI and its affiliates are not responsible for and have not participated in any determination or calculation made with respect to issuance or redemption of the Select Sector SPDRs. S&P DJI and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Select Sector SPDRs.
Although S&P DJI seeks to obtain and use information from sources which it considers reliable, S&P DJI and its affiliates do not guarantee the accuracy and/or completeness of the S&P 500, the Select Sector Indices or any data related thereto. S&P DJI and its affiliates make no warranty, express or implied, as to results to be obtained by the Trust, owners of the Select Sector SPDRs, or any other person or entity from the use of the S&P 500, the Select Sector Indices or any data related thereto in connection with the rights licensed under the license agreement or for any other use. S&P DJI and its affiliates make no express or implied warranties, and hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose, with respect to the S&P 500, the Select Sector Indices or any data related thereto. Without limiting any of the foregoing, in no event shall S&P DJI and its affiliates have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
The shares are not sponsored or marketed by S&P DJI or its respective affiliates.
3

General Description of the Trust
The Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the offering of each Fund's shares (“Shares” or “Fund Shares”) is registered with the SEC under the Securities Act of 1933, as amended (the “Securities Act”). The Trust currently consists of 11 series (each, a “Select Sector SPDR Fund” or “Fund” and collectively, the “Select Sector SPDR Funds” or “Funds”) as identified on the front cover and described below.
The Trust was organized as a Massachusetts business trust on June 10, 1998. The Trust is governed by a Board of Trustees (the “Board”). The Select Sector SPDR Funds offered by the Trust are: The Communication Services Select Sector SPDR Fund; The Consumer Discretionary Select Sector SPDR Fund; The Consumer Staples Select Sector SPDR Fund; The Energy Select Sector SPDR Fund; The Financial Select Sector SPDR Fund; The Health Care Select Sector SPDR Fund; The Industrial Select Sector SPDR Fund; The Materials Select Sector SPDR Fund; The Real Estate Select Sector SPDR Fund; The Technology Select Sector SPDR Fund; and The Utilities Select Sector SPDR Fund. The investment objective of each Select Sector SPDR Fund is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in a particular sector or group of industries, as represented by a corresponding benchmark index referred to herein as a “Select Sector Index.” SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) manages each Select Sector SPDR Fund.
Each Select Sector SPDR Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Select Sector SPDR Fund offers and issues Creation Units generally in exchange for a basket of equity securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Shares are listed on the Exchange and trade at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations (except upon termination of a Select Sector SPDR Fund), and generally in exchange for portfolio securities and a specified cash payment (“Cash Redemption Amount”).
The Trust reserves the right to offer a “cash” option for purchases and redemptions of Creation Units (subject to applicable legal requirements) although it has no current intention of doing so. Creation Units may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash in an amount at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
THE SELECT SECTOR INDICES AND RELEVANT EQUITY MARKETS
Each Select Sector Index is the benchmark for its respective Select Sector SPDR Fund and is intended to give investors an efficient, modified market capitalization-based way to track the movement of baskets of equity securities of public companies that are components of the S&P 500 and are included in a particular sector or group of industries.
CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDICES
Selection Criteria
Each Select Sector Index was developed and is maintained in accordance with the following criteria:
Each of the component stocks in a Select Sector Index (the “Component Stocks”) has been selected from the universe of companies defined by the S&P 500.
The Select Sector Indices include all of the companies represented in the S&P 500.
The Index Compilation Agent assigns each constituent stock of the S&P 500 Index to a Select Sector Index based on GICS. S&P DJI has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500.
4

Each Select Sector Index is weighted, on a quarterly basis, based on the float-adjusted market capitalization of each of the Component Stocks, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Component Stock measured with prices as of the reference date and membership, shares outstanding and investable weight factors as of the rebalancing effective date may not exceed 25% of the total value of its respective Select Sector Index; and (ii) the sum of the constituent stocks with weight greater than 4.8% cannot exceed 50% of the total Index weight.
Rebalancing the Select Sector Indices to meet the asset diversification requirements will be the responsibility of S&P. If on the second Friday of any calendar quarter-end month (a “Quarterly Qualification Date”), a Component Stock (or two or more Component Stocks) approaches the maximum allowable value limits set forth above (the “Asset Diversification Limits”), the percentage that such Component Stock (or Component Stocks) represents in the Select Sector Index will be reduced and the market capitalization-based weighted value of such Component Stock (or Component Stocks) will be redistributed across the Component Stocks that do not closely approach the Asset Diversification Limits in accordance with the following methodology: First, each Component Stock that exceeds 24% of the total value of the Select Sector Index will be reduced to 23% of the total value of the Select Sector Index and the excess amount will be redistributed proportionally across the remaining Component Stocks that each represent less than 23% of the total value of the Select Sector Index. If as a result of this redistribution, another Component Stock then exceeds 23%, the redistribution will be repeated as necessary until no company breaches the 23% weight cap. Second, if the sum of Component Stocks that each exceed 4.8% of the total value of the Select Sector Index exceeds 50% of the total value of the Index, the Component Stocks will be ranked in descending order of their float-adjusted market capitalization, and the first Component Stock to cause the 50% limit to be breached will be reduced to 4.5% and the excess amount will be distributed proportionally across all remaining Component Stocks that represent less than 4.5% of the total value of the Select Sector Index. This redistribution process will be repeated as necessary until at least 50% of the value of the Select Sector Index is accounted for by Component Stocks representing no more than 4.8% of the total value of the Select Sector Index. If necessary, this reallocation process may take place more than once to ensure that the Select Sector Index and the Select Sector SPDR Fund portfolio based upon it conform to the requirements for qualification of the Select Sector SPDR Fund as a regulated investment company (“RIC”), under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
The rebalancing of the Select Sector Indices, based on the processes described above, occurs at the closing prices of the second Friday of March, June, September and December. Changes will become effective after the market close on the third Friday of March, June, September and December.
Additionally, if, on the second to last business day of March, June, September, or December a company has a weight greater than 24% or the sum of the companies with weights greater than 4.8% exceeds 50%, a secondary rebalancing will be triggered with the rebalancing effective date being after the close of the last business day of the month. This secondary rebalancing will use the closing prices as of the second to last business day of March, June, September, or December, and membership, shares outstanding, and investable weight factors as of the rebalancing effective date.
Periodically, the Index Compilation Agent will supply S&P with sector designations for a number of stocks deemed likely candidates for replacement selection by the S&P Dow Jones Indices' 500 Index Committee. If a replacement not on the current list is selected by the S&P Dow Jones Indices' 500 Index Committee, S&P will ask the Index Compilation Agent to assign the stock to one or more of the 11 sectors promptly. S&P will disseminate information on this assignment and on consequent changes in the Select Sector Index(es).
The Index Compilation Agent at any time may determine that a Component Stock which has been assigned to a Select Sector Index has undergone such a transformation in the composition of its business that it should be removed from that Select Sector Index and assigned to a different Select Sector Index, or that it should remain in the Select Sector Index and be assigned to an additional Select Sector Index. In the event that the Index Compilation Agent notifies S&P that a Component Stock's Select Sector Index assignment should be changed, S&P will disseminate notice of the change following its standard procedure for announcing index changes and will implement the change in the affected Select Sector Indices on a date no less than one week after the initial dissemination of information on the sector change to the maximum extent practicable. It is not anticipated that Component Stocks will change sectors frequently.
Component Stocks removed from and added to the S&P 500 will be deleted from and added to the appropriate Select Sector Index(es) on the same schedule used by S&P DJI for additions and deletions from the S&P 500 insofar as practicable.
5

A Component Stock may move from one Select Sector Index to another when a GICS reclassification is made. A Component Stock is deleted from the relevant Select Sector Index and added to the other at the time this reclassification occurs for the S&P 500.
Select Sector Index Calculations
With the exception of the weighting constraints described above, each Select Sector Index is calculated using the same methodology utilized by S&P DJI in calculating the S&P 500. In particular:
Each Select Sector Index is calculated using a base-weighted aggregate methodology; that means the level of the Select Sector Index reflects the total market value of all of its Component Stocks relative to a particular base period. Statisticians refer to this type of index, one with a set of combined variables (such as price and number of shares), as a composite index.
The total market value of a company is determined by multiplying the price of the stock by the number of common shares outstanding. An indexed number is used to represent the results of the aggregate market value calculation in order to make the value easier to work with and track over time.
The daily calculation of each Select Sector Index is computed by dividing the total market value of the companies in the Select Sector Index by a number called the “Index Divisor.” By itself, the Index Divisor is an arbitrary number. However, in the context of the calculation of the Select Sector Index, it is the only link to the original base period value of the Select Sector Index. The Index Divisor keeps the Select Sector Index comparable over time and adjustments to the Index Divisor ensure that there are no changes in the Select Sector Index level as a result of non-market forces (corporate actions, replacements of stocks in a Select Sector Index, weighting changes, etc.).
Four times a year on a Friday close to the end of each calendar quarter, the share totals of the companies in the S&P 500 are updated by S&P DJI. This information is utilized to update the share totals of companies in each Select Sector Index. After the totals are updated, the Index Divisor is adjusted to compensate for the net change in the market value of the Select Sector Index.
Certain mandatory actions, such as merger and acquisition driven share/investable weight factor changes, stock splits, and mandatory distributions, are not subject to a minimum threshold for implementation. Material share/investable weight factor changes of at least 5% and $150 million resulting from certain non-mandatory actions follow the accelerated implementation rule with sufficient advance notification, and share/investable weight factor changes deemed non-material are implemented quarterly. Changes are reviewed by S&P DJI and, when appropriate, an immediate adjustment is made to the number of shares outstanding used to calculate the Select Sector Index. Any adjustment made by S&P DJI in shares outstanding will result in a corresponding adjustment to each affected Select Sector Index.
S&P DJI handles corporate actions which may arise from time to time and which may have an impact on the calculation of the S&P 500 and, consequently, on the calculation of the Select Sector Index. Corporate actions such as a merger or acquisition, stock splits, spin-offs, etc., require adjustments in the Select Sector Index calculation. Index Divisor adjustments, calculated when necessary, are handled by S&P DJI in its maintenance of the S&P 500. In the event a merger or acquisition changes the relative importance of a company's participation in two or more sectors in a major way, the Select Sector Index assignment of the stock may change. In any event, a new Index Divisor for affected Select Sector Indices will be disseminated promptly by S&P DJI.
Select Sector Index Dissemination
Similar to other published stock index values, the value of each Select Sector Index will be calculated continuously and disseminated at least every 5 seconds via the Consolidated Tape Association. The major electronic financial data vendors – Bloomberg and Reuters—are expected to publish information on each Select Sector Index for their subscribers.
Brief descriptions of the Select Sector Indices on which the Select Sector SPDR Funds are based and the equity markets in which the Select Sector SPDR Funds are invested are provided below. A list of the Component Stocks included in each Select Sector SPDR Fund as of September 30, 2023 is included in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2023.
There is no assurance that any Select Sector SPDR Fund holds any particular security, is invested in any particular industry or is invested in a particular security/industry in any certain percentage. Holdings in the Select Sector SPDR Funds will change.
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Select Sector Index Descriptions
THE COMMUNICATION SERVICES SELECT SECTOR INDEX
The Communication Services Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of communication services products.
THE CONSUMER DISCRETIONARY SELECT SECTOR INDEX
The Consumer Discretionary Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer discretionary products.
THE CONSUMER STAPLES SELECT SECTOR INDEX
The Consumer Staples Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer staples products.
THE ENERGY SELECT SECTOR INDEX
The Energy Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of energy products.
THE FINANCIAL SELECT SECTOR INDEX
The Financial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of financial products.
THE HEALTH CARE SELECT SECTOR INDEX
The Health Care Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are health care related firms.
THE INDUSTRIAL SELECT SECTOR INDEX
The Industrial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are industrials.
THE MATERIALS SELECT SECTOR INDEX
The Materials Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in basic materials industries.
THE REAL ESTATE SELECT SECTOR INDEX
The Real Estate Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the investment in and/or management and development of real estate.
THE TECHNOLOGY SELECT SECTOR INDEX
The Technology Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of technology products.
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THE UTILITIES SELECT SECTOR INDEX
The Utilities Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in the utilities industry.
Investment Policies
DIVERSIFICATION STATUS
Each Select Sector SPDR Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Select Sector SPDR Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of each Select Sector SPDR Fund and, therefore, the securities may constitute a greater portion of a Select Sector SPDR Fund's portfolio. This may have an adverse effect on a Fund's performance or subject a Select Sector SPDR Fund's Shares to greater price volatility than more diversified investment companies.
Although each Select Sector SPDR Fund is non-diversified for purposes of the 1940 Act, each Select Sector SPDR Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Internal Revenue Code, and to relieve the Select Sector SPDR Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of a Select Sector SPDR Fund and may make it less likely that the Select Sector SPDR Fund will meet its investment objective.
LENDING PORTFOLIO SECURITIES
Each Select Sector SPDR Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed forty percent (40%) of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Select Sector SPDR Fund may terminate a loan at any time and obtain the securities loaned. A Select Sector SPDR Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Select Sector SPDR Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting a Select Sector SPDR Fund's economic interest in the investment is to be voted upon. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Select Sector SPDR Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Select Sector SPDR Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments and highly liquid instruments either directly on behalf of each lending Select Sector SPDR Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.
A Select Sector SPDR Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Select Sector SPDR Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Select Sector SPDR Fund to borrowers, arranges for the return of loaned securities to the Select Sector SPDR Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as a securities lending agent for each Select Sector SPDR Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.
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Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Select Sector SPDR Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although State Street has agreed to provide a Select Sector SPDR Fund with indemnification in the event of a borrower default, a Select Sector SPDR Fund is still exposed to the risk of losses in the event a borrower does not return a Select Sector SPDR Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Select Sector SPDR Fund to lose the opportunity to sell the securities at a desirable price.
COMMON STOCK
Risks inherent in investing in equity securities include the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund's portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stock is susceptible to general stock market fluctuation and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.
Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stock which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
REAL ESTATE INVESTMENT TRUSTS (“REITs”)
The Financial Select Sector SPDR Fund may invest a portion of its assets in mortgage REITS (“Mortgage REITs”). The Real Estate Select Sector SPDR Fund may invest a portion of its assets in REITs, excluding Mortgage REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) to the extent they invest in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
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REPURCHASE AGREEMENTS
Each Select Sector SPDR Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Select Sector SPDR Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day—as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Select Sector SPDR Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by a Select Sector SPDR Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Select Sector SPDR Fund's net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Select Sector SPDR Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Select Sector SPDR Fund not within the control of the Select Sector SPDR Fund and, therefore, the Select Sector SPDR Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
OTHER SHORT-TERM INSTRUMENTS
In addition to repurchase agreements, each Select Sector SPDR Fund may invest in short-term instruments, including money market instruments (including money market funds advised by the Adviser), repurchase agreements, cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody's or “A-1” by S&P, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy any rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
INVESTMENT COMPANIES
Each Select Sector SPDR Fund may invest in the securities of other investment companies, including money market funds (including those advised by the Adviser or otherwise affiliated with the Adviser), subject to applicable limitations under Section 12(d)(1) of the 1940 Act, SEC rules, and the Select Sector SPDR Fund's investment restrictions.
If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.
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FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS
Each Select Sector SPDR Fund may invest up to 5% of its assets in derivatives, including exchange-traded futures on indices, exchange-traded futures on Treasuries or Eurodollars, U.S. exchange-traded or OTC put and call options contracts and exchange-traded or OTC swap transactions (including NDFs, interest rate swaps, total return swaps, excess return swaps, and credit default swaps).
Futures and Options on Futures: Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.
Each Select Sector SPDR Fund may purchase and write (sell) call and put options on futures. Options on futures give the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
Each Select Sector SPDR Fund is required to make a good faith margin deposit in cash or U.S. government securities (or other eligible collateral) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.
After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy price changes, additional payments will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Select Sector SPDR Fund would expect to earn interest income on its margin deposits. Although some futures contracts call for making or taking delivery of the underlying commodity, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying commodity, security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Select Sector SPDR Fund realizes a capital gain, or if it is more, the Select Sector SPDR Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Select Sector SPDR Fund realizes a capital gain, or if it is less, the Select Sector SPDR Fund realizes a capital loss. The transaction costs also must be included in these calculations.
Options: Each Select Sector SPDR Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.
Swap Transactions: Each Select Sector SPDR Fund may enter into swap transactions, including interest rate swap, credit default swap, NDF, and total return swap transactions. Swap transactions are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap transactions will usually be done on a net basis, i.e., where the two parties make net
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payments with a Select Sector SPDR Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Select Sector SPDR Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Select Sector SPDR Fund. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.
The use of swap transactions by the Select Sector SPDR Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers and/or available index data, which information is carefully monitored by the Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (“Margin Rules”), each Select Sector SPDR Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. In the event a Select Sector SPDR Fund is required to post collateral in the form of initial margin or variation margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Select Sector SPDR Fund, its dealer counterparty and an unaffiliated custodian.
The requirement to execute certain OTC derivatives contracts on exchanges or electronic trading platforms called swap execution facilities (“SEFs”) may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Select Sector SPDR Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Select Sector SPDR Funds that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Select Sector SPDR Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. A Select Sector SPDR Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Select Sector SPDR Fund's transactions on the SEF.
Total Return Swaps: Each Select Sector SPDR Fund may enter into total return swap transactions for investment purposes. Total return swaps are transactions in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Select Sector SPDR Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.
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Credit Default Swaps: Each Select Sector SPDR Fund may enter into credit default swap transactions for investment purposes. A credit default swap transaction may have as reference obligations one or more securities that are not currently held by a Select Sector SPDR Fund. A Select Sector SPDR Fund may be either the protection buyer or protection seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a protection seller, a Select Sector SPDR Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the protection seller must pay the protection buyer the full face amount of the reference obligations that may have little or no value. If a Select Sector SPDR Fund were a protection buyer and no credit event occurred during the term of the swap, the Select Sector SPDR Fund would recover nothing if the swap were held through its termination date. However, if a credit event occurred, the protection buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of the reference obligation that may have little or no value. Where a Select Sector SPDR Fund is the protection buyer, credit default swaps involve the risk that the seller may fail to satisfy its payment obligations to the Select Sector SPDR Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Select Sector SPDR Fund's return.
Currency Swaps: Each Select Sector SPDR Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. Each Select Sector SPDR Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and end of the transaction, both sides will have to pay in full on a periodic basis based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.
Interest Rate Swaps: Each Select Sector SPDR Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Select Sector SPDR Fund. In such an instance, a Select Sector SPDR Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of a Select Sector SPDR Fund's portfolio, the Select Sector SPDR Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.
Options on Swaps: An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. Each Select Sector SPDR Fund may write (sell) and purchase put and call swaptions. Each Select Sector SPDR Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Select Sector SPDR Fund is hedging its assets or its liabilities. Each Select Sector SPDR Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Each Select Sector SPDR Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Select Sector SPDR Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Select Sector SPDR Fund's use of options.
Depending on the terms of the particular option agreement, a Select Sector SPDR Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Select Sector SPDR Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Select Sector SPDR Fund writes a swaption, upon exercise of the option the Select Sector SPDR Fund will become obligated according to the terms of the underlying agreement.
Government Regulation: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that was signed into law on July 21, 2010 created a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on SEFs.
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On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds' use of derivatives. The Derivatives Rule permits a Select Sector SPDR Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. The Derivatives Rule requires the Select Sector SPDR Funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These requirements apply unless a Select Sector SPDR Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. To the extent a Select Sector SPDR Fund uses derivatives, complying with the Derivatives Rule may increase the cost of a Select Sector SPDR Fund's investments and cost of doing business, which could adversely affect investors. Other new regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Select Sector SPDR Funds.
Regulation Under the Commodity Exchange Act: Each Select Sector SPDR Fund intends to use commodity interests, such as futures, swaps and options on futures in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). A Select Sector SPDR Fund may use exchange-traded futures and options on futures, together with positions in cash and money market instruments, to simulate full investment in the Index. Exchange-traded futures and options on futures contracts may not be currently available for the Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. An exclusion from the definition of the term “commodity pool operator” has been claimed with respect to each series of the Trust in accordance with Rule 4.5 such that registration or regulation as a commodity pool operator under the CEA is not necessary.
Restrictions on Trading in Commodity Interests: Each Select Sector SPDR Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by the CFTC regulations in effect from time to time and in accordance with the Select Sector SPDR Funds' policies. A Select Sector SPDR Fund would take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Select Sector SPDR Fund under the contract (less the value of any margin deposits in connection with the position. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Select Sector SPDR Fund under the contract (less the value of any margin deposits in connection with the position).
Certain additional risk factors related to derivatives are discussed below:
Derivatives Risk: Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices are required to be cleared. In addition, the CFTC may promulgate additional regulations that require clearing of other classes of swaps. In a cleared derivatives transaction (which includes futures, options on futures, and cleared swaps transactions), a Select Sector SPDR Fund's counterparty is a clearing house (such as CME, ICE Clear Credit or LCH.Clearnet), rather than a bank or broker. Since the Select Sector SPDR Funds are not members of a clearing house and only members of a clearing house can participate directly in the clearing house, each Select Sector SPDR Fund holds cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in cleared derivatives transactions. Each Select Sector SPDR Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. In contrast to bilateral OTC transactions, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions in accordance with their rules. Any such increase or termination could interfere with the ability of a Select Sector SPDR Fund to pursue its investment strategy. Also, each Select Sector SPDR Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on a Select Sector SPDR Fund's behalf. While the documentation in place between a Select Sector SPDR Fund and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Select Sector SPDR Fund could be
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subject to this execution risk if the Select Sector SPDR Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and a Select Sector SPDR Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Select Sector SPDR Fund's ability to engage in, or increase the cost to the Select Sector SPDR Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Select Sector SPDR Fund or increasing margin or capital requirements. If a Select Sector SPDR Fund is not able to enter into a particular derivatives transaction, the Select Sector SPDR Fund's investment performance and risk profile could be adversely affected as a result.
Counterparty Risk: Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, all futures and options on futures and some swap transactions are required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared derivatives position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member's proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing broker may also invest those funds in certain instruments permitted under the applicable regulations. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in the relevant omnibus account at the clearing house for all customers of the clearing member.
For commodities futures positions, the clearing house may use all of the collateral held in the clearing member's omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, a Select Sector SPDR Fund is subject to the risk that a clearing house will use the Select Sector SPDR Fund's assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount for each customer.
ILLIQUID INVESTMENTS
Each Fund may invest in illiquid investments. A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Fund's net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Funds' policies and procedures.
Special Considerations and Risks
A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.
GENERAL
Investment in a Select Sector SPDR Fund should be made with an understanding that the value of a Select Sector SPDR Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
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An investment in a Select Sector SPDR Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Securities of issuers traded on exchanges may be suspended on certain exchanges by the issuers themselves, by an exchange or by government authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as derivative instruments, may be halted.
While S&P DJI often chooses a replacement company for the S&P 500 with some characteristics in common with a company or companies removed from the index, it is not uncommon for a replacement company to have little in common with the company it replaces. Consequently, the removal of one company and its replacement by another may affect two Select Sector Indices and two Select Sector SPDR Funds, one of which included a company now removed from the S&P 500 and another which may have a company added to it.
Although most of the securities in the Select Sector Indices are listed on a national securities exchange, the principal trading market for some of the securities in a Select Sector Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Select Sector SPDR Fund's Shares will be adversely affected if trading markets for a Select Sector SPDR Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.
FUTURES AND OPTIONS TRANSACTIONS
There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Select Sector SPDR Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Select Sector SPDR Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Select Sector SPDR Fund may be required to make delivery of the instruments underlying futures contracts it has sold.
Each Select Sector SPDR Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Select Sector SPDR Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Select Sector SPDR Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities.
Utilization of futures transactions by a Select Sector SPDR Fund involves the risk of imperfect or even negative correlation to its Select Sector Index if the index underlying the futures contracts differs from the Select Sector Index or if the futures contracts do not track the Select Sector Index as expected. There is also the risk of loss by a Select Sector SPDR Fund of margin deposits in the event of bankruptcy of a broker with whom a Select Sector SPDR Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The “daily price fluctuation limit” or “daily limit” establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, generally no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit
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potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
RISKS OF SWAP AGREEMENTS
Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Select Sector SPDR Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Select Sector SPDR Fund's rights as a creditor.
The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The absence of a regulated execution facility or contract market and lack of liquidity for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Under recently adopted rules and regulations, transactions in some types of swaps are required to be centrally cleared. In a cleared derivatives transaction, a Select Sector SPDR Fund's counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Select Sector SPDR Funds are not members of a clearing house, and only members of a clearing house can participate directly in the clearing house, each Select Sector SPDR Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Select Sector SPDR Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to a Select Sector SPDR Fund than bilateral (non-cleared) arrangements. For example, a Select Sector SPDR Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to a Select Sector SPDR Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time in accordance with their rules. A Select Sector SPDR Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which SSGA FM expects to be cleared), and no clearing member is willing or able to clear the transaction on the Select Sector SPDR Fund's behalf. In that case, the transaction might have to be terminated, and the Select Sector SPDR Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between a Select Sector SPDR Fund and clearing members is drafted by the clearing members and generally is less favorable to the Select Sector SPDR Fund than typical bilateral derivatives documentation.
These clearing rules and other new rules and regulations could, among other things, restrict a Select Sector SPDR Fund's ability to engage in, or increase the cost to the Select Sector SPDR Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Select Sector SPDR Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations, as applicable to swaps, are relatively new and evolving, so their potential impact on a Select Sector SPDR Fund and the financial system are not yet known.
Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Select Sector SPDR Fund's limitation on investments in illiquid investments. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Select Sector SPDR Fund's interest.
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If a Select Sector SPDR Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Select Sector SPDR Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Select Sector SPDR Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Select Sector SPDR Fund investments. Many swaps are complex and often valued subjectively.
CYBER SECURITY RISK
With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Funds may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
CONTINUOUS OFFERING
The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur.
Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Fund Shares, and sells such Fund Shares directly to customers, or if it chooses to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary market demand for Fund Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Fund Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Fund Shares are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund's Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
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SSGA or its affiliates (the “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) Select Sector SPDR Funds as they are launched, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for Select Sector SPDR Funds when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such Select Sector SPDR Funds, the Fund Shares are being registered to permit the resale of these shares from time to time after purchase. The Select Sector SPDR Funds will not receive any of the proceeds from the resale by the Selling Shareholders of these Fund Shares.
The Selling Shareholder intends to sell all or a portion of the Fund Shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The Fund Shares may be sold on any national securities exchange on which the Fund Shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.
The Selling Shareholder may also loan or pledge Fund Shares to broker-dealers that in turn may sell such Fund Shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Fund Shares, which Fund Shares such broker-dealer or other financial institution may resell.
The Selling Shareholder and any broker-dealer or agents participating in the distribution of Fund Shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the Fund Shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.
EUROPE – RECENT EVENTS
A number of countries in Europe, including Greece, Spain, Ireland, Italy, and Portugal, have substantial government debt levels. The concern over these debt levels has led to volatility in the European financial markets, which has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. For some countries, the ability to repay sovereign debt is in question, and default is possible, which could affect their ability to borrow in the future. Several countries have agreed to multi-year bailout loans from the European Central Bank, the IMF, and other institutions. A default or debt restructuring by any European country can adversely impact holders of that country's debt and can affect exposures to other European Union (“EU”) countries and their financial companies as well. These financial difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.
Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. On January 31, 2020, the United Kingdom formally withdrew from the EU (commonly referred to as “Brexit”) and entered an 11-month transition period. The transition period concluded on December 31, 2020, and the United Kingdom left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the United Kingdom and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Certain aspects of Brexit have had an adverse impact on the region, leading to increased inflation, labor shortages and business closures, among others. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. Any additional exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of a Select Sector SPDR Fund's investments.
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MARKET TURBULENCE RESULTING FROM INFECTIOUS ILLNESS
A widespread outbreak of an infectious illness, such as COVID-19, may lead to governments and businesses world-wide taking aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. As occurred in the wake of COVID-19, the spread of such an illness may result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which may contribute to increased volatility in global markets. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies, sectors and industries, and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by infectious illness also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of such an illness and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
RUSSIA SANCTIONS RISK
Sanctions threatened or imposed by a number of jurisdictions, including the United States, the European Union and the United Kingdom, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country's credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, certain Funds have used, and may in the future use,  fair valuation procedures approved by the Fund's Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.
A reduction in liquidity of certain Fund holdings as a result of sanctions and related actions may cause a Fund to experience increased premiums or discounts to its NAV and/or wider bid-ask spreads. Additionally, if it becomes impracticable or unlawful for a Fund to hold securities subject to, or otherwise affected by, sanctions, or if deemed appropriate by the Fund's investment adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs.
Investment Restrictions
The Trust has adopted the following investment restrictions as fundamental policies with respect to each Select Sector SPDR Fund. These restrictions cannot be changed with respect to a Select Sector SPDR Fund without the approval of the holders of a majority of such Select Sector SPDR Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Select Sector SPDR Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Select Sector SPDR Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Select Sector SPDR Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Select Sector SPDR Fund. Except with the approval of a majority of the outstanding voting securities, a Select Sector SPDR Fund may not:
1.
Change its investment objective;
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2.
Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Select Sector SPDR Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;
3.
Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Select Sector SPDR Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Select Sector SPDR Fund will not purchase securities while borrowings in excess of 5% of the Select Sector SPDR Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Select Sector SPDR Fund of a deposit principally of securities included in the relevant Select Sector Index for creation of Creation Units);
4.
Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Select Sector SPDR Fund's assets);
5.
Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Select Sector SPDR Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;
6.
Act as an underwriter of securities of other issuers, except to the extent the Select Sector SPDR Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;
7.
Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Select Sector SPDR Fund may make margin deposits in connection with transactions in options, futures and options on futures;
8.
Sell securities short;
9.
Invest in commodities or commodity contracts, except that a Select Sector SPDR Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts.; or
10.
Concentrate its investments in securities of issuers in the same industry or group of industries, except that a Select Sector SPDR Fund will be concentrated in an industry or group of industries to the extent that such Fund's underlying index concentrates in a particular industry or group of industries.(1)
In addition to the investment restrictions adopted as fundamental policies as set forth above, each Select Sector SPDR Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Select Sector SPDR Fund:
1.
Will not invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by each Select Sector SPDR Fund in accordance with its views.
2.
Will, under normal circumstances, invest at least 95% of its total assets in common stocks that compose its relevant Select Sector Index. Prior to any change in a Fund's 95% investment policy, a Fund will provide shareholders with at least 60 days' written notice.
3.
Will not invest in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously.

(1)
The SEC Staff considers concentration to involve the investment of more than 25% of a fund's assets in an industry or group of industries.
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Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Select Sector SPDR Funds is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, the Prospectus.
The Shares of each Select Sector SPDR Fund are approved for listing and trading on the Exchange. Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Select Sector SPDR Fund will continue to be met.
The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the Shares of a Select Sector SPDR Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Select Sector SPDR Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the Select Sector SPDR Fund no longer complies with the applicable listing requirements set forth in the Exchange's rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of the Select Sector SPDR Fund, there are fewer than 50 beneficial holders of the Select Sector SPDR Fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Select Sector SPDR Fund.
The Trust reserves the right to adjust the Share price of a Select Sector SPDR Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Select Sector SPDR Fund or an investor's equity interest in the Select Sector SPDR Fund.
As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.
Management of the Trust
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”
The Board has responsibility for the oversight of the management, operations and business affairs of the Trust, including general oversight of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Select Sector SPDR Funds.
The Trustees and executive officers of the Trust, along with their year of birth, principal occupations over the past five years, length of time served, total number of portfolios overseen in the fund complex, public and fund directorships held over the past five years and other positions and their affiliations, if any, with the Adviser, are listed below:
TRUSTEES
Name, Address and Year of Birth	Position(s) With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
ASHLEY T. RABUN c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1952	Trustee, Chair of the Board; Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Appointed: October 2015 Elected: October 2021	Retired; President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	11	Chairperson of the Board and Member of the Audit, Nominating and Valuation Committees, Investment Managers Series Trust (2007 - present).
ALLISON GRANT WILLIAMS c/o The Select Sector SPDR Trust	Trustee; Member of the Audit	Term: Indefinite Elected:	Retired; Practice Executive, Global Strategic Relationship	11	Leadership Advisory Committee (2019 - present) and
22

Name, Address and Year of Birth	Position(s) With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
One Iron Street Boston, MA 02210 1956	Committee, Member of the Nominating and Governance Committee	October 2021
Management/Asset
Management -
Corporate & Institutional
Services (C&IS)
Division, Northern Trust
Corporation (2017 -
2021); and Chief
Operating Officer &
Chief Administrative
Officer, Institutional
Investor Group, N.A.,
C&IS Division, Northern
Trust Corporation (2016
- 2017).

Membership Committee
Chair (2021 - present),
Art Institute of Chicago;
Academic Affairs Chair
and Executive
Committee Member
(2018 - Present) and
Board of Trustees and
Investment Committee
Member (2012 -
present), Columbia
College Chicago.

SHEILA HARTNETT-DEVLIN c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1958	Trustee; Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 2021	Retired; Senior Vice President and Head of the U.S. Institutional Business, American Century Investments, Inc. (2008 - 2017).	11	Director, South Jersey Industries, Inc. (energy services) (1999 - present) and Director, Mannington Mills (flooring products) (2005 - present).
JAMES JESSEE c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1958	Trustee; Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 2021	Retired; Strategic Advisor, MFS Investment Management (2018); and Co-Head, Global Distribution and President MFS Fund Distributors, Inc. (2011 - 2017).	11
Trustee, Yieldstreet
Prism Fund (investment
company) (2019 -
present); Board Member,
Board of Governors,
Investment Company
Institute (2014 - 2018);
Director, Waddell &
Reed Financial, Inc.
(investment
management) (2019 -
2021).

TERESA POLLEY c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1960	Trustee; Chair of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 2021	Retired. Terri Polley Consulting (2019 to 2021); President and Chief Executive Officer of the Financial Accounting Foundation (FAF) (2008 - 2019).	11
Director, Fairfield County
Band (2023 – Present);
Trustee (2018 to
present), Academic
Affairs Committee
Member (2018 -
present), Audit
Committee Chair (2021 -
present), Executive
Committee Member
(2021 - present),
Finance and Operations
Committee Member
(2018 - present), St.
Francis University.

R. CHARLES TSCHAMPION c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1946	Trustee, Member of the Audit Committee, Chair of the Nominating and Governance Committee	Term: Indefinite Elected: October 1998	Retired.	11	Trustee Emeritus of Lehigh University.
23

Name, Address and Year of Birth	Position(s) With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEES
JAMES E. ROSS* c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1965	Trustee	Term: Indefinite Appointed: November 2005 Elected: October 2021
President, Winnisquam
Capital LLC (December
2022 – present);
Non-Executive
Chairman, Fusion
Acquisition Corp. (June
2020 - September
2021); Non-Executive
Chairman, Fusion
Acquisition Corp II
(February 2020 -
present): Retired
Chairman and Director,
SSGA Funds
Management, Inc. (2005
- March 2020); Retired
Executive Vice
President, State Street
Global Advisors (2012 -
March 2020); Retired
Chief Executive Officer
and Manager, State
Street Global Advisors
Funds Distributors, LLC
(May 2017 - March
2020); Director, State
Street Global Markets,
LLC (2013 - April 2017);
President, SSGA Funds
Management, Inc. (2005
- 2012); Principal, State
Street Global Advisors
(2000 - 2005).
				132
Investment Managers
Series Trust (December
2022 – present); SSGA
SPDR ETFs Europe I
plc (Director) (November
2016 – March 2020);
SSGA SPDR ETFs
Europe II plc (Director)
(November 2016 –
March 2020); State
Street Navigator
Securities Lending Trust
(July 2016 – March
2020); SSGA Funds
(January 2014 – March
2020); SSGA Active
Trust (2011 - March
2020); State Street
Institutional Investment
Trust (February 2007 –
March 2020); State
Street Master Funds
(February 2007 – March
2020); SPDR Series
Trust (November 2005 -
December 2009; April
2010 - March 2020);
SPDR Index Shares
Funds (November 2005
- December 2009; April
2010 - March 2020);
Elfun Funds (July 2016 –
December 2018).

RORY TOBIN* c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1965	Trustee	Term: Indefinite Elected: October 2021	Executive Vice President and Head of Business EMEA, Head of Global SPDR ETF, Member of the SSGA Global Executive Management Group (2014 - present).	11	None
†
For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
*
Mr. Ross and Mr. Tobin are each an “interested person” of the Trust, as defined in the 1940 Act. Mr. Ross is an “interested person” because of his ownership interest in an affiliate of the Adviser. Mr. Tobin is an “interested person” because of his position with an affiliate of the Adviser.
24

OFFICERS
Name, Address and Year of Birth	Position(s) With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Indefinite Served: since May 2023 (with respect to President and Principal Executive Officer); Term: Indefinite Served: since April 2015 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Director, State Street Global Advisors (April 2005 - present).*
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Treasurer and Principal Financial Officer	Term: Indefinite Served: since November 2007	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Deputy Treasurer	Term: Indefinite Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Indefinite Served: since February 2017	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Indefinite Served: since November 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller, GE Asset Management Incorporated (April 2011 - July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Indefinite Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 – present); Assistant Vice President, State Street Bank and Trust Company (November 2011 – July 2017).*
JOHN BETTENCOURT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1976	Assistant Treasurer	Term: Indefinite Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (March 2020 – present); Assistant Vice President, State Street Global Advisors (June 2007 – March 2020).
SEAN O'MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Indefinite Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 – present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Secretary	Term: Indefinite Served: since August 2022
Vice President and Senior Counsel, State Street Global
Advisors (April 2019 - present); Vice President and
Counsel, State Street Global Advisors (August 2015 -
April 2019); Associate, Ropes & Gray LLP (November
2012 - August 2015).

DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Indefinite Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp. (October 2010 - October 2019).
25

Name, Address and Year of Birth	Position(s) With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Iron Street Boston, MA 022101971	Assistant Secretary	Term: Indefinite Served: since May 2023	Assistant Vice President, State Street Global Advisors (July 2014 - present).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Indefinite Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present).*
*
Served in various capacities and/or with various affiliated entities during the noted time period.
LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES
The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board is responsible for overseeing the operations of the Funds in accordance with the provisions of the 1940 Act, other applicable laws and the Trust's Declaration of Trust. The Board is composed of six Independent Trustees and two Interested Trustees. In accordance with the Board Governance Policies, the Board has appointed an Independent Trustee to serve as Chairman of the Board. Generally, the Board acts by majority vote of all of the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Trust's day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Trust's activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements, and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the experience of each Trustee and the number and nature of Funds within the Trust.
The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees and a commitment to the interests of shareholders and, with respect to the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. Each Trustee also has familiarity with the Funds, the Adviser, the Administrator, the Sub-Administrator and the Distributor, and their operations. The Independent Trustees also have experience with the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her service as a Trustee of the Trust and/or as a director of other investment companies. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion that, as of the date of this SAI, each person identified below should serve as a Trustee for the Trust. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, and do not constitute a representation that the Board or any Trustee has any special expertise and do not impose any greater responsibility or liability on any such person or on the Board by reason thereof. As required by rules the SEC has adopted under the 1940 Act, the Trust's Independent Trustees select and nominate all candidates for Independent Trustee positions.
Ashley T. Rabun. Ms. Rabun has served as a Trustee of the Trust since October 2015 and has served as Chair of the Board since June 2021. Ms. Rabun also serves on the Nominating and Governance Committee and the Audit Committee. Since 2007, she has also served as Chairperson of the Board and Member of the Audit Committee, Valuation Committee and Nominating Committee of Investment Managers Series Trust. From 1996 to 2015, Ms. Rabun served as President and Chief Executive Officer of InvestorReach, Inc., a financial services consulting firm. She served as Partner and President of Mutual Funds advised by Nicholas Applegate Capital Management from 1992 to 1996. From 1990 to 1992, Ms. Rabun served as Marketing Director at InterInvest, Inc. Prior thereto, she was employed as a registered representative for several brokerage firms.
Allison Grant Williams. Ms. Williams has served as a Trustee of the Trust since October 2021. Ms. Williams also serves on the Nominating and Governance Committee and the Audit Committee. Ms. Williams previously served as Senior Vice President in the Global Strategic Relationship Management Group at Northern Trust/Corporate & Institutional Services (C&IS) Division from 2017 to 2021. Prior to that, Ms. Williams served as Chief Operating Officer of Northern Trust's Global Funds Services Group from 2014 to 2017, where she also served as Chief Administrative Officer of Northern
26

Trust's Institutional Investor Services Group from 2016 to 2017. In addition, Ms. Williams served as Chief Administrative Officer and Chief Marketing Strategy Officer in Northern Trust's Exchange-Traded Funds Group/Asset Management Division from 2011 to 2014. From 1987 to 2001 Ms. Williams held leadership positions with global asset management firms of UBS and Brinson Partners.
Sheila Hartnett-Devlin. Ms. Hartnett-Devlin has served as a Trustee of the Trust since October 2021. Ms. Hartnett-Devlin also serves on the Nominating and Governance Committee and the Audit Committee. Ms. Hartnett-Devlin previously served as a Vice President and Client Portfolio Manager from 2008 to 2011 and a Senior Vice President and Head of U.S. Institutional Business from 2011 to 2017 for American Century Investments, a large investment product provider. From 2005 to 2008, she served as Managing Director and Global Portfolio Manager at Cohen, Klingenstein & Marks, Inc., a small investment management firm and from 2002 to 2008, as Director at Mercy Investment Services, a ministry of the Sisters of Mercy. Prior to 2002, Ms. Hartnett-Devlin served in several roles, including Chief Global Equity Strategist for Fiduciary Trust Company International. Additionally, she has served on the board of directors of South Jersey Industries since 1999, where she chairs the Environmental Social and Governance Committee and sits on the Audit Committee (Chair from 2007 to 2017) and Strategy and Finance Committees. Ms. Hartnett-Devlin also serves on the board of directors of Mannington Mills since 2005 and is the Chair of the Personnel and Compensation Committee.
James Jessee. Mr. Jesse has served as a Trustee of the Trust since October 2021. Mr. Jessee also serves on the Nominating and Governance Committee and the Audit Committee. From 1987 to 2018, Mr. Jessee served in numerous senior leadership roles in the intermediary distribution space at MFS Investment Management, including as President of MFS Funds Distributors, Inc. and Co-Head of Global Distribution. Prior to 1987, Mr. Jessee served as an insurance wholesaler. Since October 2019, Mr. Jessee has served as member of the Board of Trustees of the Yieldstreet Prism Fund. From 2019-2021, Mr. Jessee served on the Board of Directors for Waddell and Reed. From 2014-2018, Mr. Jessee served as a Board Member to the Board of Governors of the Investment Company Institute.
Teresa Polley. Ms. Polley has served as a Trustee of the Trust since October 2021 and has been designated by the Board as an “audit committee financial expert,” as defined in SEC rules. Ms. Polley previously served as President and Chief Executive Officer of the Financial Accounting Foundation (FAF) from 2008 until her retirement in 2019. As President/CEO of FAF, Ms. Polley advised and collaborated with FAF's governing body and committees on audit, finance, investments, compensation, governance, and nominations, including appointments to its standard-setting bodies, the Financial Accounting Standards Board (FASB) and the Governmental Accounting Standards Board (GASB). She is a certified public accountant licensed by the Commonwealth of Pennsylvania and is an experienced audit committee chair.
James E. Ross. Mr. Ross has served as a Trustee of the Trust since 2005 and served as President from November 2010 to May 2013. Mr. Ross served in various executive capacities at the Adviser and its affiliates from 2005 until his retirement in 2020. Mr. Ross also serves as a Trustee of SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust, for which SSGA FM serves as investment adviser. Since June 2010, Mr. Ross has chaired the Investment Company Institute's Exchange-Traded Funds Committee. Mr. Ross is also on the Board of Governors of the Investment Company Institute.
R. Charles Tschampion, CFA. Mr. Tschampion has served as a Trustee of the Trust since inception in 1998. He also serves as Chair to the Nominating and Governance Committee and as a member of the Audit Committee. Mr. Tschampion is a CFA charterholder and served on the staff at the CFA Institute beginning in 2005 until August 2014. He retired from General Motors after a 37-year career, including 28 years at General Motors Asset Management, where his last position was Managing Director of Investment Research and of Defined Contribution Plans. Mr. Tschampion sat on the AIMR Board of Governors from 1995 to 2001 and served as Chairman from 1999 to 2000. Mr. Tschampion was a Trustee of Lehigh University from 1998 to 2010 and served as Chair of the Investment Sub-Committee for the Lehigh University Endowment Fund from 1998 to 2008; he currently is Trustee Emeritus of Lehigh University. Mr. Tschampion also served as a Director, Chairman of the Audit Committee and a member of the Nominating Committee of db-X Exchange-Traded Funds Inc. (formerly known as TDX Independence Funds, Inc.) from 2007 to 2015.
Rory Tobin. Mr. Tobin has served as a Trustee of the Trust since October 2021. He currently serves as Executive Vice President and Head of Business in Europe, the Middle East and Africa (EMEA) and head of the Global SPDR Exchange Traded Fund (ETF) business at SSGA since 2014. In addition. Mr. Tobin is a member of the SSGA Global Executive Management Group. Prior to joining SSGA, Mr. Tobin served as CEO and Global Head of the Investments and Solutions business at Barclays Asset Management. From 2004 to 2014, Mr. Tobin held several roles at BlackRock/Barclays Global Investors (BGI), including as co-CEO of the Global iShares ETF business and as head of the Global Index and Markets Group. Prior to joining BGI, Mr. Tobin spent 14 years at Goldman Sachs where he held numerous roles, including in equity capital markets, equity derivative distribution, and distribution leadership.
27

RISK OVERSIGHT
The day-to-day operations of the Funds, including the management of risk, are performed by third party service providers, such as the Adviser, Distributor, Administrator and Sub-Administrator. The Trustees are responsible for overseeing the Trust's service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Trust and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.
Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.
Risk oversight forms part of the Board's general oversight of the Funds and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Trust's Chief Compliance Officer and the independent registered public accounting firm, as appropriate, regarding risks faced by the Funds. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. The Board has met with the Adviser's Chief Risk Officer to review the Adviser's approach to addressing risks. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement, the Board meets with the Adviser to review the services provided. Among other things, the Board regularly considers the Adviser's adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program and reports to the Board regarding compliance matters for the Trust and its service providers. The Board, with the assistance of the Adviser, reviews investment policies and risks in connection with its review of the Funds' performance. In addition, as part of the Board's oversight of the Funds' advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.
The Board has established the following Committees and the membership of each Committee to assist in its oversight functions, including its oversight of the risks the Funds face. Committee membership is identified below. Each Committee must report its activities to the Board on a regular basis.
Audit Committee: The Board has an Audit Committee consisting of all Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust. Ms. Polley serves as the Chairman. The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds' accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the quality and integrity of the Funds' financial statements and the independent audit thereof; (2) the Funds' accounting and financial reporting processes and internal control over financial reporting; (3) the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; and (4) the qualifications, independence and performance of the Funds' independent registered public accounting firm. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met three (3) times during the fiscal year ended September 30, 2023.
Nominating and Governance Committee: The Board has a Nominating and Governance Committee consisting of all Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust. Mr. Tschampion serves as Chairman. The Nominating and Governance Committee oversees administration of the Board Governance Policies and will consider proposals for candidates to serve as independent Trustees. Any such proposals should be sent to the Trust in care of the
28

Nominating and Governance Committee Chairman. The final recommendation of a prospective independent Trustee rests solely with the Nominating and Governance Committee. The Nominating and Governance Committee also periodically reviews Independent Trustee compensation. The Nominating and Governance Committee met two (2) times during the fiscal year ended September 30, 2023.
When evaluating a person as a potential nominee to serve as an independent Trustee, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a Trustee; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent Trustee. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.
REMUNERATION OF TRUSTEES
The Trust pays each Trustee (other than Mr. Tobin) an annual retainer plus a per meeting fee for each regularly scheduled meeting of the Board attended by the Trustee (whether in person or telephonically) and any other telephonic meeting. The Chairman of the Board (who is an Independent Trustee) receives an additional fee. Audit Committee and Nominating and Governance Committee members receive per meeting fees and the Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also receive an additional fee. The Trust may also reimburse each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings.
The following table sets forth the total fees accrued with respect to the remuneration of Trustees of the Trust for the fiscal year ended September 30, 2023:
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex Paid to Trustees
Independent Trustees:
Cheryl Burgermeister(1)	$80,750	N/A	N/A	$80,750
Allison Grant Williams	$298,250	N/A	N/A	$298,250
Sheila Hartnett-Devlin	$298,250	N/A	N/A	$298,250
James Jessee	$298,250	N/A	N/A	$298,250
Teresa Polley	$327,000	N/A	N/A	$327,000
Ashley T. Rabun	$365,750	N/A	N/A	$365,750
R. Charles Tschampion	$317,000	N/A	N/A	$317,000
Interested Trustees:
James E. Ross	$288,250	N/A	N/A	$288,250
Rory Tobin(2)	N/A	N/A	N/A	N/A
(1)
Effective December 31, 2022, Ms. Burgermeister resigned from her position as Trustee and no longer serves as a trustee to the Trust.
(2)
As an officer of SSGA, Mr. Tobin does not receive any compensation from the Trust for serving as a Trustee of the Trust.
During the fiscal year ended September 30, 2023, no officers of the Trust received compensation in excess of $60,000 from the Trust. Additionally, no Trustee or officer of the Trust is entitled to any pension or retirement benefits from the Trust.
29

The Trustee fees with respect to the remuneration are allocated among the Funds based on net assets. For the fiscal year ended September 30, 2023, the Funds contributed the following amounts:
Fund	Amount
The Communication Services Select Sector SPDR Fund	$93,874
The Consumer Discretionary Select Sector SPDR Fund	$143,840
The Consumer Staples Select Sector SPDR Fund	$164,172
The Energy Select Sector SPDR Fund	$375,333
The Financial Select Sector SPDR Fund	$305,882
The Health Care Select Sector SPDR Fund	$390,782
The Industrial Select Sector SPDR Fund	$131,418
The Materials Select Sector SPDR Fund	$55,355
The Real Estate Select Sector SPDR Fund	$48,357
The Technology Select Sector SPDR Fund	$405,779
The Utilities Select Sector SPDR Fund	$158,709
OWNERSHIP OF FUND SHARES
As of December 31, 2023, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, principal underwriter of the Funds or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.
The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2023:
Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Ashley T. Rabun	None	None	None
Allison Grant Williams	The Financial Select Sector SPDR Fund	$1 - $10,000	$1 - $10,000
Sheila Hartnett-Devlin	The Technology Select Sector SPDR Fund	Over $100,000	Over $100,000
James Jessee	The Energy Select Sector SPDR Fund	$10,001 - $50,000	$10,001 - $50,000
Teresa Polley	The Communication Services Select Sector SPDR Fund	$1 - $10,000	$50,001 - $100,000
	The Consumer Discretionary Select Sector SPDR Fund	$1 - $10,000
	The Consumer Staples Select Sector SPDR Fund	$1 - $10,000
	The Energy Select Sector SPDR Fund	$1 - $10,000
	The Financial Select Sector SPDR Fund	$1 - $10,000
	The Health Care Select Sector SPDR Fund	$1 - $10,000
	The Industrial Select Sector SPDR Fund	$1 - $10,000
	The Materials Select Sector SPDR Fund	$1 - $10,000
R. Charles Tschampion	The Utilities Select Sector SPDR Fund	Over $100,000	Over $100,000
Interested Trustees:
James E. Ross	The Consumer Discretionary Select Sector SPDR Fund	Over $100,001	Over $100,001
	The Energy Select Sector SPDR Fund	$10,001 - $50,000
	The Health Care Select Sector SPDR Fund	$50,001 - $100,000
	The Technology Select Sector SPDR Fund	$50,001 - $100,000
	The Financial Select Sector SPDR Fund	Over $100,001
Rory Tobin	None	None	None
CODES OF ETHICS
The Trust, the Adviser and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the Codes of Ethics). Each Code of Ethics permits personnel, subject to that Code of Ethics, to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds.
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There can be no assurance that the Codes of Ethics will be effective in preventing such activities. Each Code of Ethics, filed as exhibits to the Trust's registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at https://www.sec.gov.
PROXY VOTING POLICIES
The Board has delegated the responsibility to vote proxies on securities held by the Funds to the Adviser for all Funds, subject to certain exceptions. The Board has retained authority to vote proxies for certain bank and bank holding company securities (“Bank Securities”) that may be held by one or more Funds from time to time. The Board has adopted the Institutional Shareholder Services, Inc.'s (“ISS”) benchmark proxy voting policy with respect to voting such Bank Securities' proxies. The Board has retained this authority in order to permit the Adviser to utilize exemptions from limitations arising under the Bank Holding Company Act of 1956, as amended, that might otherwise prevent the Adviser from acquiring Bank Securities on behalf of a Fund. Each of the Trust's and the Adviser's proxy voting policies, as well as ISS' benchmark proxy voting policy, are attached as an appendix to this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-732-8673; (2) on the Funds' website at https://www.sectorspdr.com; and (3) on the SEC's website at https://www.sec.gov.
DISCLOSURE OF PORTFOLIO HOLDINGS POLICY
The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds, including (a) a service provider, (b) the stock exchanges upon which an ETF is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.
Investment Advisory and Other Services
THE INVESTMENT ADVISER
SSGA FM acts as investment adviser to the Trust and, subject to the oversight of the Board, is responsible for the investment management of each Select Sector SPDR Fund. As of September 30, 2023, the Adviser managed approximately $876.06 billion in assets. The Adviser's principal address is One Iron Street, Boston, Massachusetts 02210. The Adviser, a Massachusetts corporation, is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. State Street Global Advisors (“SSGA”), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.
The Adviser serves as investment adviser to each Select Sector SPDR Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. Under the Investment Advisory Agreement, the Adviser, subject to the oversight of the Board and in conformity with the stated investment policies of each Select Sector SPDR Fund, manages the investment of each Select Sector SPDR Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Select Sector SPDR Fund.
Pursuant to the Investment Advisory Agreement, the Adviser is not liable for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
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The Investment Advisory Agreement with respect to each Select Sector SPDR Fund continues in effect for one year from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Select Sector SPDR Fund, provided that in either event such continuance also is approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Select Sector SPDR Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority of the applicable Select Sector SPDR Fund's outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
A discussion regarding the basis for the Board's approval of the continuation of the Investment Advisory Agreement regarding all Funds is available in the Trust's Annual Report to Shareholders for the period ended September 30, 2023.
For the services provided to each Fund under the Investment Advisory Agreement, each Fund pays the Adviser a fee accrued daily and payable monthly based on the Trust's average daily net assets at the following annual rates: 0.05% of the first $12.5 billion of average daily net assets of the Trust, 0.04% of the next $17.5 billion of average daily net assets of the Trust, 0.035% of the next $20.0 billion of average daily net assets of the Trust, 0.03% of the next $50 billion of average daily net assets of the Trust, 0.0285% of the next $50.0 billion of average daily net assets of the Trust, 0.0271% of the next $50 billion of average daily net assets of the Trust, and 0.0256% of average daily net assets on the remainder of net assets of the Trust. The advisory fee is allocated to each series of the Trust pro rata based upon the net assets of each series of the Trust. For the fiscal year ended September 30, 2023, the fee pursuant to the Investment Advisory Agreement was equivalent to an effective rate of 0.0306% of average daily net assets for each Fund.
From time to time, the Adviser may waive all or a portion of its management fee, although it does not currently intend to do so. The Adviser did not waive any fees during the periods noted in the table below.
For the past three fiscal years ended September 30, the Funds paid the following amounts to the Adviser:
Fund	2023	2022	2021
The Communication Services Select Sector SPDR Fund	$3,274,975	$3,566,909	$4,078,380
The Consumer Discretionary Select Sector SPDR Fund	$4,623,503	$5,742,805	$5,961,510
The Consumer Staples Select Sector SPDR Fund	$5,249,761	$4,473,735	$3,852,682
The Energy Select Sector SPDR Fund	$11,770,550	$10,297,847	$6,014,735
The Financial Select Sector SPDR Fund	$9,715,072	$11,983,348	$10,617,796
The Health Care Select Sector SPDR Fund	$12,272,074	$10,951,801	$8,480,719
The Industrial Select Sector SPDR Fund	$4,291,499	$4,688,537	$5,560,310
The Materials Select Sector SPDR Fund	$1,723,588	$2,194,112	$2,225,224
The Real Estate Select Sector SPDR Fund	$1,438,765	$1,635,946	$909,394
The Technology Select Sector SPDR Fund	$13,323,800	$13,589,572	$12,433,163
The Utilities Select Sector SPDR Fund	$4,761,501	$4,476,805	$3,803,234
PORTFOLIO MANAGERS
The Adviser manages the Select Sector SPDR Funds using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:
Portfolio Management Team	Fund
Karl Schneider and Amy Cheng	The Real Estate Select Sector SPDR Fund
Karl Schneider, David Chin and Kala O'Donnell	The Technology Select Sector SPDR Fund
Karl Schneider and Dwayne Hancock	The Consumer Staples Select Sector SPDR Fund The Health Care Select Sector SPDR Fund The Utilities Select Sector SPDR Fund
Karl Schneider and Ted Janowsky	The Energy Select Sector SPDR Fund The Materials Select Sector SPDR Fund
Karl Schneider, Dwayne Hancock and Kala O'Donnell	The Financial Select Sector SPDR Fund
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Portfolio Management Team	Fund
Karl Schneider and Kala O'Donnell	The Communication Services Select Sector SPDR Fund The Consumer Discretionary Select Sector SPDR Fund
Karl Schneider, Emiliano Rabinovich and Amy Cheng	The Industrial Select Sector SPDR Fund
The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Funds and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.
Other Accounts Managed as of September 30, 2023
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Karl Schneider	116	$665.37	364	$721.98	495	$460.28	$1,847.63
Amy Cheng	116	$665.37	364	$721.98	495	$460.28	$1,847.63
David Chin	116	$665.37	364	$721.98	495	$460.28	$1,847.63
Dwayne Hancock	116	$665.37	364	$721.98	495	$460.28	$1,847.63
Ted Janowsky	116	$665.37	364	$721.98	495	$460.28	$1,847.63
Kala O'Donnell	116	$665.37	364	$721.98	495	$460.28	$1,847.63
Emiliano Rabinovich	116	$665.37	364	$721.98	495	$460.28	$1,847.63
*
There are no performance-based fees associated with these accounts.
None of the portfolio managers listed above beneficially owned Fund Shares as of September 30, 2023, except as noted in the table below:
Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Dwayne Hancock	The Utilities Select Sector SPDR Fund	$50,001 - $100,000
Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally allocate to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has a personal investment in one or more accounts that participate in transactions with other accounts. His or her personal investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally
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responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of the Adviser's and Trust's Code of Ethics.
SSGA's culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. SSGA's Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, an incentive pool is allocated to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees' interests with SSGA clients' and shareholders' long-term interests.
SSGA recognizes and rewards outstanding performance by:
•Promoting employee ownership to connect employees directly to the company's success.
•Using rewards to reinforce mission, vision, values and business strategy.
•Seeking to recognize and preserve the firm's unique culture and team orientation.
•Providing all employees the opportunity to share in the success of SSGA.
THE ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
The Administrator: SSGA FM serves as the administrator to each series of the Trust, pursuant to an Administration Agreement dated June 1, 2015, as amended, between SSGA FM and the Trust (the “SSGA Administration Agreement”). Pursuant to the SSGA Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and its series and will generally, subject to the general oversight of the Trustees and, except as otherwise provided in the SSGA Administration Agreement, manage all of the business and affairs of the Trust. For its administration services to the Funds, each Fund pays SSGA FM a fee accrued daily and paid monthly at a rate of 0.0006% of its average daily net assets.
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The amount of fees paid by each Fund to SSGA FM pursuant to the SSGA Administration Agreement for the three most recently completed fiscal years is set forth in the table below:
Fund	2023	2022	2021
The Communication Services Select Sector SPDR Fund	$64,260	$70,172	$78,057
The Consumer Discretionary Select Sector SPDR Fund	$90,660	$112,998	$113,971
The Consumer Staples Select Sector SPDR Fund	$102,908	$87,921	$73,490
The Energy Select Sector SPDR Fund	$230,651	$202,367	$115,529
The Financial Select Sector SPDR Fund	$190,462	$235,848	$203,874
The Health Care Select Sector SPDR Fund	$240,534	$215,215	$162,257
The Industrial Select Sector SPDR Fund	$84,148	$92,235	$106,453
The Materials Select Sector SPDR Fund	$33,790	$43,164	$42,706
The Real Estate Select Sector SPDR Fund	$28,197	$32,167	$17,449
The Technology Select Sector SPDR Fund	$261,280	$267,272	$237,786
The Utilities Select Sector SPDR Fund	$93,308	$87,939	$72,645
The Sub-Administrator, Custodian and Transfer Agent: State Street serves as the sub-administrator to each series of the Trust, pursuant to a Sub-Administration Agreement dated June 1, 2015, as amended (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Trust and its series. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with SSGA FM. State Street's mailing address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
State Street also serves as Custodian for the Trust's series pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds the Funds' assets, calculates the net asset value of each Select Sector SPDR Fund's Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.
State Street also serves as Transfer Agent for each series of the Trust pursuant to a transfer agency agreement (“Transfer Agency Agreement”).
Compensation: A “unitary” fee is paid by each Select Sector SPDR Fund to State Street for custody, sub-administration and transfer agency services provided to the Select Sector SPDR Funds. The unitary fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Select Sector SPDR Fund. The unitary fee is calculated as follows: 0.015% for the first $50 billion of net assets of the Trust, 0.0125% for the next $25 billion of net assets of the Trust, 0.01% for the next $25 billion of net assets of the Trust, 0.0040% for the next $300 billion of net assets of the Trust, and 0.0025% thereafter. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by the series of the Trust for its out-of-pocket expenses.
Additional Sub-Administration Services: Also under the Sub-Administration Agreement, each Select Sector SPDR Fund pays a fee to State Street for certain services required in the preparation (including preparing a schedule of quarterly portfolio investments) and filing of Form N-PORT and Form N-CEN with the SEC (“N-PORT Related Services”). Additionally, each Select Sector SPDR Fund pays a fee to State Street for services regarding certain liquidity analytics (“Liquidity Risk Measurement Services”) under the Sub-Administration Agreement. For N-PORT Related Services, each Select Sector SPDR Fund pays State Street a fee of $10,300 per year. For Liquidity Risk Measurement Services, each Select Sector SPDR Fund pays State Street a fee of $1,800 per year.
SECURITIES LENDING ACTIVITIES
The Trust's Board has approved each Fund's participation in a securities lending program. Under the securities lending program, each Fund has retained State Street to serve as the securities lending agent.
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For the fiscal year ended September 30, 2023, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Amended and Restated Securities Lending Authorization Agreement between the Trust, on behalf of its series, and State Street (the “Securities Lending Authorization Agreement”) were as follows:
	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Fund for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
The Communication Services Select Sector SPDR Fund	$150,382	$4,257	$950	$0	$0	$121,043	$0	$126,249	$24,133
The Consumer Discretionary Select Sector SPDR Fund	$55,777	$2,835	$343	$0	$0	$36,519	$0	$39,697	$16,080
The Consumer Staples Select Sector SPDR Fund	$66,433	$4,483	$309	$0	$0	$36,201	$0	$40,994	$25,439
The Energy Select Sector SPDR Fund	$383,016	$20,455	$2,231	$0	$0	$204,881	$0	$227,567	$155,449
The Financial Select Sector SPDR Fund	$2,005,339	$134,260	$9,056	$0	$0	$854,051	$0	$997,367	$1,007,971
The Health Care Select Sector SPDR Fund	$267,554	$7,700	$1,717	$0	$0	$214,503	$0	$223,920	$43,634
The Industrial Select Sector SPDR Fund	$228,045	$29,139	$450	$0	$0	$33,315	$0	$62,904	$165,141
The Materials Select Sector SPDR Fund	$911,878	$50,980	$5,291	$0	$0	$566,686	$0	$622,957	$288,921
The Real Estate Select Sector SPDR Fund	$28,411	$1,237	$215	$0	$0	$19,951	$0	$21,402	$7,008
The Technology Select Sector SPDR Fund	$28,101	$3,246	$79	$0	$0	$6,357	$0	$9,682	$18,419
The Utilities Select Sector SPDR Fund	$120,600	$1,865	$961	$0	$0	$103,476	$0	$106,302	$14,299
For the fiscal year ended September 30, 2023, State Street, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as
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necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds' Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting services; and (xi) arranging for return of loaned securities to a Fund in accordance with the terms of the Securities Lending Authorization Agreement.
THE DISTRIBUTOR
ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the principal underwriter and Distributor of Shares. Its principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. Investor information can be obtained by calling 1-866-732-8673. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of each Select Sector SPDR Fund. The Distribution Agreement will continue for one year from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.
The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the SPDR funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.
The Board has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan”) for each Select Sector SPDR Fund. The terms of each Plan are described in the Prospectus.
Under its terms, each Select Sector SPDR Fund's Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Select Sector SPDR Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of such Select Sector SPDR Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Select Sector SPDR Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Select Sector SPDR Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Pursuant to agreements entered into with such persons, the Distributor will make payments under each Select Sector SPDR Fund's Plan to certain broker-dealers or other persons (“Investor Services Organizations”) that enter into agreements with the Distributor in the form approved by the Board to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) (“Investor Services Agreements”). Each Investor Services Agreement will be a “related agreement” under the Plan of the relevant Select Sector SPDR Fund. No Investor Services Agreement will provide for annual fees of more than 0.10% of a Select Sector SPDR Fund's average daily net assets per annum attributable to Shares subject to such agreement.
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Subject to an aggregate limitation of 0.25% of a Select Sector SPDR Fund's average net assets per annum, the fees paid by a Select Sector SPDR Fund under its Plan will be compensation for distribution, investor services or marketing services for that Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Select Sector SPDR Fund, each Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under each Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of any Select Sector SPDR Fund. Notwithstanding the foregoing, the Board has voted to limit payments under each Plan to an annual rate of 0.02% of a Fund's average daily net assets. This limitation is in effect through at least January 31, 2025.
For the fiscal year ended September 30, 2023, each Select Sector SPDR Fund paid the following amount under its Plan:
Fund	Distributor's Fee (including 12b-1 Administration Fee)	Advertising	Other*
The Communication Services Select Sector SPDR Fund	$1,464,744	$626,069	$64,844
The Consumer Discretionary Select Sector SPDR Fund	$2,068,714	$923,006	$92,498
The Consumer Staples Select Sector SPDR Fund	$2,349,369	$951,559	$107,551
The Energy Select Sector SPDR Fund	$5,268,930	$2,148,347	$241,433
The Financial Select Sector SPDR Fund	$4,347,704	$1,979,040	$196,882
The Health Care Select Sector SPDR Fund	$5,492,335	$2,233,451	$250,364
The Industrial Select Sector SPDR Fund	$1,920,286	$833,743	$86,805
The Materials Select Sector SPDR Fund	$771,371	$343,771	$35,004
The Real Estate Select Sector SPDR Fund	$643,991	$276,071	$29,288
The Technology Select Sector SPDR Fund	$5,961,290	$2,527,898	$268,800
The Utilities Select Sector SPDR Fund	$2,131,223	$861,838	$97,538
*
Aggregate amount paid for printing and mailing of prospectuses and other expenses.
The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.
Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Select Sector SPDR Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.
The allocation among the Trust's series of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective series.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Select Sector SPDR Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below), DTC Participants (as defined below) and/or Investor Services Organizations.
Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.
INDEX LICENSE
S&P Opco, LLC, a subsidiary of S&P DJI and S&P Global (“S&P”) and NYSE Arca, Inc. (either directly or through affiliates) have entered into a license agreement with respect to each Fund's Select Sector Index. The Trust has entered into a sublicense agreement with S&P whereby each Fund pays an annual sub-license fee to S&P based on a percentage of the Fund's total expense ratio for the most recent fiscal year and applied to the Fund's average daily net assets.
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Brokerage Transactions
All portfolio transactions are placed on behalf of the Funds by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over-the-counter orders (e.g., fixed income securities) because the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer's quoted price at which it is willing to sell the security and the dealer's quoted price at which it is willing to buy the security. When a Fund executes an over-the-counter order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.
In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser's duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.
The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser's Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:
•Prompt and reliable execution;
•The competitiveness of commission rates and spreads, if applicable;
•The financial strength, stability and/or reputation of the trading counterparty;
•The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
•Local laws, regulations or restrictions;
•The ability of the trading counterparty to maintain confidentiality;
•The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;
•Market share;
•Liquidity;
•Price;
•Execution related costs;
•History of execution of orders;
•Likelihood of execution and settlement;
•Order size and nature;
•Clearance and settlement capabilities, especially in high volatility market environments;
•Availability of lendable securities;
•Sophistication of the trading counterparty's trading capabilities and infrastructure/facilities;
•The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
•Speed and responsiveness to the Adviser;
•Access to secondary markets;
•Counterparty exposure; and
•Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.
In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances.
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Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:
(i)
The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;
(ii)
The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;
(iii)
The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;
(iv)
Whether the transaction is a ‘delivery versus payment' or ‘over-the-counter' transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over-the-counter' transactions; and/or
(v)
Any other circumstances that the Adviser believes are relevant at the time.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.
The Adviser does not currently use the Funds' assets in connection with third-party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Funds for the purchase of third-party research, the Adviser reserves the right to do so in the future.
The Select Sector SPDR Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.
The table below shows the aggregate dollar amount of brokerage commissions paid by the Funds for the past three fiscal years ended September 30. Brokerage commissions paid by a Fund may be substantially different from year to year for multiple reasons, including market volatility, the demand for a particular Fund, or increases or decreases in trading volume.
Fund	2023	2022	2021
The Communication Services Select Sector SPDR Fund	$288,233	$225,060	$174,492
The Consumer Discretionary Select Sector SPDR Fund	$161,835	$172,216	$300,700
The Consumer Staples Select Sector SPDR Fund	$183,698	$96,695	$54,167
The Energy Select Sector SPDR Fund	$348,950	$431,232	$471,073
The Financial Select Sector SPDR Fund	$360,474	$98,086	$90,945
The Health Care Select Sector SPDR Fund	$49,328	$28,774	$38,252
The Industrial Select Sector SPDR Fund	$74,030	$53,171	$29,059
The Materials Select Sector SPDR Fund	$20,730	$13,546	$26,817
The Real Estate Select Sector SPDR Fund	$51,261	$58,817	$14,078
The Technology Select Sector SPDR Fund	$326,166	$217,884	$123,255
The Utilities Select Sector SPDR Fund	$73,947	$113,818	$44,356
Securities of “Regular Broker-Dealers”: The Select Sector SPDR Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's Shares.
The Trust's holdings in Securities of Regular Broker-Dealers as of September 30, 2023:
Bank of America Corp.	$1,255,628,017
Goldman Sachs Group, Inc.	$707,594,848
Morgan Stanley	$691,192,484
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The Financial Select Sector SPDR Fund invests in the shares of some of the Funds' regular broker-dealers because those issuers are components in the Financial Select Sector Index. In addition, a holding in The Financial Select Sector SPDR Fund is a security of an issuer affiliated with the Adviser and State Street.
Portfolio Turnover: Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.
Book Entry Only System
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”
DTC acts as securities depositary for the Shares. Shares of each Select Sector SPDR Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
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DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
Control Persons and Principal Holders of Securities
Although the Select Sector SPDR Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of January 2, 2024, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Select Sector SPDR Funds were as follows:
Fund	Name and Address	% Ownership
THE COMMUNICATION SERVICES SELECT SECTOR SPDR FUND	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	21.08%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	11.80%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	8.52%
	Barclays Bank Plc, New York Branch/Barclays Bank Plc-Lnbr 1301 Sixth Avenue New York, NY 10019	5.37%
THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	18.67%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	13.54%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	8.89%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.43%
THE CONSUMER STAPLES SELECT SECTOR SPDR FUND	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	15.20%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	14.55%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	11.25%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.26%
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Fund	Name and Address	% Ownership
THE ENERGY SELECT SECTOR SPDR FUND	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	15.66%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	11.05%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	10.07%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	10.01%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.92%
THE FINANCIAL SELECT SECTOR SPDR FUND	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	11.81%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	8.88%
	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179	8.65%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	7.79%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	6.61%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.83%
THE HEALTH CARE SELECT SECTOR SPDR FUND	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	16.32%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	13.75%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	10.14%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.33%
THE INDUSTRIAL SELECT SECTOR SPDR FUND	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	17.24%
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Fund	Name and Address	% Ownership
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	11.34%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	9.75%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.20%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	5.14%
THE MATERIALS SELECT SECTOR SPDR FUND	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	19.03%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	10.01%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	8.53%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.87%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	5.68%
	State Street Bank & Trust / State Street Total ETF 1776 Heritage Drive North Quincy, MA 02169	5.67%
THE REAL ESTATE SELECT SECTOR SPDR FUND	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	11.76%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	8.76%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4803 Deer Lake Drive W Jacksonville, FL 32246	7.87%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	5.71%
THE TECHNOLOGY SELECT SECTOR SPDR FUND	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	20.06%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	12.13%
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Fund	Name and Address	% Ownership
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.01%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	5.67%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	5.07%
THE UTILITIES SELECT SECTOR SPDR FUND	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	17.36%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	13.26%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	10.71%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	8.09%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	6.70%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	5.76%
An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of certain Funds, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of such Fund(s). Authorized Participants may execute an irrevocable proxy granting the Distributor, State Street or an affiliate (the “Agent”) power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of the applicable Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the applicable Fund.
As of January 2, 2024, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of the Fund:
Fund	Name and Address	% Ownership
THE REAL ESTATE SELECT SECTOR SPDR FUND	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	27.48%
As of December 31, 2023, the Trustees and officers of the Trust, as a group, owned less than 1% of each Fund's outstanding Shares.
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Purchase and Redemption of Creation Units
PURCHASE (CREATION)
The Trust issues and sells Shares of each Select Sector SPDR Fund only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt, on any Business Day (as defined below), of an order in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to each Select Sector SPDR Fund is generally any day on which the NYSE is open for business.
The consideration for purchase of a Creation Unit of a Select Sector SPDR Fund generally consists of the Deposit Securities and the Cash Component, computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Select Sector SPDR Fund. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. The “Balancing Amount” is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the “Deposit Amount” — an amount equal to the sum of the market value of the Deposit Securities and the Dividend Equivalent Payment. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the Deposit Amount), the Cash Component shall be increased by such positive amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Cash Component shall be decreased by such negative amount. If the negative number is greater than the Dividend Equivalent Payment, the creator will be entitled to receive cash in an amount equal to the differential. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.
The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for each Select Sector SPDR Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a given Select Sector SPDR Fund until such time as the next-announced composition of the Deposit Securities is made available.
The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Select Sector SPDR Fund may be changed from time to time with a view to the investment objective of the applicable Select Sector SPDR Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.
In addition, the Trust reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting (a “non-standard order”). Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of portfolio changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Select Sector Index being tracked by the relevant Select Sector SPDR Fund or resulting from certain corporate actions.
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PROCEDURES FOR PURCHASE OF CREATION UNITS
To be eligible to place orders with the Distributor, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Select Sector SPDR Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of the Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with all applicable fees and taxes. All Shares of Select Sector SPDR Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All orders to purchase Shares directly from the Select Sector SPDR Funds, including non-standard orders, must be placed for one or more Creation Unit size aggregations of Shares and in the manner set forth in the Participant Agreement and/or applicable order form, which sets for specific procedures associated with purchases through the Clearing Process and outside the Clearing Process. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. SSGM may assist Authorized Participants in assembling shares to purchase Creation Units (or upon redemption), for which it may receive commissions or other fees from such Authorized Participants.
Investors should be aware that an Authorized Participant may require orders for purchases of Shares placed with it to be in the particular form required by the individual Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should also be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to purchase Creation Units of Select Sector SPDR Funds have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement.
Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares of a Select Sector SPDR Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account, in accordance with the terms of the Participant Agreement. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities, in accordance with the terms of the Participant Agreement. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. The delivery of Creation Units so purchased will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
ACCEPTANCE OF ORDERS OF CREATION UNITS
The Trust reserves the right to reject an order for Creation Units in respect of any Select Sector SPDR Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Select Sector SPDR Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by the Custodian, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order
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for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Custodian, the Transfer Agent, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall communicate to the Authorized Participant its rejection of the order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of a Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.
CREATION TRANSACTION FEE
Investors will be required to pay a fixed creation transaction fee of $500 for each Fund except The Communication Services Select Sector SPDR Fund. For The Communication Services Select Sector SPDR Fund, the fixed creation transaction fee is $250. An additional charge of up to three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; (ii) non-standard orders; and (iii) cash creations, for a total charge of up to $2,000 for each Fund except The Communication Services Select Sector SPDR Fund, and a total of up to $1,000 for The Communication Services Select Sector SPDR Fund. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.
REDEMPTION
Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Select Sector SPDR Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS.
Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to each Select Sector SPDR Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of a Select Sector SPDR Fund.
Unless cash redemptions are available or specified for a Select Sector SPDR Fund, the redemption proceeds for a Creation Unit generally consist of Redemption Securities plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee of $500. In the event that the Redemption Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.
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REDEMPTION TRANSACTION FEE
A fixed transaction fee of $500 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction for each Fund except The Communication Services Select Sector SPDR Fund. For The Communication Services Select Sector SPDR Fund, the fixed redemption transaction fee is $250. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $2,000 for each Fund except The Communication Services Select Sector SPDR Fund, and a total of up to $1,000 for The Communication Services Select Sector SPDR Fund) may be charged with respect to (i) transactions effected outside the Clearing Process; (ii) non-standard orders; and (iii) in the limited circumstances specified in which any cash may be used in lieu of securities to redeem Creation Units.
PROCEDURES FOR REDEMPTION OF CREATION UNITS
Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement and/or applicable order form. A redemption request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement and in accordance with the applicable order form. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of that Business Day, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the settlement date of the redemption request, the requisite number of Shares of the relevant Fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption; and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such Shares being tendered, there are no restrictions precluding the tender and delivery of such Shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption settlement date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
Deliveries of redemption proceeds generally will be made within two business days.
In addition, a Shareholder may request a redemption in cash which the Select Sector SPDR Fund may, in its sole discretion, permit. In either case, the Shareholder will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Select Sector SPDR Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Redemption Securities). The Select Sector SPDR Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in net asset value.
Redemptions of Shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and each Select Sector SPDR Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized
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Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Shareholder to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.
The right of redemption may be suspended or the date of payment postponed with respect to any Select Sector SPDR Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Select Sector SPDR Fund or determination of the net asset value of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
REQUIRED EARLY ACCEPTANCE OF ORDERS
The Trust may, but is not required to, accept orders until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”
Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of such Select Sector SPDR Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open.
In calculating a Select Sector SPDR Fund's net asset value per Share, the Select Sector SPDR Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). Each Select Sector SPDR Fund relies on a third-party service provider for assistance with the daily calculation of the Select Sector SPDR Fund's NAV. The third-party service provider, in turn, relies on other parties for certain pricing data and other inputs used in the calculation of the Select Sector SPDR Fund's NAV. Therefore, each Select Sector SPDR Fund is subject to certain operational risks associated with reliance on its service provider and that service provider's sources of pricing and other data. NAV calculation may be adversely affected by operational risks arising from factors such as errors or failures in systems and technology. Such errors or failures may result in inaccurately calculated NAVs, delays in the calculation of NAVs and/or the inability to calculate NAV over extended time periods. A Select Sector SPDR Fund may be unable to recover any losses associated with such failures. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. Each Select Sector SPDR Fund may use various pricing services, or discontinue the use of any pricing service.
Pursuant to Board approved valuation procedures, the Board has designated the Adviser as the valuation designee for each Select Sector SPDR Fund. These procedures address, among other things, (i) determining (a) when market quotations are not readily available or reliable and (b) the methodologies to be used for determining the fair value of investments, and (ii) the use and oversight of third-party pricing services for fair valuation. The Adviser is responsible for periodically reviewing the procedures, and the selected methodologies used, for their continuing appropriateness and accuracy, and making any changes or adjustments to the procedures and methodologies as appropriate.
In the event that current market valuations are not readily available or are deemed unreliable, the Trust's procedures require the Adviser to determine a security's fair value. In determining a fair value, the Adviser may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Index Provider). In these cases, a Select Sector SPDR Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. The fair value of a portfolio instrument is generally the price which a Select Sector SPDR Fund might reasonably expect to receive upon its current sale in an orderly market between market participants. Ascertaining fair
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value requires a determination of the amount that an arm's-length buyer, under the circumstances, would currently pay for the portfolio instrument. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Select Sector SPDR Fund's net asset value and the prices used by the Select Sector SPDR Index. This may result in a difference between a Select Sector SPDR Fund's performance and the performance of the Select Sector SPDR Index.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”
GENERAL POLICIES
Dividends from net investment income, if any, are declared and paid quarterly for each Select Sector SPDR Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Select Sector SPDR Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each Fund, net of expenses of such Fund, as if such Fund owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital for tax purposes for shareholders.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Select Sector SPDR Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
DIVIDEND REINVESTMENT
Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.
Taxes
The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussions in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
The following information should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”
TAXATION OF THE FUNDS
Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one series of the Trust do not offset gains in any other series of the Trust and the requirements (other than certain
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organizational requirements) for qualifying for treatment as a RIC are determined at the Fund level rather than at the Trust level. Each Fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund's taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the applicable corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.
As discussed more fully below, each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.
If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Fund Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If a Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph.
Given the concentration of certain of the Indexes in a relatively small number of securities, it may not be possible for certain Funds to fully implement sampling methodologies while satisfying the Diversification Requirement. A Fund's efforts to satisfy the Diversification Requirement may affect the Fund's execution of its investment strategy and may cause the Fund's return to deviate from that of the applicable Index, and the Fund's efforts to track the applicable Index may cause it inadvertently to fail to satisfy the Diversification Requirement.
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A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year's distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC's net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses.
TAXATION OF SHAREHOLDERS—DISTRIBUTIONS
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). Each Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, and the portion of dividends which may qualify for treatment as qualified dividend income.
Subject to certain limitations, dividends reported by a Fund as qualified dividend income will be taxable to noncorporate shareholders at reduced rates. Dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. The holding period requirements described in this paragraph apply to shareholders' investments in the Funds and to the Funds' investments in underlying dividend-paying stocks. Dividends treated as received by a Fund from a REIT or another RIC may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that any dividends received by a Fund from a REIT and distributed by that Fund to a shareholder generally will be taxable to the shareholder as ordinary income. Additionally, income derived in connection with a Fund's securities lending activities will, in general, not be treated as qualified dividend income. If 95% or more of a Fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that Fund may report all distributions of such income as qualified dividend income.
Certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Internal Revenue Code. Dividends received by a Fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum
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holding period requirement stated above with respect to their Fund Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund Shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund Shares, they may be denied a portion of the dividends-received deduction with respect to those Fund Shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its Fund Shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the Fund Shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Distributions from a Fund's net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from a Fund's net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Certain capital gain dividends attributable to dividends a Fund receives from REITs may be taxable to noncorporate shareholders at a rate other than the reduced rates generally applicable to long-term capital gains.
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
If a Fund's distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when the Fund Shares on which the distribution was received are sold. After a shareholder's basis in the Fund Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder's Fund Shares.
Under Section 163(j) of the Code, a taxpayer's business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund's “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund's shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of Fund Shares and must not have hedged its position in Fund Shares in certain ways.
Distributions that are reinvested in additional Fund Shares through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Fund Shares) are generally taken into account in computing a shareholder's net investment income.
Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.
TAXATION OF SHAREHOLDERS – SALE OF FUND SHARES
In general, a sale of Fund Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Fund Shares were held. A sale of Fund Shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates.
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Gain or loss on the sale of Fund Shares is measured by the difference between the amount received and the adjusted tax basis of the Fund Shares. Shareholders should keep records of investments made (including Fund Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares.
A loss realized on a sale of Fund Shares may be disallowed if substantially identical Fund Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Fund Shares are disposed of. In such a case, the basis of the Fund Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Fund Shares held for six (6) months or less is treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).
COST BASIS REPORTING
The cost basis of Fund Shares acquired by purchase will generally be based on the amount paid for the Fund Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Fund Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund Shares. Contact the broker through whom you purchased your Fund Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
TAXATION OF FUND INVESTMENTS
Dividends and interest received by a Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. No Fund expects to satisfy the requirements for passing through to its shareholders any share of any foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own returns.
Certain of the Funds' investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the Funds' qualification for treatment as RICs.
Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.
For tax years beginning after December 31, 2017 and before January 1, 2026, a non-corporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer's “qualified REIT dividends.” If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of U.S. REIT stock, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund's income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund's dividends to be eligible for this deduction when received by a non-corporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Shares.
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TAX-EXEMPT SHAREHOLDERS
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) Fund Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
FOREIGN SHAREHOLDERS
Dividends, other than capital gains dividends, “short-term capital gain dividends” and “interest-related dividends” (described below), paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.
Dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund's “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund's “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is a Fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of a Fund's net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of Fund Shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Internal Revenue Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income treated as received by a Fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding taxes, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, FIRPTA gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, Fund Shares may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain non-U.S. investors.
BACKUP WITHHOLDING
A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund
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that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
CREATION UNITS
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the Fund Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Fund Shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
A Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Fund Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.
If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.
Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS
Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
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The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Fund Shares should consult their own tax advisors as to the tax consequences of investing in such Fund Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Capital Stock and Other Securities
Each Select Sector SPDR Fund issues Shares of beneficial interest, par value $0.01 per Share. The Board may designate additional Select Sector SPDR Funds.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Select Sector SPDR Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Select Sector SPDR Fund, and in the net distributable assets of such Select Sector SPDR Fund on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Select Sector SPDR Funds vote together as a single class, except that if the matter being voted on affects only a particular Select Sector SPDR Fund, it will be voted on only by that Select Sector SPDR Fund, and if a matter affects a particular Select Sector SPDR Fund differently from other Select Sector SPDR Funds, that Select Sector SPDR Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Select Sector SPDR Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.
Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.
Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, ALPS Portfolio Solutions Distributor, Inc., at 1290 Broadway, Suite 1000, Denver, Colorado 80203.
Counsel and Independent Registered Public Accounting Firm
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm of the Trust. Cohen & Company, Ltd. performs annual audits of the Funds' financial statements and provides other audit, tax and related services.
Financial Statements
The financial statements for the Funds and the independent registered public accounting firm report thereon dated November 22, 2023, which is contained in the Trust's Annual Report for the fiscal year ended September 30, 2023 (as filed with the SEC on December 6, 2023 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder), are incorporated herein by reference.
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Appendix A
The Select Sector SPDR® Trust (the “Trust”)
PROXY VOTING POLICY AND PROCEDURES
The Board of Trustees of the Trust has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust's investment portfolios.
1.
Proxy Voting Policy
The policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust to SSgA Funds Management, Inc., the Trust's investment adviser (the “Adviser”), subject to the Trustees' continuing oversight.
2.
Fiduciary Duty
The right to vote proxies with respect to portfolio securities held by the Trust is an asset of the Trust. The Adviser acts as a fiduciary of the Trust and must vote proxies in a manner consistent with the best interest of the Trust and its shareholders.
3.
Proxy Voting Procedures
A.
At least annually, the Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies (“Policy”). (See attached Schedule A) In addition, the Adviser shall notify the Trustees of material changes to its Policy promptly and no later than at the next regular meeting of the Board of Trustees after such amendment is implemented.
B.
At least annually, the Adviser shall present to the Board its policy for managing the conflicts of interests that may arise through the Adviser's proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by the Trust to the Trustees at the next regular meeting of the Board of Trustees after such override(s) occur.
C.
At least annually, the Adviser shall inform the Trustees that a record is available with respect to each proxy voted with respect to portfolio securities of the Trust during the year. Also see Section 5 below.
4.
Revocation of Authority to Vote
The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trust may be revoked by the Trustees, in whole or in part, at any time.
5.
Annual Filing of Proxy Voting Record
The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of the Trust to the Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust's annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.
6.
Retention and Oversight of Proxy Advisory Firms
A.
In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm's staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to the Board regarding the results of this review.
B.
The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm's capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm's conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.
A-1

7.
Periodic Sampling
The Adviser will periodically sample proxy votes to review whether they complied with the Policy. The Adviser shall, at least annually, report to the Board regarding the frequency and results of the sampling performed.
8.
Disclosures
A.
The Trust shall include in its registration statement:
1.
A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the “SEC”) website.
B.
The Trust shall include in its annual and semi-annual reports to shareholders:
1.
A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Trust is available without charge, upon request, by calling the Trust's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.
9.
Review of Policy
The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.
Adopted:	May 1, 2006
Amended:	May 12, 2009
Amended:	November 9, 2010
Amended:	February 9, 2016
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APPENDIX B – ADVISER’S PROXY VOTING PROCEDURES AND GUIDELINES

March 2023

Global Proxy Voting and Engagement Principles

State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.i

i

These Global Proxy Voting and Engagement Principles (the “Principles”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Authority and Duties to Vote Client and Fund Securities	Where State Street Global Advisors’ clients have asked it to vote their shares on their behalf or where a commingled fund fiduciary has delegated the responsibility to vote the fund’s securities to State Street Global Advisors, State Street Global Advisors votes those client and fund-owned securities in a unified manner, consistent with the Principles described in this document. Exceptions to this unified voting policy are: (1) where State Street Global Advisors has made proxy voting choices (i.e., the proxy voting program) available to investors within a commingled fund, in which case a pro rata portion of shares held by the fund attributable to investors who choose to participate in the proxy voting program would be voted consistent with the third-party proxy voting policies selected by the investors, and (2) in the limited circumstances where a pooled investment vehicle managed by State Street Global Advisors utilizes a third party proxy voting guideline as set forth in that fund’s organizational and/or offering documents. With respect to such funds utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Principles described herein and the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines.

The Principles-State Street Global Advisors’ Approach to Proxy Voting and Issuer Engagement	At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising voting rights. The underlying goal is to maximize shareholder value.

The Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. Rather than divesting from portfolio companies, our approach is to engage with such companies. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our clients’ accounts. We maximize voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast array of investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize, shareholder value for the companies held in our clients’ portfolios. We conduct issuer-specific engagements with companies to discuss our principles, including sustainability-related risks and opportunities. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level.

The State Street Global Advisors Asset Stewardship Team may consult with members of various investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies, covering various corporate governance and sustainability-related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event-driven, focusing on issuer-specific corporate governance or sustainability concerns, or broader industry-related trends. We also consider the size of our total position in the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

Active	We use screening tools designed to capture a mix of company-specific data, including governance and sustainability profiles, to inform our voting and engagement activity.

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive	Reactive engagement is initiated by issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement	Our stewardship activities are designed to have an impact on company-specific and market-level disclosure and oversight practices that we believe protect and promote shareholder value.

Company-specific successes Assessing the effectiveness of our company-specific engagement process can be challenging to measure. To limit subjectivity in measuring our success, we actively seek issuer feedback and monitor the actions taken by issuers post-engagement in order to identify tangible changes. This enables us to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over multiple years depending on the facts and circumstances involved. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. We also track the impact of our proxy votes by reviewing changing trends in market practices on specific corporate-governance or sustainability-related issues that we address through voting action. We report engagement and voting actions to clients on an annual basis.

Market-level successes We track the broader adoption of our stewardship priorities — Effective Board Oversight, Climate Risk Management, Human Capital Management, and Diversity, Equity, and Inclusion - which we consider core to creating long-term value, by assessing the number of market participants that have embraced positions consistent with our thought leadership and advocacy.

Proxy Voting Procedure

Oversight	The Asset Stewardship Team is responsible for developing and implementing State Street Global Advisors’ Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines, and guidance published thereunder by State Street Global Advisors from time to time, available at ssga.com/about-us/asset-stewardship.html (collectively, the “Voting Policy”), the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The Asset Stewardship Team’s activities are overseen by our internal governance body, State Street Global Advisors’ ESG Committee (the “ESG Committee”). The ESG Committee is responsible for reviewing State Street Global Advisors’ stewardship strategy, engagement priorities, and proxy voting guidelines, and for monitoring the delivery of voting objectives.

Proxy Voting Process	In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Voting Policy, (3) provide research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.

All voting decisions and engagement activities are undertaken in accordance with our in-house Voting Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy is the use of an independent third party to vote on State Street stock and other State Street Global Advisors affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we retain an independent fiduciary to make a voting decision where we believe we may be conflicted from voting (for example, due to an outside business interest). In such cases, delegated third parties exercise vote decisions based upon State Street Global Advisors’ Proxy Voting and Engagement Guidelines.

We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we could refrain from voting at meetings in cases where:

• Power of attorney documentation is required.

• Voting will have a material impact on our ability to trade the security.

• Voting is not permissible due to sanctions affecting a company or individual.

• Issuer-specific special documentation is required or various market or issuer certifications are required.

•  Unless a client directs otherwise, State Street Global Advisors will not vote proxies in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).

Additionally, we are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.

In rare circumstances where nuances within specific resolutions fall outside of the scope of existing voting guidelines, requiring case-by-case analysis, such resolutions are escalated to the head of Asset Stewardship and reported to the ESG Committee. Additionally, in certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.

Conflict of Interest	See our standalone Conflicts Mitigation Guidelines.

Proxy Voting and Engagement Principles

Directors and Boards	The election of directors is one of the most important fiduciary duties we perform on behalf of our clients. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize long-term value.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board sets the strategy and provides guidance on strategic matters, oversees management, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit- Related Issues	We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance of a company’s financial condition.

Capital Structure, Reorganization and Mergers	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation	We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social issues. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material environmental or social topic would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social topics, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at

ssga.com/about-us/asset-stewardship.html.

General/Routine	Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship	The two elements of our fixed income stewardship program are:

Proxy Voting:

While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

• Approving amendments to debt covenants and/or terms of issuance

• Authorizing procedural matters, such as filing of required documents/other formalities

• Approving debt restructuring plans

• Abstaining from challenging the bankruptcy trustees

• Authorizing repurchase of issued debt security

• Approving the placement of unissued debt securities under the control of directors

• Approving spin-off/absorption proposals

Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

We recognize that debt holders have limited leverage with companies on a day-to-day basis. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings, as described above.

Securities on Loan	As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors’ securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, bankruptcy and liquidation).

Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.

State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In cases in which we do not receive timely notice, we may be unable to recall the shares on or before the record date.

Reporting	We provide transparency for our stewardship activities through our regular client reports and relevant information reported online. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual report is complemented by quarterly stewardship activity reports as well as the regular publication of thought leadership on governance and sustainability on our website. Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global

Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s

Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College

Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay,

Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200.

Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39

02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan,

Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor,

Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No.

5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395

6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies.

A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1551551-3479888.7.2.GBL.RTL 0423 Exp. Date: 03/31/2024

April 2023

Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors

Information Classification: Limited Access

Overview	Our primary fiduciary obligation to our clients is to maximize the long-term returns of their investments. It is our view that material sustainability considerations, including material environmental and social (E&S) issues, can present material risks and/or opportunities that impact long-term value creation. This philosophy provides the foundation for our value-based approach to Asset Stewardship.

We regularly identify stewardship priorities that we believe are important for our portfolio companies to consider.

Our Approach to Assessing E&S Factors

While we believe that E&S factors can expose companies to material risks as well as drive long-term value creation, the materiality of specific E&S factors varies across industries, markets, and specific companies. We leverage several inputs to inform our views on an E&S issue at a given company, including:

•  Established frameworks, including The Sustainability Accounting Standards Board’s (SASB) Standards, the Task Force on Climate-related Financial Disclosures (TCFD) Framework, etc.

•  Academic research and other expert insights

•  Disclosure expectations required by regulation

•  Market expectations for the sector and industry

We expect companies to disclose information regarding their approach to identifying and managing E&S-related risks and opportunities they have deemed to be material, as well as the board’s oversight of these risks and opportunities.

Our Approach to E&S Factors Through Engagements	The Asset Stewardship team regularly identifies thematic stewardship priorities that will be addressed across different engagement meetings. We focus on priorities that we consider important to be considered by the portfolio companies in which we invest our clients’ assets. These engagements help us to establish disclosure expectations and to more fully understand the nuanced challenges that companies seek to address related to E&S factors. Establishing robust disclosure expectations allows us to monitor companies’ progress toward alignment with our relevant disclosure expectations, and contributes to our perspectives on our stewardship priority areas.

Through engagement, we address a broad range of factors that align with our stewardship priorities and seek to foster constructive, long-term relationships with issuers. We view engagements as part of an ongoing dialogue, versus a series of one-off conversations. During conversations with issuers, we share expectations and perspectives on key dimensions of E&S factors, and seek to understand how companies and their boards manage and oversee related risks and opportunities.

Information Classification: Limited Access

The Use of R-Factor in Engagements

R-Factor™ is a scoring system created by State Street Global Advisors that measures the performance of a company’s business operations and governance as it relates to material ESG factors facing the company’s industry. SSGA uses R-Factor as a consideration when prioritizing engagements. State Street Global Advisors may also engage with a company regarding its R-Factor™ score at the request of the company.

Analyzing E&S Proposals

When analyzing shareholder proposals related to E&S factors, we consider the following factors:

•  The materiality of the E&S factors in the proposal to the company’s business and sector (see “Our Approach to Assessing Materiality and Relevance of E&S Factors” above)

•  The content and intent of the proposal, including whether the adoption of such a proposal would provide information to allow investors to better understand risk and opportunities in the context of the company’s disclosure and practices

•  The strength of board oversight of the company’s relevant sustainability practices, as well as responsiveness to engagement

•  Binding nature or prescriptiveness of proposal

For proposal topics for which we have developed guidance, we leverage the specific guidance, found in the Appendix, as a benchmark to analyze a company’s disclosures relative to our expectations for the relevant E&S factor.

For proposal topics for which we have not published guidance, we evaluate the company’s determination of materiality of the proposal to the company’s business and operations and the company’s related disclosures and oversight.

Voting on E&S Proposals

Below is the approach we follow when voting on E&S proposals:

•  FOR We will consider voting for proposals that we believe will lead to increased alignment with our expectations, including those set out in the attached Appendix;

•  ABSTAIN We will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

•  AGAINST We will consider voting against proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations, including those set out in the Appendix.

Information Classification: Limited Access

Appendix

Guidance on Common Environmental and Social Proposal Topics

The following provides an overview of State Street Global Advisors’ public guidance related to common environmental and social shareholder proposal topics. We leverage this to inform our analysis of relevant shareholder proposals as it applies to companies in our portfolios.

Climate Change

We expect all companies to provide public disclosures in accordance with the following four pillars of the Taskforce for Climate-related Financial Disclosures (TCFD) framework:

1.  Governance;

2.  Strategy;

3.  Risk Management; and

4.  Metrics and Targets.

Additionally, we expect companies in carbon-intensive sectors to disclose:

Interim greenhouse gas emissions reduction targets to accompany long-term climate ambitions

Discussion of impacts of scenario-planning on strategy and financial planning Incorporation of climate considerations in capital allocation decisions

Scope 1, 2, and material categories of Scope 3 greenhouse gas emissions

For additional context on our expectations for relevant disclosures, please review our related guidance.

Diversity, Equity, and Inclusion

We expect all companies to provide public disclosure in the following key areas:

1.  Board Oversight — Describe how the board executes its oversight role in risks and opportunities related to diversity and inclusion;

2.  Strategy — Articulate the role diversity (of race, ethnicity, and gender, at minimum) plays in the company’s broader human capital management practices and long-term strategy;

3.  Goals — Describe what diversity, equity, and inclusion-related goals exist, how these goals contribute to the company’s overall strategy, and how they are managed and progressing;

Information Classification: Limited Access

4. Metrics — Provide measures of the diversity of the company’s global employee base and board, including:

-   Workforce — Employee diversity by race, ethnicity, and gender (at minimum). We expect to see this information to be broken down by industry-relevant employment categories or levels of seniority, for all full-time employees. In the US, companies are expected to at least use the disclosure framework set forth by the United States Equal Employment Opportunity Commission’s EEO-1 Survey. Non-US companies are encouraged to disclose this information in alignment with SASB guidance and nationally appropriate frameworks; and,

- Board — Diversity characteristics, including racial, ethnic, and gender makeup (at minimum) of the board of directors; and

5.  Board Diversity — Articulate goals and strategy related to diverse representation at the board (including race, ethnicity, and gender, at minimum), including how the board reflects the diversity of the company’s workforce, community, customers, and other key stakeholders.

For additional context on our expectations for relevant disclosures, please review our related guidance.

Civil Rights Risks

We expect all companies in the US to provide public disclosure on:

1.  Risks related to civil rights, including risks associated with products, practices, and services ;

2.  Plans to manage and mitigate these risks; and

3.  Processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).

For additional context on our expectations for relevant disclosures, please review our related guidance.

Pay Equity

We expect all companies in the US and the UK to provide public disclosure on:

1.  Adjusted pay gaps related to race and gender within the company (Disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the UK market at this time);

2.  Strategy to achieve and maintain pay equity; and

3.  Role of the board in overseeing pay strategies as well as Diversity, Equity and Inclusion efforts.

For additional context on our expectations for relevant disclosures, please review our related guidance.

Information Classification: Limited Access

Human Rights

We expect companies to disclose whether they have established processes for identifying risks related to human rights. If any material human rights risks are identified, we expect further public disclosure describing:

1.  Human rights-related risks the company considers most material;

2.  Plans to manage and mitigate these risks;

3.  Board oversight of these risks; and

4.  Assessment of the effectiveness of the human rights risk management program.

For additional context on our expectations for relevant disclosures, please review our related guidance.

Human Capital Management

We expect all companies to provide public disclosure on:

1.  Board oversight — Methods outlining how the board oversees human capital-related risks and opportunities;

2.  Strategy — Approaches to human capital management and how these advance the long-term business strategy;

3.  Compensation — Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;

4.  Voice — Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and

5.  Diversity, equity, and inclusion — Efforts to advance diversity, equity, and inclusion (see our complementary Guidance on Diversity Disclosures & Practices for additional context).

For additional context on our expectations for relevant disclosures, please review our related guidance.

Environmental Impacts

If material risks related to adverse environmental impacts from company operations have been identified, we expect companies to disclose information related to:

1.  Adverse environmental impacts the company considers most material, including relevant demographic data where applicable;

2.  Management of material risks from company operations, including the role of stakeholders; and

3.  Board oversight of such risks.

Information Classification: Limited Access

Deforestation-Intensive Companies

We expect companies that have determined deforestation is a material risk to their business and operations to disclose:

1.  Strategy to assess and manage deforestation-related risks and opportunities for high-risk commodities in the company’s operations and/or business value chain (e.g., supply chain monitoring and engagement, greenhouse gas emissions linked to deforestation, product certifications, stakeholder engagement);

2.  Quantitative and/or qualitative metrics and time-bound targets used to assess and manage risks and opportunities related to high deforestation-risk commodities in the company’s operations and/or business value chain; and

3.  Board oversight and accountability for deforestation and/or land use-related risks.

For additional context on our expectations for relevant disclosures and leading practices, please review our related insights gained from engaging with our portfolio companies in deforestation-intensive sectors.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Information Classification: Limited Access

ssga.com

State Street Global Advisors

Marketing Communication

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir

John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street

Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors

Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Information Classification: Limited Access

Important Risk Information

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1533400-3479887.5.1.GBL.RTL 0423

Exp. Date: 06/30/2024

Information Classification: Limited Access

March 2023

Conflicts Mitigation Guidelines Managing Conflicts of Interest Arising from State Street Global Advisors’ Proxy Voting and Engagement Activity

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of identified conflicts of interests. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This document* is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, it complements those policies and practices by providing information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

*

These Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

Managing Conflicts of Interest Related to Proxy Voting and Engagement

State Street Global Advisors has implemented processes designed to prevent undue influence on State Street Global Advisors’ voting and engagement activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors,

State Street Global Advisors affiliates, State Street Global Advisors Funds, or State Street Global Advisors Fund affiliates. State Street Global Advisors assigns sole responsibility for the implementation of proxy voting guidelines to members of its Asset Stewardship Team, a team that is independent from other functions within the organization, such as sales and marketing, investment, or client facing teams. Proxy voting is undertaken in accordance with the Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines and guidance published thereunder by State Street Global Advisors from time to time (the “Voting Policy”), which are reviewed and overseen by the State Street Global Advisors’ ESG Committee (the “ESG Committee”). Any changes to the Voting Policy are communicated to Asset Stewardship Team employees in a timely manner to ensure that they understand the potential impact to their proxy voting activities. In rare circumstances where nuances within specific proxy proposals fall outside of the scope of the Voting Policy, requiring case-by-case analysis, such proposals are escalated to the head of Asset Stewardship and reported to the ESG Committee. Voting consistently with the Voting Policy helps mitigate potential conflicts of interest, as the Voting Policy is determined without reference to any specific entities or relationship.

Members of the Asset Stewardship Team may from time to time discuss views on proxy voting matters, company performance, strategy, etc. with other State Street Corporation or State Street Global Advisors employees, including portfolio managers, senior executives, and relationship managers. However, final voting decisions are made solely by the Asset Stewardship Team, in accordance with the Voting Policy and in a manner consistent with the best interest of its clients, taking into account various perspectives on risks and opportunities with the goal of maximizing the value of client assets. Except in certain jurisdictions where proxy voting decisions are regularly disclosed prior to voting pursuant to local custom, Asset Stewardship Team employees are generally prohibited from disclosing State Street Global Advisors’ voting decisions prior to the meetings. In addition, State Street Global Advisors generally exercises a single voting decision for each ballot item across the client accounts for which it is responsible for proxy voting regardless of investment strategy.[1] In certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.

Other protocols designed to help mitigate potential conflicts of interest include:

1  Exceptions to this unified voting policy are where: (1) State Street Global Advisors has made proxy voting choices (i.e., the State Street Global Advisors proxy voting program) available to investors within a pooled investment vehicle, in which case a pro rata portion of shares held by the fund attributable to investors who choose to participate in the proxy voting program would be voted consistent with the third-party proxy voting policies selected by the investors, and (2) in limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

Types of Potential Conflict	Stewardship Conflict of Interest Description	Typical Conflict Mitigation Protocols That We Employ

Business relationships	A conflict of interest may arise where, for example, we hold investments in companies with which we, or our affiliates, have material business relationships.

Assigning sole responsibility for the implementation of proxy voting guidelines to members of Asset Stewardship Team and voting in accordance with the Voting Policy are our primary conflict mitigation protocols. Furthermore, the voting rationale is recorded to provide transparency.

Additional mitigation steps may be implemented on a case-by-case basis. This may include, for example, blackout periods for communications with issuers/clients.

Equity investments	A conflict of interest may arise where client accounts and/ or State Street Global Advisors pooled funds, where State Street Global Advisors acts as trustee, may hold shares in State Street Corporation or other State Street Global Advisors affiliated entities, such as mutual funds affiliated with SSGA Funds Management, Inc.	Mitigants may include, for example, outsourcing voting decisions relating to a shareholder meeting of State Street Corporation or other State Street Global Advisors affiliated entities to independent outside third parties. In such cases, delegated third parties exercise voting decisions based upon State Street Global Advisors’ Voting Policy.

Outside business interest	A conflict of interest may arise where an Asset Stewardship Team employee or a key employee in the firm has an outside business interest (such as a director role in a company we invest in, or in the same industry as we invest).

State Street Global Advisors maintains an Outside Activities Policy and employees must submit a request requiring approval before undertaking any outside activities that are captured by the Outside Activities Policy. The request will be reviewed by the employee’s manager and the Conduct Risk Management Office to ensure compliance with applicable policies and procedures (such as the Global Anti-Corruption Policy and the Standard of Conduct) and ensure potential conflicts are mitigated.

Additional mitigation steps may be implemented on a case-by-case basis. This may include, for example, retaining an independent fiduciary to make a voting decision where State Street Global Advisors believes it may be conflicted from voting due to an employee’s outside business interest.

Other personal conflicts	A conflict of interest may arise where a family member or other personal contact of an employee is employed by a company in which we invest.	Mitigation steps may be implemented for personal conflicts on a case-by-case basis. This may include, for example, filing a Personal Conflicts declaration with a mitigation strategy to document how the conflict will be avoided. Such strategies may include, for example, a member of the Asset Stewardship Team with a conflict recusing him/herself from voting and participating in engagement activities at the relevant company, and implementing blackout periods for communications with issuers/clients.

Securities lending	We may lend securities that we hold in one of our portfolios to another financial counterparty. This may create a conflict of interest regarding whether to recall those securities to enable us to vote on behalf of the portfolio in a shareholder resolution, which may impact the intended securities lending income.	Our approach to securities lending recall, and any potential conflicts that may be created through our securities lending recall activity, is governed by the Securities Lending Recall for Proxy Voting Procedure, which is co-owned by the Asset Stewardship Team, Securities Lending Team and Proxy Operations Group. The conflict mitigation protocols include predefining criteria to systematically recall shares, periodic review of the recall procedure by relevant stakeholders, and periodic reporting of recall activities and associated forgone lending income to the relevant internal governance bodies.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number

49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan)

Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and

regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies.

A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a

‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482714-3479898.4.1.GBL.RTL 0323 Exp. Date: 03/31/2024

March 2023

State Street Global Advisors’ Global Issuer and Stakeholder Engagement Guidelines

State Street Global Advisors has developed engagement guidelines to increase transparency around our engagement philosophy, approach, and processes. These guidelines are designed to communicate with our investee companies regarding the objectives of our engagement activities and to facilitate a better understanding of our preferred terms of engagement. The guidelines also outline our approach to engaging with activist investors and shareholder proposal proponents.

State Street Global Advisors’ engagement activities are driven exclusively by our goal to maximize and protect the long-term value of our clients’ assets.

State Street Global Advisors’ Methodology for Developing its Annual Engagement Strategy	While we would like to maintain a dialogue with all of our portfolio companies, we recognize the need to focus our engagement efforts where we believe we will have maximum impact. Each year, as part of its strategic review process, the Asset Stewardship Team develops an annual engagement strategy, and it accordingly identifies a priority list of companies that we intend to engage with during the year. We focus on priorities that we consider important to be considered by the portfolio companies in which we invest our clients’ assets.

The intensity and type of engagement with a company is determined by State Street Global Advisors’ relative and absolute holdings in that company. In addition, we factor in geographic diversity in our engagement efforts to reflect the level of economic exposure to various markets. Finally, we also consider the engagement culture in a market or geographic region when developing our engagement priority list and approach.

State Street Global Advisors meets with companies through in-person and virtual meetings. We prefer virtual meetings as we believe this is cost effective for our clients and investee companies. This also helps us minimize our global carbon footprint.

Helpful Information to Include in Engagement Request Emails to State Street Global Advisors

To help expedite the review of engagement requests, please include the following information in engagement request emails to State Street Global Advisors:

•  Company name and identifier (i.e. ticker)

•  Topics the issuer is interested in discussing

•  Upcoming meeting date, if applicable

•  Issuer attendees and their titles

All requests for engagement should be sent to the Asset Stewardship Team at GovernanceTeam@ssga.com.

Guidelines for Engaging with Investee Companies

•  During the ‘proxy season’, we prioritize conversations related to companies’ shareholder meetings. In the ‘off-season’, we discuss our focus areas and stewardship priorities with companies for whom these topics are most material.

•  We believe that as a long-term shareholder with substantial holdings, it is important to establish a relationship and have a direct communication channel with independent directors in our investee companies. Therefore, as part of our engagement process, we prefer to meet with the non-executive chairperson/lead independent director and/or representative of key board committees. Such meetings help us assess the quality and effectiveness of the board, the extent of the oversight of management, and the board’s perspectives on key issues, such as strategy, risk, capital allocation, and compensation. It also allows us to escalate matters to the board’s attention if management has been unresponsive to suggestions discussed during prior engagements.

•  After our initial meeting with members of the board, the frequency of desired follow-up meetings is determined by the nature of the issues discussed. We will outline expectations and timelines for subsequent meetings during the discussion. We follow similar guidelines for meeting requests with C-suite management representatives at companies.

•  Typically, we allow additional capacity for reactive engagement in Q2 for markets such as the US, UK, EU, and Japan (Q4 for Australian companies) where the majority of the companies have general meetings between the months of April and June.

•  We reserve the Q1, Q3, and Q4 time periods to conduct the majority of our active engagements with some room for reactive engagement with companies that have experienced a significant event or are seeking approval for a corporate transaction, board transition, or other material concern.

• Instances in which we are likely to accept engagement requests include instances when:

– We have concerns about a ballot item; and

– We believe that engagement will better inform our voting decision; and/or

– We want to discuss material risks with a company

• Instances in which we are likely to decline engagement requests include instances when:

– We do not have any immediate concerns about a ballot item

– We believe we have adequate information to make an informed voting decision on a ballot item

– Our position on a ballot item is addressed in our public policy statement

– We have actively engaged with the company on matters pertaining to the ballot proposal outside the ‘proxy season’

– We believe that the matter is best discussed outside the vote solicitation period

• If we have provided feedback during the vote solicitation period, we believe that any follow-up discussion with the company should focus on the board or company’s response to our feedback

• We track all feedback provided to investee companies and routinely conduct follow-up engagements to assess the progress made by a company toward the incorporation of our feedback

• We welcome written submission of changes made by the board to the company’s governance or remuneration policies and practices

Guidelines for Engaging with Other Investors Soliciting State Street Global Advisors’ Votes in Connection with Vote-No Campaigns or Shareholder Proposals	We believe it is good practice for us to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at investee companies. However, we generally limit such discussions with investors to one engagement unless we believe that it is necessary for us to have a follow-up call. We welcome the opportunity to review materials sent in advance of the proposed discussion. To the extent possible, we review all materials made publicly available by the investor or the company on a contested ballot item before making a voting decision. Our primary purpose of engaging with investors is:

• To gain a better understanding of their position or concerns at investee companies.

• In proxy contest situations:

– To assess possible director candidates where investors are seeking board representation in proxy contest situations

– To understand the investor’s proposed strategy for the company and investment time horizon to assess their alignment with State Street Global Advisors’ views and interests as a long-term shareholder

All requests for engagement should be sent to GovernanceTeam@ssga.com.

Investor Engagement Protocol

State Street Global Advisors encourages boards of directors to develop an investor engagement protocol or plan that establishes policies and mechanisms through which independent directors communicate with and receive feedback from institutional investors. The protocol would help foster strong relationships between a company’s directors and its investors, while promoting transparency, responsibility, and accountability of the board.

The protocol should identify key independent directors (such as a non-executive chairman, lead independent director, or a representative of a key board committee), who would be mandated to engage with shareholders on a range of topics that are of interest to State Street Global Advisors and/or other institutional investors. A robust engagement protocol would also develop a crisis communication plan for the board when institutional investors and the market-at- large need to communicate with independent directors, in a timely manner, about their oversight and response to a developing concern facing the company.

Requesting R-Factor™ Scores	Companies interested in receiving their R-Factor™ scores should submit an email request to myrfactorscore@ssga.com including the following information:

• Company’s legal name

• Ticker

• ISIN

• Company’s headquarter location

• Contact name

• Contact’s Title at Company

• Contact email address (must be an official company email address)

• Contact phone#

Please note that R-Factor™ scores will be provided only to employees affiliated with a company’s Investor Relations, Chief Financial Officer, ESG/Sustainability Leadership or General Secretary’s organizations. Please include attestation in your email stating that you are affiliated with one of these functions.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir

John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan,

Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed.

There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482720-3479897.3.1.GBL.RTL     0323 Exp. Date: 03/31/2024

March 2023

Australia and New Zealand

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for Australia and New Zealand outline our approach to voting and engaging with companies listed on stock exchanges in Australia and New Zealand. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Australia and New Zealand address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.

When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

In our analysis and research into corporate governance issues in Australia and New Zealand, we expect all companies at a minimum to comply with the ASX Corporate Governance Principles or the NZX Corporate Governance Code, based on their locations. Consistent with the ‘comply or explain’ expectations established by the Principles and the Code, we encourage companies to proactively disclose their level of compliance with the Principles or the Code. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well-constituted board of directors with a good balance of skills, expertise, and independence provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors including board quality, general market practice, and availability of information on director skills and expertise.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

Board Independence	In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

We expect boards of ASX 300 and New Zealand listed companies to be comprised of at least a majority of independent directors. At all other Australian listed companies, we expect boards to be comprised of at least one-third independent directors.

Our broad criteria for director independence in Australia and New Zealand include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with company

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors, or senior employees

Separation Chair/CEO	While we are generally supportive of having the roles of chairman and CEO separated in the Australian and New Zealand markets, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company-specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we will monitor for circumstances in which a combined chairman/CEO is appointed or where a former CEO becomes chairman.

Director Time Commitments	When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

— This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Director Attendance at Board Meetings	We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships, significant shareholdings, and tenure. We support the annual election of directors and encourage Australian and New Zealand companies to adopt this practice.

Board Committees	We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. We hold Australian and New Zealand companies to our global standards for developed financial markets by requiring that all members of the audit committee be independent directors.

The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if the board has failed to address concerns over board structure or succession.

Board Gender Diversity	We expect boards of all listed companies to have at least one female board member and the boards of ASX 300 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (ASX 300) or for adding a woman director (non-ASX 300).

Board Responsiveness to High Dissent Against Pay Proposals	Executive pay is another important aspect of corporate governance. We believe that executive pay should be determined by the board of directors. We expect companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles require listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Similarly, the NZX Corporate Governance Code recommends that at least a majority of remuneration committee members be independent.

Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, we believe that the vote provides investors a mechanism to address concerns they may have on the quality of oversight provided by the board on remuneration issues. Accordingly, our voting guidelines accommodate local market practice.

We believe poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Climate-related Disclosure

State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the ASX 200 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability	Generally, State Street Global Advisors supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings

As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit- Related Issues	Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

Appointment of External Auditors	State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We will generally not support resolutions if adequate breakdown is not provided and if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers

Share Issuances	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the returns and to ensure capital is deployed efficiently. State Street Global Advisors supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20 percent of the issued share capital. We may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100 percent of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs	We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends	We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against a dividend payout if the dividend payout ratio has been consistently below 30 percent without adequate explanation. We may also vote against if the payout is excessive given the company’s financial position. Particular attention will be warranted when the payment may damage the company’s long-term financial health.

Mergers and Acquisitions	Mergers or reorganization of the company structure often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported. We will generally support transactions that maximize shareholder value. Some of the considerations include:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures	We oppose anti-takeover defenses, such as authorities for the board to issue warrants convertible into shares to existing shareholders during a hostile takeover.

Remuneration

Executive Pay	There is a simple underlying philosophy that guides State Street Global Advisors’ analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider various factors, such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports in which there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans	We may not support proposals on equity-based incentive plans where insufficient information is provided on matters, such as grant limits, performance metrics, performance, and vesting periods and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price nor plans that allow for re-testing of performance metrics.

Non-Executive Director Pay	Authorities that seek shareholder approval for non-executive directors’ fees generally are not controversial. We generally support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by other comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management and Oversight	State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion over the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care. .

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

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State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense —Tour A —La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in

Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325

Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No.

2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA

unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

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represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

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March 2023

Continental Europe

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for Continental Europe outline our approach to voting and engaging with companies listed on stock exchanges in European markets, excluding the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Continental Europe address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.

When voting and engaging with companies in European markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

In our analysis and research into corporate governance issues at European companies, we expect all companies at a minimum to comply with guidance issued by the European Commission and country-specific governance codes. Consistent with the “comply-or-explain” expectations commonly established by guidance and codes, we encourage companies to proactively disclose their level of compliance with applicable provisions and requirements. In cases of non-compliance, and when companies cannot explain the nuances of their governance structures effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We believe that a well-constituted board of directors with a balance of skills, expertise and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and/or breach of fiduciary responsibilities).

Board Independence

In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence in European companies include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with the company

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors or senior employees

• Serving as an employee or government representative

• Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively, and

• Company classification of a director as non-independent

While overall board independence requirements and board structures differ from market to market, we consider voting against directors we deem non-independent if overall board independence is below 33 percent or if overall independence level is below 50 percent after excluding employee representatives and/or directors elected in accordance with local laws who are not elected by shareholders. We may withhold support for a proposal to discharge the board if a company does not meet adequate governance standards or board level independence.

Separation Chair/CEO	We also assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. However, we may take voting action against the chair or members of the nominating committee at the STOXX Europe 600 companies that have combined the roles of chair and CEO and have not appointed an independent deputy chair or a lead independent director.

Director Time Commitments	When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

– This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Director Attendance at Board Meetings

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings. Moreover, we may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Board Gender Diversity

We expect boards of all listed companies to have at least one female board member and the boards of STOXX 600 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (STOXX 600) or for adding a woman director (non-STOXX 600).

Length of Board Terms

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. We may vote against article/bylaw changes that seek to extend director terms. In addition, we may vote against directors in certain markets if their terms extend beyond four years.

Board Committees

We believe companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and assessing effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight of executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

In certain European markets, it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, we may vote against the entire slate.

Board Responsiveness to High Dissent Against Pay Proposals	Poorly-structured executive remuneration plans pose increasing reputational risk to companies. Ongoing high levels of dissent against a company’s remuneration proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a remuneration-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Climate-related Disclosure

State Street Global Advisors finds that the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the STOXX 600 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law if a director has not acted in bad faith, with gross negligence, or with reckless disregard of the duties involved in the conduct of his or her office.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings

As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues	Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting up an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint them at the annual meeting. When appointing external auditors and approving audit fees, we consider the level of detail in company disclosures; we will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. We may consider auditor tenure when evaluating the audit process in certain circumstances.

Limit Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Approval of Financial Statements

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers In some European markets, differential voting rights continue to exist. State Street Global Advisors supports the one-share, one-vote policy and favors a share structure where all shares have equal voting rights. We believe pre-emption rights should be introduced for shareholders in order to provide adequate protection from excessive dilution from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights	We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. We support proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst disapplying pre-emption rights, we may vote against if such authorities are greater than 20 percent of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we oppose capital issuance proposals greater than 100 percent of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs	We typically support proposals to repurchase shares; however, there are exceptions in some cases. We do not support repurchases if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which the company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends	We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid to cases in which the payment may damage the company’s long-term financial health.

Related-Party Transactions	Some companies in European markets have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to provide details of the transaction, such as the nature, the value and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions	Mergers or restructurings often involve proposals relating to reincorporation, restructurings, mergers, liquidation and other major changes to the corporation. Proposals will be supported if they are in the best interest of the shareholders, which is demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting.

Anti-Takeover Measures	European markets have diverse regulations concerning the use of share issuances as takeover defenses, with legal restrictions lacking in some markets. We support the one-share, one-vote policy. For example, dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. We oppose unlimited share issuance authorizations because they can be used as anti-takeover devices. They have the potential for substantial voting and earnings dilution. We also monitor the duration of time for authorities to issue shares, as well as whether there are restrictions and caps on multiple issuance authorities during the specified time periods. We oppose antitakeover defenses, such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.
Remuneration

Executive Pay	Despite the differences among the various types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans	We may not support proposals regarding equity-based incentive plans where insufficient information is provided on matters, including grant limits, performance metrics, performance and vesting periods, and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price or plans that allow for retesting of performance metrics.

Non-Executive Director Pay	In European markets, proposals seeking shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

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Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global

Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s

Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of

Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2.

State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage,100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92.

Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of

Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2.

Hong Kong: State Street Global Advisors Asia Limited,

68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland.

Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities

Dealers’ Association. Netherlands: State Street

Global Advisors Netherlands,

Apollo Building 7th floor, Herikerbergweg

29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global

Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of

Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator

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Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

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ID1482701-3479909.3.1.GBL.RTL 0323 Exp. Date: 03/31/2024

March 2023

Japan

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for Japan outline our approach to voting and engaging with companies listed on stock exchanges in Japan. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc.. SSGA Funds Management, Inc.is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Japan address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, remuneration and mergers, compensation, and other governance-related issues. When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect all companies to observe the relevant laws and regulations of their respective markets, as well as any country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

With companies in Japan, State Street Global Advisors takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between three structures of corporate governance: the statutory auditor system, the committee structure and the hybrid structure.

Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, State Street Global Advisors expects the boards of Japanese companies to address conflicts of interest and risk management, and to demonstrate an effective process for monitoring management.

Regardless of the corporate governance structure a company adopts, we expect all companies at a minimum to comply with Japan’s Corporate Governance Code (the “Code”). Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) Investment Teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well-constituted board of directors with a balance of skills, expertise and independence provides the foundation for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with a board level audit committee. We will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role, as they are not involved in strategic decision-making, nor are they part of the formal management decision process. Statutory auditors attend board meetings, but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

State Street Global Advisors will support the election of statutory auditors unless the outside statutory auditor nominee is regarded as non-independent based on our criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or the board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrongdoing, and breach of fiduciary responsibilities).

Board Independence

In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions that are necessary to protect shareholder interests.

We believe that boards of TOPIX 500 companies should have at least three independent directors and be at least one-third independent. Otherwise, we may oppose the board leader who is responsible for the director nomination process.

For non-TOPIX 500 companies, we may oppose the board leader if the board does not have at least two independent directors. For companies with a committee structure or a hybrid board structure, we also take into consideration the overall independence level of the committees.

In determining director independence, we consider the following factors:

•  Participation in related-party transactions and other business relations with the company

•  Past employment with the company

•  Professional services provided to the company

•  Family ties with the company

Regardless of board structure, we may oppose the election of a director for the following reasons:

•  Failure to attend board meetings

•  In instances of egregious actions related to a director’s service on the board

Board Gender Diversity

We expect boards of all listed companies to have at least one female board member. If a company does not meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to its board.

Climate-related Disclosures

State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we take voting action against companies in the TOPIX 100 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability	Generally, State Street Global Advisors supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. We believe limitations and indemnification are necessary to attract and retain qualified directors.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit- Related Issues	State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should have the opportunity to vote on the appointment of the auditor at the annual meeting.

Ratifying External Auditors	We generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Limiting Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization, and Mergers

Unequal Voting Rights	State Street Global Advisors supports the “one-share, one-vote” policy and favors a share structure where all shares have equal voting rights. We support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

Share Capital Increases	We believe pre-emption rights should be introduced for shareholders. This can provide adequate protection from excessive dilution due to the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Increase in Authorized Capital	We generally support increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, we may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, we will consider the nature of the specific need, such as mergers, acquisitions and stock splits.

Dividends	We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against a dividend payout if the dividend payout ratio has been consistently below 30 percent without adequate explanation or if the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Share Repurchase Programs	Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. We will oppose such amendments. We believe the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the terms of the repurchase.

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions	Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations and other major changes to the corporation. We will support proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are deemed to be destructive to shareholders’ rights or financially detrimental will not be supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that we believe will maximize shareholder value. Some of the considerations include, but are not limited to, the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• Offers in which the current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures	In general, State Street Global Advisors believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment. It may also discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”), we consider the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger of over 20 percent, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, and (vii) lack of protective or entrenchment features. Additionally, we consider the length of time that a shareholder rights plan has been in effect.

In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, we will also evaluate and consider supporting proposals where the terms of the new plan are more favorable to shareholders’ ability to accept unsolicited offers.

“Cross-shareholdings”

“Cross-Shareholdings” are a long-standing feature of the balance sheets of many Japanese companies, but, in our view, can be detrimental for corporate governance practices and ultimately shareholder returns.

Therefore, State Street Global Advisors may vote against the board leader at those TOPIX 500 companies where the “cross-shareholdings” (strategic listed shares) held by a company exceed 30 percent of the company’s net assets (as in the securities report disclosed for the previous fiscal year).

We may waive the guideline if a company engages with State Street Global Advisors and provides a specific, timebound, and publicly available plan for reducing its exposure to “cross-shareholdings”:

• To less than 30% by 2025; or

• By 50% of current level by 2025

Compensation	In Japan, excessive compensation is rarely an issue. Rather, the problem tends to be the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. State Street Global Advisors, where possible, seeks to encourage the use of performance-based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Adjustments to Aggregate Compensation Ceiling for Directors	Remuneration for directors in Japan is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate, thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted, and management provides the rationale for the ceiling increase. We will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. We may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Annual Bonuses for Directors/Statutory Auditors	In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, we believe that existing shareholder approval of the bonus should be considered best practice. As a result, we support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Retirement Bonuses for Directors/Statutory Auditors	While many companies in Japan have abolished the practice where retirement bonuses, based upon tenure, make up a sizeable portion of directors and auditors’ lifetime compensation, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, we support these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Stock Plans	Most option plans in Japan are conservative, particularly at large companies. Japanese corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, we cannot calculate the dilution level and, therefore, we may oppose such plans due to poor disclosure. We also oppose plans that allow for the repricing of options.

Deep Discount Options	As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. We evaluate deep discount options using the same criteria used to evaluate stock options and consider the vesting period.

Risk Management	We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we investon behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

General/Routine

Expansion of Business Activities	Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, State Street Global Advisors views proposals that expand and diversify the company’s business activities as routine and non-contentious. We will monitor instances in which there has been an inappropriate acquisition and diversification away from the company’s main area of competence that resulted in a decrease of shareholder value.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

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Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central

Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment

Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

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Exp. Date: 03/31/2024

March 2023

North America (United States & Canada)

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for North America outline our approach to voting and engaging with companies listed on stock exchanges in the United States and Canada. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for North America (United States [“US”] and Canada) address our market-specific approaches to topics including directors and boards, accounting and audit related issues, capital structure, reorganization and mergers, compensation, and other governance-related issues.

When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

In our analysis and research into corporate governance issues in North America, we expect all companies to act in a transparent manner and to provide detailed disclosure on board profiles, related-party transactions, executive compensation, and other governance issues that impact shareholders’ long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), we proactively monitor companies’ adherence to the Corporate Governance Principles for US listed companies (the “Principles”). Consistent with the “comply-or-explain” expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and various other investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well-constituted board of directors, with a balance of skills, expertise, and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director-related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding the director nominee to support, we consider numerous factors.

Director Elections	Our director election guideline focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors we consider when evaluating governance practices include, but are not limited to the following:

• Shareholder rights

• Board independence

• Board structure

If a company demonstrates appropriate governance practices, we believe a director should be classified as independent based upon the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, we may vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice and serves on a key committee of the board (compensation, audit, nominating, or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, State Street Global Advisors believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based upon the following classification standards:

• Is the nominee an employee of or related to an employee of the issuer or its auditor?

• Does the nominee provide professional services to the issuer?

• Has the nominee attended an appropriate number of board meetings?

• Has the nominee received non-board related compensation from the issuer?

In the US market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, we may vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, we may withhold votes from directors based on the following:

•  Overall average board tenure is excessive. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures

• Directors attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold

• Directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting

• Consideration can be warranted if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s)

•  Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact our shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote

• Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period

• Audit committee members if non-audit fees exceed 50 percent of total fees paid to the auditors

• Directors who appear to have been remiss in their duties

Board Gender Diversity

We expect boards of all listed companies to have at least one female board member and the boards of Russell 3000 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (Russell 3000) or for adding a woman director (non-Russell 3000).

Board Racial/Ethnic Diversity

We believe effective board oversight of a company’s long-term business strategy necessitates a diversity of perspectives, especially in terms of gender, race and ethnicity. If a company in the Russell 1000 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. We may withhold support from the Chair of the nominating committee also when a company in the S&P 500 does not have at least one director from an underrepresented racial/ethnic community on its board.

Workforce Diversity

We may vote against the Chair of the compensation committee at companies in the S&P 500 that do not disclose their EEO-1 reports. Acceptable disclosures include:

• The original EEO-1 report response

• The exact content of the report translated into custom graphics

Director Time Commitments

When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

– This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Climate-related Disclosures

State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the S&P 500 and S&P/TSX Composite that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Director-Related Proposals	We generally vote for the following director-related proposals:

• Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud, or other indications of significant concern

• Proposals to restore shareholders’ ability in order to remove directors with or without cause

• Proposals that permit shareholders to elect directors to fill board vacancies

• Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid

We generally vote against the following director-related proposals:

• Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

• Proposals that relate to the “transaction of other business as properly comes before the meeting,” which extend “blank check” powers to those acting as proxy

• Proposals requiring two candidates per board seat

Majority Voting	We will generally support a majority vote standard based on votes cast for the election of directors.

We will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.

Annual Elections	We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

Cumulative Voting	We do not support cumulative voting structures for the election of directors.

Separation Chair/CEO	We analyze proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including the appointment of and role played by a lead director, a company’s performance, and the overall governance structure of the company.

However, we may take voting action against the chair or members of the nominating committee at S&P 500 companies that have combined the roles of chair and CEO and have not appointed a lead independent director.

Proxy Access	In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We will consider proposals relating to proxy access on a case-by-case basis. We will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.
We will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.

Considerations include the following:

•  The ownership thresholds and holding duration proposed in the resolution

•  The binding nature of the proposal

•  The number of directors that shareholders may be able to nominate each year

•  Company governance structure

•  Shareholder rights

•  Board performance

Age/Term Limits	Generally, we may vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.

Approve Remuneration of Directors	Generally, we will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification	Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards	We generally support annual elections for the board of directors.

Confidential Voting	We will support confidential voting.

Board Size	We will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Board Responsiveness	We may vote against the re-election of members of the compensation committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. In addition, if the level of dissent against a management proposal on executive pay is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the compensation committee.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues

Ratifying Auditors and Approving Auditor Compensation	We support the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. We deem audit fees to be excessive if the non-audit fees for the prior year constituted 50 percent or more of the total fees paid to the auditor. We will also support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.

Approval of Financial Statements

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure	Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, we support requests that are not unreasonably dilutive or enhance the rights of common shareholders. In considering authorized share proposals, the typical threshold for approval is 100percent over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares	In general, we support share increases for general corporate purposes up to 100 percent of current authorized stock.

We support increases for specific corporate purposes up to 100 percent of the specific need plus 50 percent of current authorized common stock for US and Canadian firms.

When applying the thresholds, we will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares	We vote on a case-by-case basis on proposals to increase the number of preferred shares.
Generally, we will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
We will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, we may vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights	We will not support proposals authorizing the creation of new classes of common stock with superior voting rights and may vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

Reorganization and Mergers	The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.
In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.
We will generally support transactions that maximize shareholder value. Some of the considerations include the following:
• Offer premium
• Strategic rationale
• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest
• Offers made at a premium and where there are no other higher bidders
• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:
• Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Issues	Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or to delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.
Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management may not be supported.
Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans	US: We will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, we may vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).
We will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20 percent, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).
Canada: We analyze proposals for shareholder approval of a shareholder rights plan (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation’ rights plans and the scope of the plan.

Special Meetings	We will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:
• The company also does not allow shareholders to act by written consent
• The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25 percent of outstanding shares
We will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10 percent ownership threshold) the right to call for a special meeting in their bylaws if:
• The current ownership threshold to call for a special meeting is above 25 percent of outstanding shares
We will vote for management proposals related to special meetings.

Written Consent	We will vote for shareholder proposals on written consent at companies if:
• The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting

• The company allows shareholders the right to call for a special meeting, but the current ownership threshold to call for a special meeting is above 25percent of outstanding shares
• The company has a poor governance profile

We will vote management proposals on written consent on a case-by-case basis.

Super-Majority	We will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. We will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Compensation	Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, the terms of the plan should be designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans that benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency	State Street Global Advisors believes executive compensation plays a critical role in aligning executives’ interest with shareholders’, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. We support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. We seek adequate disclosure of various compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy, and performance. Further shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

In Canada, where advisory votes on executive compensation are not commonplace, we will rely primarily upon engagement to evaluate compensation plans.

Employee Equity Award Plans	We consider numerous criteria when examining equity award proposals. Generally we do not vote against plans for lack of performance or vesting criteria. Rather the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, such as the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

Repricing We may vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

• Number of participants or eligible employees

• The variety of awards possible

• The period of time covered by the plan

There are numerous factors that we view as negative. If combined they may result in a vote against a proposal. Factors include:

• Grants to individuals or very small groups of participants

• “Gun-jumping” grants which anticipate shareholder approval of a plan or amendment

• The power of the board to exchange “underwater” options without shareholder approval. This pertains to the ability of a company to reprice options, not the actual act of repricing described above

• Below market rate loans to officers to exercise their options

• The ability to grant options at less than fair market value;

• Acceleration of vesting automatically upon a change in control

• Excessive compensation (i.e. compensation plans which we deem to be overly dilutive)

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies will not have any such repurchase plan factored into the dilution calculation if they do not (i) clearly state the intentions of any proposed share buy-back plan, (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares, and (iv) disclose the time frame during which the shares will be bought back.

162(m) Plan Amendments If a plan would not normally meet our criteria described above, but was primarily amended to add specific performance criteria to be used with awards that were designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then we will support the proposal to amend the plan.

Employee Stock Option Plans	We generally vote for stock purchase plans with an exercise price of not less than 85 percent of fair market value. However, we take market practice into consideration.

Compensation-Related Items	We generally support the following proposals:
• Expansions to reporting of financial or compensation-related information within reason

• Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

We generally vote against the following proposal:

• Retirement bonuses for non-executive directors and auditors

Miscellaneous/ Routine Items	We generally support the following miscellaneous/routine governance items:
• Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

• Opting-out of business combination provision

• Proposals that remove restrictions on the right of shareholders to act independently of management

• Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

• Shareholder proposals to put option repricings to a shareholder vote

•  General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

• Change in corporation name

• Mandates that amendments to bylaws or charters have shareholder approval

•  Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•  Repeals, prohibitions or adoption of anti-greenmail provisions

•  Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting

• Exclusive forum provisions

State Street Global Advisors generally does not support the following miscellaneous/ routine governance items:

• Proposals requesting companies to adopt full tenure holding periods for their executives

• Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

• Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

• Proposals to approve other business when it appears as a voting item

• Proposals giving the board exclusive authority to amend the bylaws

• Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

Risk Management	We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

*  Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

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Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central

Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment

Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

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The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by

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March 2023

Rest of the World

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for the Rest of the World outline our approach to voting and engaging with companies listed on stock exchanges in international markets not covered under specific country/regional Guidelines. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

At State Street Global Advisors, we recognize that markets not covered under specific country/regional guidelines, specifically emerging markets, are disparate in their corporate governance frameworks and practices. While they tend to pose broad common governance issues, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, our Guidelines are designed to identify and to address specific governance concerns across the markets. We also evaluate the various factors that contribute to the corporate governance framework of a country. These factors include, but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary.

When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect all companies to observe the relevant laws and regulations of their respective markets, as well as any country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for the Rest of the World address our approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy in Emerging Markets	State Street Global Advisors’ approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our clients’ investments through the mitigation of governance risks. The overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country. Thus, improving the macro governance framework in a country may help to reduce governance risks and to increase the overall value of our clients’ holdings over time. In order to improve the overall governance framework and practices in a country, members of our Asset Stewardship Team endeavor to engage with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. To help mitigate company-specific risk, the State Street Global Advisors Asset Stewardship Team works alongside members of the Active Fundamental and emerging market specialists to engage with emerging market companies on governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives our proxy voting and engagement philosophy in emerging markets.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We believe that a well-constituted board of directors, with a good balance of skills, expertise and independence, provides the foundation for a well-governed company. However, several factors, such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions, and the general resistance from controlling shareholders to increase board independence, render the election of directors as one of the most important fiduciary duties we perform in emerging market companies.

Board Independence	We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice and availability of information on director skills and expertise. We expect companies to meet minimum overall board independence standards, as defined in a local corporate governance code or market practice. Therefore, in several countries, we may vote against certain non-independent directors if overall board independence levels do not meet market standards.

Our broad criteria for director independence in emerging market companies include factors such as:

• Participation in related-party transactions

• Employment history with company

• Relations with controlling shareholders and employees

• Company classification of a director as non-independent

Board Committees	In some countries, market practice calls for the establishment of a board level audit committee. We believe an audit committee should be responsible for monitoring the integrity of the financial statements of a company and appointing external auditors. It should also monitor their qualifications, independence, effectiveness and resource levels. Based upon our desire to enhance the quality of financial and accounting oversight provided by independent directors, we expect that listed companies have an audit committee constituted of a majority of independent directors.

Board Gender Diversity	We expect boards of listed companies in all markets and indices to have at least one female board member. If a company does not meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to its board.

Board Responsiveness to High Dissent against Pay Proposals	Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Climate-related Disclosures	State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the Hang Seng and Straits Times that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues	The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. We believe that audit committees provide the necessary oversight for the selection and appointment of auditors, the company’s internal controls and the accounting policies, and the overall audit process.

Appointment of External Auditors	We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. We believe that it is imperative for audit committees to select outside auditors who are independent from management.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers State Street Global Advisors believes that changes to a company’s capital structure, such as changes in authorized share capital, share repurchase and debt issuances, are critical decisions made by the board. We believe the company should have a business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related-Party Transactions	Most companies in emerging markets have a controlled ownership structure that often includes complex cross-shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders, such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, we expect companies to provide details about the transaction, such as its nature, value and purpose. This also encourages independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs	With regard to share repurchase programs, we expect companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

Mergers and Acquisitions	Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations and other major changes to the corporation. Proposals that are in the best interest of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to, the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, we believe the engagement process represents the most meaningful opportunity for State Street Global Advisors to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Compensation	We consider it to be the board’s responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the potential awards, there is a simple underlying philosophy that guides our analysis of executive remuneration: there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets, we encourage companies to disclose information on senior executive remuneration.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. With regard to director remuneration, we support director pay provided the amounts are not excessive relative to other issuers in the market or industry, and are not overly dilutive to existing shareholders.

Risk Management	We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with a changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

General/Routine Issues	Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, our guidelines consider several factors, such as historical dividend payouts, pending litigation, governmental investigations, charges of fraud, or other indication of significant concerns.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

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State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A —La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay,

Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan,

Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

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The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate

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Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

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United Kingdom and Ireland

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for the United Kingdom and Ireland outline our approach to voting and engaging with companies listed on stock exchanges in the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

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These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for the United Kingdom (“UK”) and Ireland address our market-specific approach to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.
When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guideliness and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
In our analysis and research into corporate governance issues in the UK and Ireland, we expect all companies that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange, regardless of domicile, to comply with the UK Corporate Governance Code (the “Code”), and proactively monitor companies’ adherence to the Code. Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance in which companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We believe that a well-constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.
We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

Board Independence	In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence for UK companies include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with company

• Excessive tenure and a preponderance of long-tenured directors

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors or senior employees

• Company classification of a director as non-independent

Director Attendance at Board Meetings

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings in a given year without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings.

Classified Boards	We support the annual election of directors.

Separation Chair/CEO	While we are generally supportive of having the roles of chair and CEO separated in the UK market, we assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we monitor for circumstances in which a combined chair/CEO is appointed or a former CEO becomes chair.

Board Committees	We believe companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, the appointment of external auditors, auditor qualifications and independence, and effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight over executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

We consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if, over time, the board has not addressed concerns over board structure or succession.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Board Gender Diversity	We expect boards of all listed companies to have at least one female board member and the boards of FTSE 350 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (FTSE 350) or for adding a woman director (non-FTSE 350).

Board Racial/Ethnic Diversity	Effective board oversight of a company’s long-term business strategy necessitates a diversity of perspectives, especially in terms of gender, race and ethnicity. If a company in the FTSE 350 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. We may withhold support from the Chair of the nominating committee also when a company in the FTSE 100 does not have at least one director from an underrepresented racial and/or ethnic community on its board.

Director Time Commitments	When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

– This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Climate-related Disclosures	State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the FTSE 350 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability	Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law. This holds if a director has not acted in bad faith, gross negligence, nor reckless disregard of the duties involved in the conduct of his or her office.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors. Appointment of External Auditors

Appointment of External Auditors	State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms because we believe this could create a negative impact on the quality of the audit function.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers

Share Issuances	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is essential to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs	We generally support a proposal to repurchase shares. However, this is not the case if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends	We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights and are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers in which we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures	We oppose anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Notice Period to Convene a General Meeting	We expect companies to give as much notice as is practicable when calling a general meeting. Generally, we are not supportive of authorizations seeking to reduce the notice period to 14 days.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, we consider adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices or if the company has not been responsive to shareholder concerns.

Equity Incentive Plans	We may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance, vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay	Authorities that seek shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance related pay to non-executive directors on a company- by-company basis.

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight of the risk management process established by senior executives at a company. We allow boards to have discretion over how they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the with a changing political and economic landscape or as companies diversify their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

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Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia.

T: +612 9240-7600. F: +612 9240-7611. Belgium: State

Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A —La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe

Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered

Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors

Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482704-3479919.3.1.GBL.RTL 0323 Exp. Date: 03/31/2024

Guidance Asset Stewardship April 2023	Guidance on Managing Geopolitical Risk

As asset stewards, we are aware of the financial risks associated with geopolitical risk, including risks arising from unexpected conflict between or among nations. Where appropriate, we may seek to mitigate relevant risks through engagements and proxy voting.

Below is our guidance and approach to stewardship in such instances in an effort to protect shareholder value.

Guidance for Impacted Companies

We expect our portfolio companies that may be impacted by geopolitical risk to:

•  Manage and mitigate risks related to operating in impacted markets, which may include financial, sanctions, regulatory, and/or reputational risks, among others;

•  Strengthen board oversight of these efforts; and

•  Describe these efforts in public disclosures.

In addition to these conflict-specific expectations, our existing Guidance on Human Rights Disclosures & Practices applies to all companies in our portfolio.

Engagements	We may request engagements with portfolio companies that have been identified as having exposure to geopolitical risk. Our objective will be to understand how companies are disclosing and managing relevant sanctions, regulatory, reputational, human rights-related, and financial risks (e.g., disruptions to operations, supply chain, human capital management strategies), and to encourage alignment with our expectations.

Proxy Voting	We may consider using proxy voting to hold boards accountable for insufficient oversight of relevant risks, in line with our existing oversight expectations for directors.

Conclusion	This guidance is an example of the Asset Stewardship Team’s commitment to proactively managing risks to our portfolio in order to enhance long-term value for our clients. Please reach out to State Street Global Advisors’ Asset Stewardship Team at GovernanceTeam@ssga.com to request an engagement on this topic.

About State Street Global Advisors

Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

•  Start with rigor

•  Build from breadth

•  Invest as stewards

•  Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

*  Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA).

This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801,

Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN

42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of

State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense – Tour A – La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41

92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global

Guidance on Managing Geopolitical Risk

Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global

Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number

49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global

Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81.

Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended April 12, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or

Guidance on Managing Geopolitical Risk

transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description

(including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is

not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1522578-4654606.2.1.GBL.RTL 0423 Exp. Date: 03/31/2024

Guidance on Managing Geopolitical Risk

Insights Asset Stewardship March 2023	Guidance on Climate-related Disclosures

At State Street Global Advisors, we believe that managing climate-related risks and opportunities is a key element in maximizing long-term risk-adjusted returns for our clients. As a result, we have a longstanding commitment to enhance investor-useful disclosure around this topic. We have encouraged our portfolio companies to report in accordance with recommendations of the Task Force for Climate-related Financial Disclosures (TCFD)[1] since we first endorsed the framework in 2017. Since then, companies have improved the quality and quantity of climate-related disclosure and investors have matured their expectations.

This guidance outlines our expectations with respect to the disclosure of climate-related risks and opportunities and our approach to voting and engagement on this important topic. We will continue to engage with portfolio companies to ensure investors receive the information needed to assess how companies are approaching climate-related risks and opportunities.

Our Expectations for Climate-related Disclosures	We expect all companies in our portfolios to offer public disclosures in accordance with the four pillars of the TCFD framework: Governance, Strategy, Risk Management, and Metrics and Targets.

	1	Governance The TCFD recommends companies describe the board’s oversight of, and management’s role in, assessing and managing climate-related risks and opportunities.

	2	Strategy The TCFD recommends companies describe identified climate-related risks and opportunities and the impact of these risks and opportunities on their businesses, strategy, and financial planning.

	3	Risk Management The TCFD recommends companies describe processes for identifying, assessing, and managing climate-related risks and describe how these processes are integrated into overall risk management.

	4	Metrics and Targets The TCFD recommends companies disclose metrics and targets used to assess and manage climate-related risks and opportunities.

Disclosure Expectations for Effective Climate Transition Plans	We believe it is our responsibility to provide portfolio companies that have adopted a climate transition plan with clarity on our expectations for effective climate transition plan disclosure.

In developing our climate transition plan disclosure expectations, our asset stewardship team conducted an in-depth assessment of existing disclosure frameworks and standards for relevant disclosures. We considered several factors (e.g., market adoption, usefulness for decision-making, applicability across sectors) and selected a core set of disclosure expectations for companies that have adopted climate transition plans.

We recognize that there is no one-size-fits-all approach to reaching net-zero and that climate-related risks and opportunities can be highly nuanced across and within industries. The expectations set out below serve to provide transparency on the core criteria we expect companies that have adopted a climate transition plan to address in their related disclosures.

Figure 1 Key Areas of Climate Transition Disclosure	Category	Disclosure Expectations for Companies that Have Adopted a Climate Transition Plan
	Ambition	•	Disclose what long-term climate ambition has been adopted by the company
	Targets	•	Disclose any interim GHG emissions reduction targets
		•	Disclose any commitment to align with temperature goals
	TCFD Disclosure	•	We promote adoption of TCFD-aligned disclosure
		•	Disclose any scenario analysis performed by the company
		•	Provide emissions reporting and assurance
	Decarbonization Strategy	•	Disclose how the company’s transition plan integrates into the company’s long-term strategy
		•	Discuss decarbonization actions
		•	Disclose carbon offsets utilization
		•	Discuss decarbonization across the value chain
	Capital Allocation Alignment	•	Disclose any integration of climate considerations into capital allocation decisions
		•	Disclose what capital expenditure is made on low carbon strategies
		•	Disclose the company’s approach to carbon pricing
		•	Disclose any investments in decarbonization
	Climate Policy Engagement	•	Disclose any climate change policies and positions
		•	Disclose any trade association review
	Climate Governance	•	Disclose board oversight of the climate transition plan
		•	Disclosure of management oversight of the climate transition plan
	Physical Risk	•	Disclose any physical risk assessment performed by the company
		•	Disclose the company’s physical risk management for identified risks
	Stakeholder Engagement	•	Disclose the company’s:
		–	Industry collaboration
		–	Investor engagement
		–	Climate expert engagement
		–	Internal engagement

Guidance on Climate-related Disclosures

Voting Incorporating Our Expectations into Our Proxy Voting Policies	With respect to voting on climate-related disclosure issues, we will first engage with companies related to our climate-related disclosure expectations outlined herein, focusing on companies and industries with the greatest risk and opportunity.

Director Elections

Climate-related Disclosure Expectations

State Street Global Advisors has implemented the following proxy voting guidelines:

•  We may take voting action against companies in the S&P 500, S&P/TSX Composite, FTSE 350, STOXX 600, and ASX 200 indices if companies fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate related risks and opportunities, in accordance with the TCFD framework.

Climate Transition Plan Disclosure Expectations for Significant Emitters As a complement to this director voting policy, we have launched an engagement campaign on climate transition plan disclosure targeting significant emitters in carbon-intensive sectors. Through our engagements, we will aim to better understand climate transition plans and strategies, and gain insight on each company’s unique set of climate-related risks and strategic opportunities presented by the transition.

Shareholder Proposals	Climate-related Shareholder Proposals

Below is the approach when voting on climate-related shareholder proposals:

	•	FOR We will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for climate-related disclosures;

	•	ABSTAIN We will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

	•	AGAINST We will vote against shareholder proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations

Guidance on Climate-related Disclosures

Engagements Incorporating Our Expectations into Conversations with Companies	Climate continues to be a core stewardship priority for State Street Global Advisors. During engagement, we may ask companies one or more of the questions outlined below.
Governance
	•	Where is the responsibility for climate oversight housed at the board level? How frequently does the board discuss the topic of climate change?

	•	How is climate — and other ESG — experience considered in the board refreshment process?

	•	How is the board incorporating key sustainability drivers into the performance evaluation of management?

	•	How does management and the board utilize external expertise to stay abreast of the emerging areas of climate?

Strategy

	•	How does the company integrate climate considerations into business strategy and financial planning?

	•	What actions are being considered to support efforts to reduce GHG emissions across the value chain, such as with suppliers and customers?

	•	Where does the company identify the greatest opportunities for decarbonization in the short- and medium-term?

Risk Management

	•	How does the company consider climate-related risks as part of overall risk management? What is the board’s role?

	•	Has the company assessed the potential impacts of physical risk on its assets and operations?

	•	How does the company manage climate-related policy risks? Has the company conducted an assessment of its stated climate positions versus those of its trade and industry associations?

Metrics and Targets

	•	What metrics does the company utilize to track progress on achieving its climate goals?

	•	What sources of GHG emissions contribute most significantly to the company’s carbon footprint?

Guidance on Climate-related Disclosures

	•	What are the biggest challenges facing the company in achieving its GHG emissions reduction targets?

Conclusion

We encourage companies in our portfolios to align their climate-related disclosures and practices with our expectations and at the same time we endeavor to communicate these expectations clearly to the market. Please reach out to our Asset Stewardship team at GovernanceTeam@ssga.com. We look forward to engaging with you on this important topic.

Endnotes	1 https://fsb-tcfd.org/publications/.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Climate-related Disclosures

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Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at

78 Sir John Rogerson’s Quay, Dublin 2.

Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Quebec, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central

Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan

Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168,Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641.

Guidance on Climate-related Disclosures

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional

clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

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Guidance on Climate-related Disclosures

Guidance	April 2023
Asset Stewardship

Guidance on Disclosure Expectations for Effective Climate Transition Plans

As the world mobilizes toward achieving net-zero emissions by midcentury, our portfolio companies are adopting long-term climate ambitions in increasing numbers. However, few have provided a clear roadmap to achieving these goals — and fewer asset managers have provided detail on what companies are expected to disclose as they prepare for a transition to a low-carbon economy.

State Street Global Advisors is a signatory to the Net Zero Asset Managers initiative. We encourage companies in relevant sectors[1] to develop climate transition plans that take into account the risks and opportunities associated with a transition to a lower carbon economy. To that end, we believe it is our responsibility to provide portfolio companies with clarity on our expectations for effective climate transition plan disclosure to help ensure we — and the broader investor community — receive the information necessary to assess each company’s preparedness for a transition to a low-carbon economy.

Our Process for Developing Disclosure Expectations	The Asset Stewardship team conducted an in-depth assessment of existing ESG frameworks and standards for relevant climate-related disclosures. We considered several factors (e.g., market adoption, usefulness for decision-making, applicability across sectors, financial materiality) and selected a core set of disclosures for climate transition plans that we believe would be useful to investors like us. We leveraged existing frameworks and considered market practice to help reduce the reporting burden on companies while benefiting investors with more consistent and robust disclosure.

Our selected disclosures are organized into ten categories that closely align with those found in the Institutional Investors Group on Climate Change (IIGCC) Net-Zero Investment Framework, which is a widely accepted framework that provides guidance to investors on assessing portfolio company transition plan disclosure [2]. We included two additional categories, “Physical Risk” and “Stakeholder Engagement”, as we believe these are critical in understanding company performance and represent areas where disclosure practices could be improved.

Our Approach: Stakeholder Engagement	We conducted a series of engagements with key stakeholders — portfolio companies in carbon-intensive sectors, asset owners, investor advocates and coalitions, and internal cross-functional subject matter experts — to collect feedback on our expectations and help inform our approach. Through these engagements, we identified areas of disclosure that are realistic and others where the market may need more time to coalesce around methodologies.

While stakeholders generally agree on the value of considering the risks presented by the social impacts of the transition to a low-carbon economy — including on workers, communities, and customers — we found that the definition of “just transition” and related disclosure expectations is still emerging. In 2022, we conducted a series of targeted engagements with companies in key sectors including Energy, Materials, and Utilities to understand best practices and disclosure trends on managing risks and opportunities associated with workforce transformation, customer affordability, stakeholder engagement, and supply chain management, among others. We continue to prioritize engagement on this topic to inform our disclosure expectations related to just transition.

Disclosure Expectations for Effective Climate Transition Plans	We recognize that there is no one-size-fits-all approach to climate transition plans and that climate-related risks and opportunities are highly nuanced across and within industries. The expectations set out below serve to provide transparency on the core criteria we expect companies that have adopted a climate transition plan to address in their related disclosures.

We recognize this is an emerging area of disclosure and we will continue to develop our expectations over time, including consideration of any mandated disclosure by regulators.

Figure 1 Key Areas of Climate Transition Disclosure	Category	Disclosure Expectations for Companies that Have Adopted a Climate Transition Plan
	Ambition	• Disclose what long-term climate ambition has been adopted by the company
	Targets	• Disclose any interim GHG emissions reduction targets
• Disclose any commitment to align with temperature goals
	TCFD Disclosure	• We promote adoption of TCFD-aligned disclosure
• Disclose any scenario analysis performed by the company
• Provide emissions reporting and assurance
	Decarbonization Strategy	• Disclose how the company’s transition plan integrates into the company’s long-term strategy
• Discuss decarbonization actions
• Disclose carbon offsets utilization
• Discuss decarbonization across the value chain
	Capital Allocation Alignment	• Disclose any integration of climate considerations into capital allocation decisions
• Disclose what capital expenditure is made on low carbon strategies
• Disclose the company’s approach to carbon pricing
• Disclose any investments in decarbonization
	Climate Policy Engagement	• Disclose any climate change policies and positions
• Disclose any trade association review
	Climate Governance	• Disclose board oversight of the climate transition plan
• Disclosure of management oversight of the climate transition plan
	Physical Risk	• Disclose any physical risk assessment performed by the company
• Disclose the company’s physical risk management for identified risks

Stakeholder Engagement	• Disclose the company’s:

	—	Industry collaboration

	—	Investor engagement

	—	Climate expert engagement

	—	Internal engagement

Applying our Expectations to Proxy Voting and Engagement	We encourage companies in relevant sectors to develop climate transition plans that take into account the risks and opportunities associated with a transition to a lower carbon economy. Through our engagements, we will aim to better understand climate transition plans and strategies, and gain insight on each company’s unique set of climate-related risks and strategic opportunities presented by the transition. We may consider taking voting action against directors of a company in a relevant sector[3] if those directors fail to implement and communicate effective oversight of climate transition risks applicable to that company and fail to demonstrate responsiveness to us and sufficient disclosure following engagement.

Say on Climate

While we are generally supportive of the goals of “Say on Climate” proposals because we support effective climate-related disclosure, we currently do not endorse an annual advisory climate vote. We have reservations with the potential unintended consequences of such a vote, including insulating directors from accountability, distracting from existing frameworks, and straining investors’ limited proxy voting resources. Where management chooses to include a Say on Climate vote, we assess the company’s disclosure on a case-by-case basis consistent with our Disclosure Expectations for Effective Climate Transition Plans in Figure 1 above.

We would consider supporting a “Say on Climate” shareholder proposal if the company has not provided investors with meaningful climate-related disclosure in line with our expectations, nor signaled the intention to enhance disclosure in the future. For more information on our approach to climate voting and engagement see our Guidance on Climate-related Disclosures.

Conclusion	We encourage companies in our portfolios to align their climate-related disclosures and practices with our expectations and at the same time we endeavor to communicate these expectations clearly to the market. Please reach out to our Asset Stewardship team at GovernanceTeam@ssga.com. We look forward to engaging with you on this important topic

Endnotes	1 As defined by the IIGCC Net Zero Investment Framework

2 SSGA referred to the IIGCC Net Zero Investment Framework which provides a list of alignment criteria for assessing transition plans for listed equity and fixed income

3 As defined by the IIGCC Net Zero Investment Framework

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

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Marketing Communication

State Street Global Advisors

Worldwide Entities

____________________________

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036.

State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France.

T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641.

Investing involves risk including the risk of loss of principal.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

All information is from SSGA unless otherwise noted and

has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

ETFs trade like stocks, are subject to investment risk and will fluctuate in market value. The investment return and principal value of an investment will fluctuate in value, so that when shares are sold or redeemed, they may be worth more or less than when they were purchased. Although shares may be bought or sold on an exchange through any brokerage account, shares are not individually redeemable from the fund. Investors may acquire shares and tender them for redemption through the fund in large aggregations known as “creation units.” Please see the fund’s prospectus for more details.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

Equity securities may fluctuate in value and can decline significantly in response to the activities of individual companies and general market and economic conditions

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

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Insights
Asset Stewardship	Guidance on Environmental Management Disclosures

March 2023
Addressing Deforestation Risk in Supply Chains

Key Takeaways

•  Global deforestation is a major driver of biodiversity loss and climate change, and has significant environmental, social and financial implications for ecosystems, communities, companies and investors.

• Deforestation presents a risk to companies with material links to this practice in their supply chains and investments, and should be disclosed and managed like any other business risk.

•  In response to heightened regulatory, reputational, and financial risks, boards and management teams of companies which source and produce commodities at high risk of deforestation, or finance these activities, should respond accordingly. This includes managing deforestation and land degradation risk in their supply chains and enhancing disclosure on these efforts.

•  There is no standard framework among companies to establish deforestation policies or disclose related oversight practices, risk management efforts, targets and commitments, or performance KPIs, making it difficult for investors to assess exposure to material deforestation-related risks.

•  Partnerships with regional policymakers and local stakeholders are a critical component of managing deforestation-related risks in the supply chain. Successful approaches include public-private partnerships with local policymakers, inclusive training of the local workforce in more sustainable practices, protection of human rights and the respect of Free, Prior and Informed Consent (“FPIC”) of local communities.

• While nearly 80% of the companies we engaged with acknowledge the value of forests in their public disclosures, only 21% formally recognize deforestation as a business risk.

•  Among the companies engaged, 58% are signatories to initiatives tackling deforestation. To achieve effective management of deforestation risk, companies should consider following this first step with enhanced sustainable business practices, supply chain risk mitigation, robust board oversight and disclosure of these efforts.

Background	Deforestation is a major driver of biodiversity loss and climate change, and has significant environmental, social and financial implications for ecosystems, communities, companies, and investors. Globally, forests are disappearing at increasing rates. Since 2015, an estimated 10 million hectares of forests have been lost every year, primarily driven by commercial agriculture and production of commodities, including palm oil, soy and cattle.[1]

Forests represent environmental and social value, providing habitat for over 80% of the world’s terrestrial biodiversity and supporting livelihoods for human populations living in and near these forests.[2] As critical carbon sinks, forests also play an important role in climate change mitigation, absorbing up to 30% of carbon emissions from industry and fossil fuels every year.[3]

Article 5 of the Paris Climate Agreement[4] recognizes deforestation as a key component of mitigating greenhouse gas (GHG) emissions with the IPCC stating that deforestation and conversion of natural ecosystems to human uses contributes 11% of global GHG emissions.[5] Tropical deforestation alone contributes 7%, mostly driven by the production of agricultural and forest commodities. As the world moves toward achieving net-zero emissions by midcentury, our portfolio companies exposed to deforestation and land degradation in their value chains must consider these topics when adopting long-term climate ambitions.

Deforestation can also have human rights-related implications, resulting in headline, human capital and legal risk for companies with exposure to land degradation practices in their supply chain. This includes the potential displacement of local communities and destruction of areas that provide cultural importance or essential resources such as food, fuel and medicine.[6] A growing body of evidence has also linked deforestation to outbreaks of infectious disease among local communities and workforces,[7] as native animal species are forced out of their habitats to live among human populations.

Global momentum around addressing deforestation and nature loss has accelerated with the launch of the Task Force on Nature-related Financial Disclosures (TNFD)[8] and the focus on nature as part of the COP 26 agenda. Among the various nature-related commitments to come out of the summit, the most pertinent to addressing deforestation was the Glasgow Leaders’ Declaration on Forest and Land Use. Countries hosting 90% of global forests, along with financial institutions and companies, signed a pledge to “halt and reverse forest loss and land degradation by 2030 while delivering sustainable development and promoting an inclusive rural transformation.”[9]

For companies contributing to deforestation through their supply chains and investments, these trends represent a significant shift requiring a renewed approach to their services, products and engagement culture with stakeholders. Aside from presenting an inherent business risk, companies with deforestation exposure are facing heightened regulatory, reputational, and financial risk. At State Street Global Advisors, we believe it is important for boards and management to work to manage risks related to deforestation and land degradation in their supply chains and to enhance disclosure around these efforts.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Stewardship Focus Area: Land Use & Biodiversity

Deforestation is an increasingly important area of focus for the State Street Global Advisors’ Asset Stewardship program. Environmental management — spanning topics that include land use, biodiversity, natural resources and the circular economy — has been a thematic stewardship priority for our program for several years. Effective environmental management encompasses all environmental impacts, within both a company’s operations and its supply chain. In 2022, our team will deepen our focus on land use and biodiversity, conducting targeted engagement campaigns, providing guidance to our investee companies and publishing thought leadership on these subjects.

Deforestation Engagement Campaign	In 2021, we initiated a series of targeted engagements with our investee companies with direct exposure to deforestation in their supply chains — primarily those that source agricultural and forest commodities. Our objective was to learn more about how these companies exercise oversight of their supply chains and how they are managing the various material risks stemming from deforestation.

We relied on existing frameworks, including those from the CDP,10 Sustainability Accounting Standards Board (SASB),[11] United Nations Environment Program (UNEP),[12] United Nations Global Compact (UNGC),13 and Ceres[14] to identify high-impact sectors, and engaged 15 of our significant holdings in those sectors to request in-depth engagements (see the Appendix for a list of companies engaged).

We chose to focus on engaging companies in the Food & Beverage and Consumer Goods sectors, due to their usage or production of the core commodities and activities responsible for the majority of agriculture-related deforestation. This includes, but is not limited to, cattle, palm oil, cocoa, leather, rubber, soy, timber and mining.

Our conversations with companies centered on topics including:

• Supply chain risk management;

• Product certifications & industry organizations;

• Participation in the policymaking process;

• Land rights preservation and community stakeholder engagement;

• Human rights and FPIC of local communities;

• Ingredient traceability and identifying high-risk commodities;

• Reputational risk and evolving consumer preferences;

• The shifting regulatory context; and

• Board oversight of deforestation-related risks.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

We also engaged with external experts including non-governmental organizations, issue advocates, academic institutions and industry coalitions to understand their perspectives on managing risks related to deforestation. The individuals from these groups helped inform our engagement approach and contextualize our insights gleaned from these conversations.

Engagement Insights	As a result of our engagements and review of company disclosure practices, we identified the following key challenges that companies face and some potential best practices they have adopted to identify and address deforestation risks in their supply chain. These insights are discussed in further detail in the sections below.

•  Supply Chain Risk Management While many of the engaged companies have established supplier code of conducts, ongoing monitoring and non-compliance protocols differentiate leaders from laggards. Challengingly, a lack of industry consensus exists regarding how to engage non-compliant suppliers, stalling the implementation of no-deforestation commitments and allowing product produced on deforested lands to enter global supply chains.

•  Integrity of Auditing Process During the Pandemic Due to safety concerns of conducting in-person audits during the ongoing pandemic, companies have had to pivot and virtually engage in innovative ways, including satellite monitoring and wearable technology. While the pandemic catalyzed innovation, this remote monitoring should be coupled with a return to recurring on-the-ground engagement to be most effective.

•  Product Certification Several industry standard-setters play a critical role in defining industry best practices for product certification, but our investee companies echoed the belief that membership and certification are a floor for risk management, not a ceiling.

•  Government Relations and Policymaking Process Challenges arise for companies when working with local governments with weak land use policies and lax enforcement by authorities. Pragmatic public-private partnerships with local policymakers and international organizations can fortify company efforts to create a more resilient supply chain, protect shareholder value, and benefit local stakeholders.

•  Community Engagement & Protection of Human Rights While often characterized as an environmental risk, deforestation also presents a number of social risks that companies must consider. Companies should adopt policies that address indigenous rights such as FPIC and broader human rights topics, such as forced or child labor. Strong policies on these topics should be supported by stakeholder engagement in the value chain so that companies will have access to unfiltered information and perspectives from key communities.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

•  No-Deforestation Commitments, Metrics & KPIs In our earlier publication, “Effective Climate-Risk Disclosure in the Agricultural and Forestry Sectors through the Lens of the Task Force on Climate-related Financial Disclosures” we highlighted the need for companies in high-impact sectors to set goals to reduce their carbon emissions. Similar timebound goals should be considered when managing deforestation-related risks stemming from key commodities in the supply chain.

Disclosure Insights

The 15 companies we engaged disclose the following information related to deforestation:

• 79% acknowledge the value of forests;

• 58% are signatories to initiatives tackling deforestation;

• 50% have established senior-level oversight and reporting structures for deforestation-related risks;

• 21% formally recognize deforestation as a business risk; and

• 14% have integrated performance metrics related to deforestation-linked commodities into their executive compensation and broader performance evaluation programs.

Disclosure Expectations for Companies	Companies with material exposure to deforestation in their value chain and/or investments should continue to improve their disclosure in the following areas:
• Board-level oversight and accountability for deforestation and land use-related risks

• Reporting and targets to reduce emissions linked to deforestation

• Conservation or reforestation activity taken by the company

• How deforestation is managed as a business risk

• Quantitative and qualitative metrics covering high-risk commodities across value chain

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Identifying and Mitigating Risks in the Supply Chain	Supplier Engagement An end-to-end approach to ongoing supplier engagement is an essential component of risk management for companies with exposure to deforestation-related commodities. In our engagement with Conagra Brands, an American consumer packaged goods company, we learned how its Supplier Excellence Program facilitates engagement with the company’s vendors. Conagra assesses key suppliers at least annually on ESG risk-related performance and disclosure. This annual sustainability assessment is supplemented by quarterly performance discussions and risk analyses, and regular consultation between all parties to address any operational issues or gaps in disclosure.

Supplier Monitoring	While many of the engaged companies have established supplier code of conducts, ongoing supplier monitoring for compliance with these codes can prove difficult to implement and requires regular independent review. At Hormel Foods Corporation, an American food processing company, the company’s South American beef suppliers have ensured their compliance with relevant requirements by creating monitoring systems for farms supplying cattle, leveraging satellite images and geo-referenced maps of farms, deforestation data and information from public agencies regarding embargoed? areas and human rights. This oversight is coupled with independent audits of all environmental monitoring systems.

Supplier Non-Compliance	Companies without a defined protocol for dealing with non-compliant suppliers may have greater exposure to deforestation risk and may suffer reputational and/or legal consequences by working with suppliers that are misaligned with policy expectations. We found a lack of consensus on how companies engage with non-compliant suppliers, which can delay the termination of relationships with suppliers that fail to adequately address deforestation. Post Holdings, Inc., an American consumer packaged goods company, requires its suppliers to follow an annually reviewed code of conduct, and any potential breach of this conduct is reviewed in a consistent and transparent manner. Industry organizations like the Global Food Safety Initiative (GFSI) ensure that third-party operations audits assist in identifying non-compliant suppliers and share this information among members.

High Risk Commodity Exposure	The investee companies we engaged with shared a variety of approaches to identifying key ingredients in their products, as well as which commodities were most exposed to deforestation risk. These prioritization frameworks were generally holistic, science-based, and dependent on robust supply chain audits. The results of the identification process are paramount, as they inform the metrics and key performance indicators of companies’ deforestation policies and commitments. We learned how The Kraft Heinz Company, an American multinational food company partnered with the Rainforest Alliance, an NGO, to expand its forest risk commodities supply chain assessment to include soy. This work included surveying their suppliers, evaluating sustainable product certifications and better understanding sourcing risks based on counties of origin. The findings from this exercise were material, with over a third of the company’s global soy volume sourced from potential high-risk counties of origin.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

COVID-19 Supply Chain Auditing Challenges	The global COVID-19 pandemic limited abilities to conduct in-person audits of suppliers, catalyzing innovation in virtual monitoring, while raising questions about the effectiveness of this method in the long-term. Some of our investee companies reported investing further in satellite monitoring capabilities, while others explored new solutions like wearable technology. Post Holdings, Inc equipped on-site employees with Google Glasses to connect with virtual teams to complete multi-party audits in real time. Several of the engaged companies also emphasized the need to maintain employee privacy and ensure that these remote tools don’t breach these obligations or trust. Safely fast-tracking the adoption of these new technologies, while preserving employee privacy and protecting against cybersecurity threats, were both expressed as continued focus areas for our investee companies.

Product Certifications & Industry Organizations	Many of our investee companies emphasized the importance of participating in industry organizations to mitigate risk and work with their suppliers. These organizations provide certifications for companies who fulfill the required environmental and social criteria. Organizations frequently cited in our engagements included:
• the Roundtable on Sustainable Palm Oil (RSPO);

• the Forest Stewardship Council, (FSC);

• the Sustainable Forest Initiative (SFI);

• the Program for Forest Endorsement (PEFC); and

• USDA Organic

These standard-setters play a critical role in defining industry best practices and encouraging stronger oversight practices, but our investee companies echoed our belief that membership and certification are a floor for risk management, not a ceiling. Compliance with the standards and receiving certification are a strong initial step, but companies cannot be overly reliant on this process and take this as a proxy for total risk mitigation.

Engaging with Policymakers and Local Governments	Participating in industry coalitions and obtaining certification are valuable in creating more sustainable and resilient supply chains, and mitigating social and reputational risk. However, these mechanisms are largely voluntary, and their effectiveness for member companies depends on the jurisdiction their supply chains are located in. Several investee companies told us of the challenge posed when working with local governments with weak land use policies and lax enforcement by authorities. To achieve the systemic change required to meet the 2030 Glasgow pledge, and to mitigate continued environmental and social risk stemming from deforestation practices, companies may need to consider how to best participate in the policy-making conversation.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Highlighting the outsized impact one company’s efforts can have in this process, Mondelez International, Inc., an American multinational confectionery, food, holding and beverage and snack food company, has spent ten years fostering multi-lateral public-private partnerships in one of its critical supply chain domiciles, sub-Saharan Africa. In Ghana, the company developed “Cocoa Life”,[15] a program which incentivizes cocoa farmers to adopt more sustainable practices through increased economic benefits like achieving higher yields using less fertilizers and land. Mondelez built on this progress by announcing a formal partnership with the Forest Commission of Ghana, Cocoa Board and United Nations Development Program (“UNDP”) to reduce deforestation and forest degradation in the country while simultaneously reducing emissions in its cocoa supply chain.

Pragmatic public-private partnerships with local policymakers and international organizations can fortify company efforts to improve supply chain resilience, protect shareholder value, and benefit local stakeholders.

Addressing Evolving Shareholder & Stakeholder Expectations	In recent years, evolving consumer preferences and increased awareness of deforestation’s impacts — particularly its contribution to biodiversity loss and climate change — have led issue advocates and investors to demand enhanced disclosure from companies exposed to deforestation risk. Since 2016, 11 deforestation-related shareholder proposals have been submitted to a shareholder vote, with two of them receiving majority support for the first time in 2021.[16] Following the submission of one such proposal at Procter & Gamble, an American multinational consumer goods corporation, requesting that the company report on efforts to eliminate deforestation from its forest pulp and palm oil supply chain, Procter & Gamble responded across several fronts. These actions included implementing public grievance reporting, strengthening its palm oil sourcing policy, advancing company conservation and restoration efforts and accelerating its RSPO certification targets to 2021 from 2022. Investors, issue advocates and consumers will likely continue to hold companies accountable through deforestation-related shareholder proposals moving forward, and boards should prepare to strengthen their disclosure efforts and management oversight accordingly.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Preserving Land Rights and Engaging with Community Stakeholders	Effective approaches to acting on deforestation-related commitments must consider the land rights and livelihoods of local people, particularly indigenous communities. As part of Bunge Limited’s commitment to reaching deforestation-free value chains by 2025, we learned how the American agribusiness and food company engages with farmers to protect native vegetation and establishes incentives to support this shift to more sustainable value chains. This process includes fairly compensating farmers who commit to sustainable agricultural practices and avoid negative conversion, discouraging the practice of converting forested land to agriculture in favor of expanding across areas already open for production.

Protecting Human Rights and Respecting FPIC of Local Communities	A critical component of fostering sustainable value chains is the protection of human rights and respect of FPIC of local communities. Responding to feedback from issue advocates, Kellogg Company, an American multinational food manufacturing company, materially revised its deforestation-related commitments to protect local stakeholders in the communities with exposure to its supply chain. These pledges include immediately suspending company groups which perpetrate threats and violence towards human rights advocates, communities and workers. The company also committed to participate in and fund jurisdictional and landscape approaches which fully respect the FPIC of local communities.

Establishing Deforestation Policies and Commitments	Several of the companies we engaged with have committed to establishing no-deforestation ambitions within their supply chains covering key commodities. These policies tend to have time horizons ranging from 2025 to 2030, in line with the global pledge made at COP26. In the absence of a common industry disclosure framework on this subject, the implementation and associated disclosure of these plans varies by company. The Kroger Co., an American retail company that operates supermarkets and multi-department stores, articulated its commitment to source from deforestation-free processes across its four key commodities of palm oil, beef, soy and pulp/paper/timber, with varying implementation mechanisms and certifications for each commodity.

Measuring Success

As companies navigate the aforementioned challenges, there are a range of deforestation-related metrics and KPIs being used to measure success. High-level goals are typically supported by commodity-specific objectives on varying timelines, and progress against these objectives is shared with management, the board and shareholders. For example, The Campbell Soup Company, an American processed food and snack company is focused on reaching 100% of its suppliers passing a social compliance audit by 2025, while achieving equal success in determining accurate country of origin traceability on products derived from high-risk commodities. Mondelez International Inc. continues to report on 10 KPIs associated with its Cocoa Life project, covering target topics in the value chain, including elimination of child labor, supplier compliance certification, and ingredient traceability. Clorox Company, an American global manufacturer and marketer of consumer and professional products has committed to halve the amount of virgin plastic and virgin fiber used in packaging by 2030.

To build on these initial efforts, stakeholders in our engagements expressed the need for a standardized disclosure framework that provides added transparency on how companies are performing against any deforestation-related targets and commitments. Benefits cited include defining relative and absolute performance thresholds and incentivizing the adoption of better practices among industry peers.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Conclusion	At State Street Global Advisors, we believe that global deforestation — namely its direct linkage to biodiversity loss and climate change — presents a risk to companies with material exposure to this practice in their supply chains and investments, and should be disclosed and managed like any other business risk. This perspective, along with our fiduciary duty to act on behalf of our clients’ long-term interests, informs our asset stewardship efforts on this topic. By sharing these insights from our targeted engagement campaign and analysis of public disclosures, our intention is to equip Boards to more effectively respond to the threat of deforestation.
Companies in high-exposure sectors are taking various steps to address risks related to global deforestation in their supply chain and investments, but there are a number of challenges they face while identifying and remediating these issues. We will continue to engage with companies to inform our ongoing efforts in this space. Please reach out to our team at GovernanceTeam@ssga.com to request an engagement on this important topic.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Appendix: Companies Engaged as Part of Deforestation Engagement Campaign	Company Name	Market/Country	Sector
	AGCO Corporation	United States	Resource Transformation
	Bunge Limited	United States	Food & Beverage
	Campbell Soup Company	United States	Food & Beverage
	Conagra Brands, Inc.	United States	Food & Beverage
	Darden Restaurants, Inc.	United States	Food & Beverage
	Hormel Foods Corporation	United States	Food & Beverage
	Kellogg Company	United States	Food & Beverage
	Mondelez International, Inc.	United States	Food & Beverage
	Post Holdings, Inc.	United States	Food & Beverage
	The Clorox Company	United States	Consumer Goods
	The J.M. Smucker Company	United States	Food & Beverage
	The Kraft Heinz Company	United States	Food & Beverage
	The Procter & Gamble Company	United States	Consumer Goods
	The Kroger Co.	United States	Food & Beverage
	Weyerhaeuser Company	United States	Renewable Resources & Alternative Energy

Endnotes

1   Global Forest Resources Assessment 2020 — Key findings” Food and Agriculture Organization of the United Nations. (2020) http://fao.org/3/CA8753EN/ CA8753EN.pdf.

2   “Forests Sourcebook: Practical Guidance For Sustaining Forests In Development Cooperation” World Bank-WWF Alliance for Forest Conservation and Sustainable Use (2008) World Bank Document.

3   Labbate, Gabriel. “Deforestation Factsheet”, United Nations Environment Programme, (April 2021), https://wedocs.unep.org/bitstream/ handle/20.500.11822/35851/DF.pdf.

4   “Paris Agreement”. United Nations Framework Convention on Climate Change. (April 2016).

5   “Climate Change and Land: An IPCC Special Report on climate change, desertification, land degradation, sustainable land management, food security, and greenhouse gas fluxes in terrestrial ecosystems”, Intergovernmental Panel on Climate Change, (January 2020), https://ipcc.ch/site/assets/uploads/ sites/4/2020/02/SPM_Updated-Jan20.pdf.

6   “Indonesia: Indigenous Peoples Losing Their Forests” Human Rights Watch (September 2019) hrw.org/ news/2019/09/22/indonesia-indigenous-peoples-losing-their-forests#.

7   Gross, Anna. Schipani, Andres. Palma, Stefania. Findlay, Stephanie. “Global Deforestation Accelerates During the Pandemic”, The Financial Times, (August 2020), https://ft.com/content/b72e3969-522c-4e83-b431-c0b498754b2d.

8   “The TNFD Nature-related & Opportunity Management and Disclosure Framework” Taskforce on Nature-related Financial Disclosures, (March 2020) https://tnfd. global/wp-content/uploads/2022/03/220321-TNFD- framework-beta-v0.1-Exec-Summary-FINAL.pdf.

9   “Glasgow Leaders’ Declaration on Forests and Land Use”, UN Climate Change Conference UK 2021, (February 2021), https://ukcop26.org/glasgow-leaders-declaration-on-forests-and-
land-use/.

10   “The Collective Effort to End Deforestation: A Pathway For Companies to Raise Their Ambition”, CDP, (March 2021), https://cdn.cdp.net/cdp-production/cms/reports/ documents/000/005/630/original/CDP_Forests_ analysis_report_2020.pdf?1616334771.

11   “Processed Foods: Sustainability Accounting Standard”, Sustainability Accounting Standards Board, (October 2018) https://sasb.org/wp-content/ uploads/2018/11/ Processed_Foods_Standard_2018.pdf.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

12   Labbate, Gabriel. “Deforestation Factsheet”, United Nations Environment Programme, (April 2021), https://wedocs.unep.org/bitstream/ handle/20.500.11822/35851/DF.pdf.

13   “A Spotlight on Sustainable Supply Chain & Procurement”, United Nations Global Compact (December 2021), https://unglobalcompact.org/take- action/leadership/integrate-sustainability/roadmap/ supply-chain.

14   “The Investor Guide to Deforestation and Climate Change”, Ceres, (June 2020), https://ceres.org/sites/ default/files/reports/2020-06/Ceres%20Investor%20 Guide%20FINAL%20June%2029.pdf.

15   Van Cutsem, Cedric. “Action Plans to Protect and Restore Forests, with Farmers at the Heart”, Cocoa Life: Mondelez International, (March 2019). https://cocoalife. org/progress/action-plans-to-protect-and-restore- forests-with-cocoa-life-farmers-at-the-heart.

16   Dhanasarnsombat, Sansanee. “Deforestation Shareholder Proposals Wins Signals a Shift”, Bloomberg Law, (August 2021). https://news. bloomberglaw.com/ bloomberg-law-analysis/analysis-deforestation-shareholder-proposal-wins-signal-a-shift.

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Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

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Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

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Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

May 2023

Asset Stewardship

Guidance on Human Rights Disclosures & Practices

State Street Global Advisors is committed to upholding human rights, and we expect our investee companies to as well given the reputational, regulatory, legal, and operational risks that human rights violations can pose to a company. We expect portfolio companies to regularly identify whether there are risks related to human rights1 in their operations and manage any material risks that emerge, providing relevant disclosures to investors.

1	As defined in the Universal Declaration of Human Rights and the ILO Declaration on Fundamental Principles and Rights at Work.

Our Expectations for Human Rights Disclosures

We expect companies to disclose whether they have established processes for identifying risks related to human rights. If any material human rights risks are identified, we expect further public disclosure describing:

1. Human rights-related risks the company considers most material;

2. Plans to manage and mitigate these risks;

3. Board oversight of these risks; and

4. Assessment of the effectiveness of the human rights risk management program.

State Street Global Advisors believes that best practices for enhancing human rights-related disclosures include describing:

•  Specific geographic regions, industries, resources, or types of workforce where the risk is highest;

•  How workers, civil society organizations, and other stakeholders are involved in identifying and mitigating issues;

•  Which mechanisms exist for workers to raise grievances without fear of retaliation; and

•  How the company supports impacted individuals in providing restorative remedy.

Engagements	Incorporating Our Expectations Into Conversations with Companies

We will engage companies on this topic, prioritizing companies with the highest risk of human rights violations. When assessing the risk level of a particular company, we will consider the company’s industry, region, and business model; any history of human rights violations; and client and stakeholder input. In 2021, we initiated a targeted engagement campaign on modern slavery, and in 2022, we undertook another series of proactive engagements on human rights, targeting companies who were noncompliant with the UN Global Compact. We also requested reactive engagements with specific companies if we were made aware that they had been accused of human rights violations.

Thought Leadership Addressing Modern Slavery in Supply Chains	In Q3 2021, we initiated a series of targeted engagements on the topic of modern slavery. We relied on existing frameworks including SASB, the Global Slavery Index, and the International Labor Organization to identify high-risk sectors, and reached out to our largest holdings in those sectors to request in-depth engagements. We focused on companies in industries where modern slavery poses an outsized risk, especially given the increasing reputational and regulatory risks associated with forced labor in the supply chain. Through this process, we gleaned insights into companies’ best practices to inform our ongoing stewardship efforts in this space. To review our insights from this campaign, please visit Modern Slavery Insights.

Voting Incorporating Our Expectations into Our Proxy Voting and Engagement Practices

With respect to voting on human rights-related disclosure issues, we will first engage with companies related to our human rights-related disclosure expectations outlined herein, focusing on companies and industries with the greatest risk and opportunity.

Below is the approach we follow when voting on human rights related shareholder proposals:

• FOR we will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for human rights related disclosures;

• ABSTAIN we will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

• AGAINST we will vote against shareholder proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations.

Investment and Research Activities	State Street Global Advisors also incorporates human rights into investment and research activities. Our firm allocated significant resources toward building our ESG data architecture which gives our portfolio managers and researchers access to a variety of best-in-class data vendors. Our colleagues have access to best-in-class data on companies’ human rights practices.

Conclusion	We encourage companies in our portfolios to align their disclosures and practices with our expectations. Please reach out to State Street Global Advisors’ Asset Stewardship Team at GovernanceTeam@ssga.com to request an engagement on this important topic.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

State Street Global Advisors

Marketing Communications

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir

John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street

Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors

Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Important Risk Information

Investing involves risk including the risk of loss of principal.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation.

This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and

has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate

EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data. Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

© 2023 State Street Corporation. All Rights Reserved.

ID1483214-4044035.5.1.GBL.RTL 0323 Exp. Date: 06/30/2024

Insights Asset Stewardship	Guidance on Board Oversight of Director Time Commitments
April 2023

Key Takeaways

•  The global COVID-19 pandemic and an elevated culture of shareholder engagement have heightened the time commitment required to serve as a director on a public company board.

•  Investors would benefit from increased transparency over how Nominating Committees assess their directors’ time commitments and what factors are included in this discussion.

•  This guidance sets forth our expectations for Nominating Committees to evaluate their directors’ time commitments, regularly assess director effectiveness, and provide public disclosure on their policies and efforts to investors.

A Historic Transition	The global COVID-19 pandemic and an elevated culture of shareholder engagement have heightened the time commitment required to serve as a director on a public company board. State Street Global Advisors’ Asset Stewardship team values the critical role that effective boards play in keeping management focused on their companies’ long-term goals. Through our engagements with portfolio companies, we learned how their strategies and operations are continuously reinvented to meet a confluence of challenges, including the global health crisis and the systemic risks of climate change and gender, racial and ethnic inequity. These forces continue to shape board agendas, with directors citing corporate resiliency[1] as the emerging topic most central to their conversations in 2021.

The Evolving Role and Expectations of Directors	To effectively manage the risks and opportunities facing their companies, directors are meeting more often. In 2021, S&P 500 boards formally met an average of 9.4 times,[2] a 25% year-over-year increase. FTSE 150 boards held an average of 11.6 meetings in 2021, a 50% increase compared to 2020,3 reflecting the global nature of this development.

Additionally, a more robust engagement culture with both internal and external stakeholders has placed more demands on directors’ time.

SPAC Directorship	The rise of Special Purpose Acquisition Companies (“SPACs”) continues to shape our governance discussions with boards. The rapid pace of SPAC activity has continued to challenge traditional models of corporate governance, and has driven strong demand for qualified SPAC directors, many of whom also serve as public company directors.

Through our continued dialogue with directors serving on both SPAC and public company boards, we have learned the following:

• While SPAC director time commitment requirements vary depending on the individual and SPAC board, they are generally less than the average time associated with public company directorship.

•  SPACs are typically subject to a two-year time horizon to find an acquisition target, and directors are generally called on to spend their most significant service time in the final months before the acquisition closes with the target company.

• Typically, no more than one SPAC director rolls onto the new entity’s board in an official capacity.

• In many cases, multiple members of the SPAC sponsor management team remain on the board once the target company goes public.

• SPAC sponsors play a much more time-consuming role relative to directors, and their responsibilities include raising capital, deal sourcing, and conducting deep due diligence on potential targets.

• SPAC director responsibilities include evaluating target candidates, facilitating industry introductions, and providing general oversight over the process.

Given these findings, we do not consider service on a SPAC board when evaluating directors for excessive commitments. However, we do expect these roles to be considered by Nominating Committees when evaluating director time commitments.

Our Guidance on Director Time Commitments	Insights gleaned from our director engagements, coupled with a growing body of research,[4] reflect the ever-increasing time commitment associated with serving as a director on a public company board. Directors have a challenging role, and the topics they are expected to oversee have increased in scope and complexity.

Guidance on Board Oversight of Director Time Commitments

Despite the elevated oversight expectations on directors and the company boards on which they serve, 112 boards among the S&P 500 do not report specific limits on additional board service.[5] Investors would benefit from increased transparency over how Nominating Committees assess their directors’ time commitments and what factors are included in these decisions. We believe well-governed boards are responsible for establishing, enforcing and disclosing their director commitment policies.

We expect Nominating Committees to evaluate their directors’ time commitments, regularly assess director effectiveness, and provide public disclosure on their policies and efforts to investors.

Voting Incorporating Our Guidance into Our Voting Policies	When voting on the election or re-election of a director, we consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:
• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

— This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

Guidance on Board Oversight of Director Time Commitments

A Sample Disclosure Might Look Like:

“Directors can sit on no more than five public company boards (including our own), with consideration given to public company leadership roles and outside commitments. The Nominating Committee conducts an annual review of director commitment levels, and affirms that all directors are compliant at this time.”

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating directors for excessive commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by Nominating Committees when evaluating director time commitments.

Conclusion	We remain focused on our fiduciary duty to improve long-term value of our clients’ investments. It is our conviction that well-governed boards are best placed to evaluate their directors’ time commitments, and that Nominating Committees are responsible for establishing, enforcing and disclosing their director commitment policies to investors.

Endnotes

1  Celia Huber, Frithjof Lund and Nina Speilmann, “How boards have risen to the COVID-19 challenge, and what’s next,” McKinsey & Company, (April 2021), https:// mckinsey.com/business-functions/strategy-and-corporate
-finance/our-insights/how-boards-have
-risen-to-the-covid-19- challenge-and-whats-next.

2  2Julie Hembrock Daum, Kathleen M. Tamayo, Ann Yerger, “2021 U.S. Spencer Stuart Board Index,” Spencer Stuart, (November 2021), https://spencerstuart.com/-/ media
/2021/october/ssbi2021/us-spencer-stuart
-board-index-2021.pdf.

3  3Tessa Bamford, Monisha Banerjee, Livia Enomoto, Keith Fryer, Leoni Fruhwirth, Celia Jackson, Nadia Kangmasto, Alastair Rolfe, Alice Wyatt. “2021 UK Spencer Stuart Board Index” Spencer Stuart, (November 2021), https://spencerstuart.com/
research-and-insight/uk- board-index.

4  Celia Huber, Frithjof Lund and Nina Speilmann, “How boards have risen to the COVID-19 challenge, and what’s next,” Julie Hembrock Daum, Kathleen M. Tamayo, Ann Yerger, “2021 U.S. Spencer Stuart Board Index,”

5  Julie Hembrock Daum, Kathleen M. Tamayo, Ann Yerger, “2021 U.S. Spencer Stuart Board Index,”

Guidance on Board Oversight of Director Time Commitments

About State Street Global Advisors	Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

• Start with rigor

• Build from breadth

• Invest as stewards

• Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affliiated. Please note all AUM is unaudited.

Guidance on Board Oversight of Director Time Commitments

ssga.com

Marketing Communication

State Street Global Advisors

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA).

This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited,

68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building

7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Guidance on Board Oversight of Director Time Commitments

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended April 12, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1522581-4055816.3.1.GBL.RTL   0423

Exp. Date: 03/31/2024

Guidance on Board Oversight of Director Time Commitments

Insights Asset Stewardship March 2023	Corporate Participation in the Political Process in the United States

This guidance describes the framework we use to analyze shareholder proposals regarding corporate participation in the political process in the United States.

Background	Corporate participation in the political process is common practice in the United States, and we believe it continues to carry risks that warrant stronger board oversight and increased transparency. Companies that make political contributions, pursue lobbying activities, or support politically-active industry groups in the United States have a responsibility to provide adequate disclosure to investors, and their boards should oversee political activities.

What follows is an overview of the framework we use to evaluate three common political activity shareholder proposal themes: 1) political contributions; 2) lobbying; and 3) trade association alignment. We will consider supporting relevant shareholder proposals when a company’s disclosures are not fully aligned with our expectations outlined below.

Political Contributions	Political contribution proposals ask issuers to disclose direct and indirect political spending. State Street Global Advisors expects investee companies to disclose the following information regarding political contributions not only through mandated filings, but also on the company’s own website or corporate responsibility reporting:

•  All contributions, no matter the dollar value, made by the company, its subsidiaries, and/ or affiliated Political Action Committees (PACs) to individual candidates, PACs, and other political organizations at the state and federal levels in the US; and

• The role of the board in oversight of political contributions.

Corporate Participation in the Political Process in the United States

Lobbying	Lobbying proposals ask companies to describe the process for the board’s review of political policies, lobbying expenditures, general lobbying activities, and selection and engagement of lobbyists. As investors, we are concerned when lobbying creates potential reputational risks, for example by contradicting companies’ publicly stated positions on relevant issues. We believe that board oversight can help mitigate these risks, as the board is attuned to the company’s values, mission, and public perception. As such, we expect companies to disclose:

• Membership in US trade associations (to which payments are above $50,000 per year); and

• The role of the board in overseeing lobbying activities.

Trade Association Alignment	The latest iteration of politically-focused shareholder proposals ask that corporate membership in trade associations be aligned with a company’s stated position on various environmental and social issues, for example climate change. State Street Global Advisors evaluates the following when considering such a proposal:

• The board’s role in overseeing the company’s participation in the political process in the US, including membership in trade associations;

• Whether the company regularly performs a gap analysis of its stated positions on relevant environmental and/or social issues versus those of its trade associations; and

• Whether the company disclosed a list of its US trade association memberships (to which payments are above $50,000 per year).

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Corporate Participation in the Political Process in the United States

ssga.com

Marketing communications

State Street Global Advisors

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global

Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe

Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay,

Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168,

Corporate Participation in the Political Process in the United States

Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon.

You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1487000-3503681.3.1.GBL.RTL   0323

Exp. Date: 03/31/2024

Corporate Participation in the Political Process in the United States

May 2023

Asset Stewardship

Guidance on Diversity Disclosures and Practices

At State Street Global Advisors, we believe that companies have a responsibility to effectively manage and disclose risks and opportunities related to diversity, equity, and inclusion, particularly regarding gender, race, and ethnicity. Gender diversity has been a priority of State Street Global Advisors’ asset stewardship program since 2017 and we have been a leader in this area since, as evidenced by our Fearless Girl campaign. In this Guidance we set forth our expectations for diversity-related disclosures and how we integrate those expectations into our asset stewardship and proxy voting activities.

Information Classification: Limited

Access

Our Expectations for Diversity, Equity, and Inclusion Disclosures	Investors can benefit from increased publicly-available data on diversity, equity, and inclusion at portfolio companies. As such, we encourage companies to share relevant information with the market, and we expect all companies in our portfolio to offer public disclosures in five key areas:

1. Board Oversight Describe how the board executes its role in oversight role of risks and opportunities related to diversity and inclusion;

2. Strategy Articulate the role diversity (of race, ethnicity, and gender, at minimum) plays in the company’s broader human capital management practices and long-term strategy;

3. Goals Describe what diversity, equity, and inclusion-related goals exist, how these goals contribute to the company’s overall strategy, and how they are managed and progressing;

4. Metrics Provide measures of the diversity of the company’s global employee base and board, including:

a. Workforce Employee diversity by race, ethnicity, and gender (at minimum). We expect to see this information to be broken down by industry-relevant employment categories or levels of seniority, for all full-time employees. In the US, companies are expected to at least use the disclosure framework set forth by the United States Equal Employment Opportunity Commission’s EEO-1 Survey. Non-US companies are encouraged to disclose this information in alignment with SASB guidance and nationally appropriate frameworks; and,

b. Board Diversity characteristics, including racial, ethnic, and gender makeup (at minimum) of the board of directors; and

5.  Board Diversity Articulate goals and strategy related to diverse representation at the board (including race, ethnicity, and gender, at minimum), including how the board reflects the diversity of the company’s workforce, community, customers, and other key stakeholders.

Our Expectations for Pay Equity Disclosures	We expect all companies in the US and the UK to provide public disclosure on:

1. Adjusted pay gaps related to race and gender within the company (Disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the UK market at this time);

2. Strategy to achieve and maintain pay equity; and

3. Role of the board in overseeing pay strategies as well as Diversity, Equity and Inclusion efforts.

Information Classification: Limited Access

Civil Rights Risks	We expect companies in the US to provide public disclosure on:

1. Risks related to civil rights, including risks associated with products, practices, and services;

2. Plans to manage and mitigate these risks; and

3. Processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).

Expanding the Aperture of Diversity, Equity, and Inclusion	Investors, regulators, and other stakeholders are increasingly focused on other dimensions of diversity beyond gender, race, and ethnicity. For example, California lawmakers and the Nasdaq exchange include LGBTQ-identified individuals in their perspectives on board diversity. Some advocates are calling for the prioritization of disability as an essential dimension of diversity, and several companies (especially outside of the US) already disclose information regarding the role of people with disabilities in their organization. We encourage our portfolio companies to consider providing disclosures about the full diversity of their organization, as these disclosures are wholly aligned with contributing to the intent to increase diversity of thought that underlies the present more common focus on gender, race and ethnic diversity. The reputational and regulatory risk of not doing so also may increase in the coming years.

Engagements Incorporating Our Expectations into Conversations with Companies	Since 2021, we have reached out to 35 of the largest employers in our portfolio each year to have deeper conversations on human capital management and diversity, equity, and inclusion. Our aim is to monitor companies’ approaches to these topics, and encourage alignment with our expectations described herein.

Voting Incorporating Our Expectations into Our Proxy Voting Policies	In order to achieve alignment with our aforementioned expectations and advance transparency in the public markets, State Street Global Advisors has the following proxy voting guidelines:

Race & Ethnicity –— United States and United Kingdom

•  If a company in the Russell 1000 or FTSE 350 does not disclose the racial and ethnic composition of its board, we will vote against the Chair of the Nominating Committee. Acceptable disclosures include:

— Aggregate-level (e.g., “5% of our Directors are Black”, “Seven of our Directors are people of color”, “30% chose not to self-identify”).

— Individual-level (e.g., “Jane Doe is African-American, John Smith is Caucasian,” etc.).

Information Classification: Limited Access

• If a company in the S&P 500 or FTSE 100 does not have at least one director from an underrepresented racial or ethnic community, we will vote against the Chair of the Nominating Committee.

• If a company in the S&P 500 does not disclose its EEO-1 report, we will vote against the Chair of the Compensation Committee. Acceptable disclosures include:

— The original EEO-1 report response.

— The exact content of the report translated into custom graphics.

Gender

•  We expect boards of companies in all markets and indices to have at least one female board member. In markets where we are implementing this policy for the first time, we may waive the policy if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to the board.

•  In addition, we expect companies in the Russell 3000, TSX, FTSE 350, STOXX 600, and ASX 300 indices to have boards comprised of at least 30 percent women directors. We may waive the policy if a company engages with State Street Global Advisors and provides a specific, timebound plan for reaching 30 percent representation of women directors.

•  If a company fails to meet any of the expectations outlined above, State Street Global Advisors may vote against the Chair of the Nominating Committee or the board leader in the absence of a Nominating Committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the Nominating Committee or those persons deemed responsible for the nomination process.

Shareholder Proposals	Below is the approach we follow when voting on shareholder proposals:

• FOR we will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for diversity-related disclosures and practices;

• ABSTAIN we will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

AGAINST we will vote against shareholder proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations.

Information Classification: Limited Access

Thought Leadership The Board’s Oversight of Racial and Ethnic Diversity, Equity, and Inclusion	In 2020, State Street Corporation announced it would be taking “10 Actions to Address Racism & Inequality.” As part of Action #7, State Street Global Advisors’ Asset Stewardship team led an internal, cross-functional workstream to study best practices in board oversight of racial and ethnic diversity, equity, and inclusion. We partnered with Russell Reynolds Associates and the Ford Foundation to interview 27 directors of FTSE 100 and S&P 500 multinational corporations, culminating in a report titled “The Board’s Oversight of Racial and Ethnic Diversity, Equity and Inclusion.”

Conclusion	We remain focused on our fiduciary duty to maximize the long-term shareholder value of our clients’ investments. We believe that teams with a diversity of perspectives generate a diversity of ideas that can drive the long-term success of a firm. Please reach out to our Asset Stewardship team at GovernanceTeam@ssga.com. We look forward to engaging with you on this important topic.

About State Street Global Advisors	State Street Global Advisors serves governments, institutions and financial advisors with a rigorous approach, breadth of capabilities and belief that good stewardship is good investing for the long term. Pioneers in index, ETF, and ESG investing and the world’s fourth-largest asset manager*, we are always inventing new ways to invest.

* Pensions & Investments Research Center, as of December 31, 2021.

Information Classification: Limited Access

ssga.com

State Street Global Advisors

Marketing Communications

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA).

This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority.

T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia.

T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global

Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000.

F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street

Global Advisors Italy is registered in Italy with company number

11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands:

State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Information Classification: Limited Access

Important Risk Information

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research

© 2023 State Street Corporation.

All Rights Reserved. ID1483220-3383057.7.1.GBL.RTL 0323 Exp. Date: 06/30/2024

Information Classification: Limited Access

May 2023

Asset Stewardship

Guidance on Human Capital Management Disclosures & Practices

In 2021, State Street Global Advisors’ Asset Stewardship team sought to strengthen our perspective on human capital management. We conducted over 185 engagements with investee companies on this topic in markets across the world, including a proactive engagement campaign targeting the largest employers in our portfolios. Our team also initiated conversations with experts on the topic of human capital management to enhance our understanding of this essential topic.

Our intended outcome through these engagements was to develop expectations for companies’ disclosures on human capital management, and to share our insights regarding best practices and areas for improvement for portfolio companies (please see our complementary Human Capital Management Insights page for more on this topic).

Information Classification: Limited

Access

Our Expectations for Human Capital Management Disclosures	While there are many material dimensions of human capital management, our engagements and analysis suggest that five areas are particularly meaningful components of a successful human capital management strategy across industries. As a starting point, we expect all companies to provide public disclosure on::

1. Board Oversight Methods outlining how the board oversees human capital-related risks and opportunities;

2. Strategy Approaches to human capital management and how these advance the long-term business strategy;

3. Compensation Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;

4. Voice Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and

5. Diversity, equity, and inclusion Efforts to advance diversity, equity, and inclusion (see our complementary Guidance on Diversity Disclosures and Practices for additional context).

We expect public disclosures to contain specific information about these essential dimensions of human capital management. For example, instead of disclosing that “employees are surveyed regularly,” companies could consider describing survey frequency, examples of questions asked, and actions taken in response to employee feedback where relevant.

We understand that this is an evolving topic and we will continue to engage with companies to develop our expectations and inform our stewardship efforts in this space. We also encourage companies to consider emerging disclosure frameworks, including those required by regulators.

Voting Incorporating Our Expectations into Our Proxy Voting and Engagement Practices

With respect to voting on shareholder proposals related to human capital management , we will first engage with companies related to our human capital management-related disclosure and oversight expectations outlined herein, focusing on companies and industries with the greatest risk and opportunity.

Below is the approach when voting on human capital management-related shareholder proposals:

•  FOR We will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for human capital-related disclosures and oversight;

Information Classification: Limited Access

• ABSTAIN We will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices.

• AGAINST We will vote against shareholder proposals that we believe are immaterial, overly prescriptive or would not further our disclosure and oversight expectations.

For more information on our voting policies related to diversity, equity, and inclusion, please see our Guidance on Diversity Disclosures & Practices. For example, we will take voting action against chairs of the Nominating Committees at S&P 500 companies that do not disclose EEO-1 reports.

Thought Leadership Human Capital Management Insights

As part of our increased focus on human capital management, we conducted over 150 engagements on this topic in markets across the world in 2021, including a proactive engagement campaign targeting 60 of the largest employers in our portfolio across the Americas, EMEA, and APAC regions. Please see our Human Capital Management Insights for insights from these engagements.

Conclusion	We encourage companies in our portfolios to align their disclosures and practices with our expectations. Please reach out to State Street Global Advisors’ Asset Stewardship Team at GovernanceTeam@ssga.com to request an engagement on this important topic.
For additional context regarding our perspective on labor rights as an essential dimension of human rights, please see our Guidance on Human Rights Disclosures & Practices.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Information Classification: Limited Access

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240- 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2.

Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited,

68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number:

49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands,Apollo Building

7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670.United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Information Classification: Limited Access

Important Risk Information

Investing involves risk including the risk of loss of principal. The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies.

A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2023 State Street Corporation.

All Rights Reserved.

ID1483214- 4044335.4.1.GBL.RTL 0423

Exp. Date: 06/30/2024

Information Classification: Limited Access

Insights Asset Stewardship	Guidance on Effective Board Oversight
March 2023

As stewards of near-permanent capital to thousands of public companies across the world, State Street Global Advisors focuses on risks and opportunities that may impact long-term value creation for our clients. We rely on the elected representatives of the companies in which we invest — the board of directors — to oversee these firms’ strategies. We expect effective independent board oversight of the material risks and opportunities to its business and operations. We believe that appropriate consideration of these risks and opportunities is an essential component of a firm’s long-term business strategy, and expect boards to actively oversee the management of this strategy.

This paper provides guidance to our portfolio companies on how we evaluate the effectiveness of the board oversight of the risks and opportunities and should be read in conjunction with our Global Proxy Voting and Engagement Principles and applicable regional proxy voting and engagement guidelines. It also outlines our approach to incorporating these perspectives into our voting and engagement.

Guidance On Effective Board Oversight	When evaluating a board’s oversight of financially material risks and opportunities, we assess the following factors, based on disclosures and engagements with directors.

Oversees Long-term Strategy

• Articulates the material risks and opportunities and how those risks and opportunities fit into the firm’s long-term business strategy

• Regularly assesses the effectiveness of the company’s long-term strategy, and management’s execution of this strategy

For example, we leverage established frameworks, such as The Sustainability Accounting Standards Board (SASB) Materiality Map to inform our views on the materiality of environmental and social issues at a given company. We have also established the following priorities for proxy voting and engagement: Effective Board Oversight; Climate Risk Management; Human Capital Management; and Diversity, Equity & Inclusion.

Demonstrates an Effective Oversight Process

• Describes which committee(s) have oversight over specific risks and opportunities, as well as which topics are overseen and/or discussed at the full-board level

• Includes risks and opportunities in board and/or committee agendas, and articulates how often specific topics are discussed at the committee and/or full-board level

• Utilizes KPIs or metrics to assess the effectiveness of risk management processes

• Engages with key stakeholders including employees and investors

Ensures Effective Leadership

• Holds management accountable for progress on relevant metrics and targets

•  Integrates necessary skills and perspectives into the board nominating and executive hiring processes, and provides training to directors and executives, including on topics material to the company’s business or operations

• Conducts a periodic effectiveness review

Guidance on Effective Board Oversight

Ensures Disclosures of Material Information

• Ensures publication of relevant disclosures, including those regarding material topics

— For example, we expect companies to disclose against the four pillars of the Task Force on Climate-related Financial Disclosures (TCFD) framework

Incorporating our Expectations for Effective Oversight Into our Proxy Voting and Engagement Practices

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Next Steps For Directors	We encourage directors to review our existing guidance, as well as our voting guidelines, all of which can be found on our website. We believe regular engagements with directors is an essential component of successful long-term partnerships with our portfolio companies. Please reach out to the Asset Stewardship team at GovernanceTeam@ssga.com to request an engagement or share your ideas on effective board oversight.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Effective Board Oversight

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense – Tour A – La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878

400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number

11871450968 – REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’

Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors

Guidance on Effective Board Oversight

Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Important Risk Information

Investing involves risk including the risk of loss of principal.

The returns on a portfolio of securities which exclude

companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2023 State Street Corporation.

All Rights Reserved.

ID1519201-5596229.1.2.GBL.RTL    0423

Exp. Date: 03/31/2024

Guidance on Effective Board Oversight

Insights Asset Management	Guidance on Virtual Shareholder Meetings
April 2023

As shareholder meetings have increasingly been held virtually due to the pandemic, our Asset Stewardship team outlines our voting approach to management proposals on this topic, expectations for shareholder engagement best practices and guidance on preserving robust shareholder rights.

As a result of the COVID-19 pandemic, companies are increasingly holding virtual shareholder meetings (“VSMs”) globally. Many companies are proposing amendments to their governing documents that grant the board the ability to host VSMs at their own discretion in perpetuity.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Our evaluation of these proposals will also consider the operating environment of the company, including local regulatory developments and specific market circumstances impacting virtual meeting practices.

While we are encouraged by the success of VSMs thus far,, companies and shareholders must remain vigilant in continuing to improve their VSM practices. Maintaining a strong level of shareholder dialogue, upholding shareholder rights, and leveraging the virtual format to benefit companies and investors will be essential.

About State Street Global Advisors	Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

• Start with rigor

• Build from breadth

• Invest as stewards

• Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Virtual Shareholder Meetings

ssga.com

Marketing communication

State Street Global Advisors

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of

State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe

Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street

Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 -20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168,

Guidance on Virtual Shareholder Meetings

Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555.

F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

All information is from State Street Global Advisors unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

Investing involves risk including the risk of loss of principal.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended April 12, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1522584-4255954.3.1.GBL.RTL     0423

Exp. Date: 04/30/2024

Guidance on Virtual Shareholder Meetings

APPENDIX C — ISS PROXY VOTING POLICY AND GUIDELINES

ISS

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2023
Published December 13, 2022

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Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

◾

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

◾

Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

◾

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

◾	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the

“assigned” primary market coverage.

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1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

◾	Independent directors comprise 50 percent or less of the board;
◾	The non-independent director serves on the audit, compensation, or nominating committee;
◾	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
◾	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant	Shareholder
2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company
2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.
2.7.	Former officer[1] of an acquired company within the past five years.[4]
2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

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12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;
◾	Family emergencies; and
◾	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

◾

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

◾	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
◾	Rationale provided in the proxy statement for the level of implementation;
◾	The subject matter of the proposal;
◾	The level of support for and opposition to the resolution in past meetings;
◾	Actions taken by the board in response to the majority vote and its engagement with shareholders;
◾	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
◾	Other factors as appropriate.
◾	The board failed to act on takeover offers where the majority of shares are tendered;
◾

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

◾	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
◾	The company’s response, including:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
◾	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

◾	The company has a poison pill with a deadhand or slowhand feature[6];

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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◾	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
◾	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

◾	The disclosed rationale for the adoption;
◾	The trigger;
◾	The company’s market capitalization (including absolute level and sudden changes);
◾	A commitment to put any renewal to a shareholder vote; and
◾	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

◾	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
◾	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
◾	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
◾	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

◾	Supermajority vote requirements to amend the bylaws or charter;
◾	A classified board structure; or
◾	Other egregious provisions.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

◾	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
◾	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
◾	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
◾	The company’s ownership structure;
◾	The company’s existing governance provisions;
◾	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

◾	Classified the board;
◾	Adopted supermajority vote requirements to amend the bylaws or charter;
◾	Eliminated shareholders’ ability to amend bylaws;
◾	Adopted a fee-shifting provision; or
◾	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

◾

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group

(Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

◾	A classified board structure;

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◾	A supermajority vote requirement;
◾	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
◾	The inability of shareholders to call special meetings;
◾	The inability of shareholders to act by written consent;
◾	A multi-class capital structure; and/or
◾	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

◾	The non-audit fees paid to the auditor are excessive;
◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or
◾

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

◾

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

◾	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
◾	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

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Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

◾	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
◾	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
◾	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
◾	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
◾	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

◾	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
◾	Board governance measures;
◾	Corporate strategy;
◾	Risk management analyses; and
◾	Metrics and targets.
◾	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

◾	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
◾	Failure to replace management as appropriate; or

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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◾

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

◾	Long-term financial performance of the company relative to its industry;
◾	Management’s track record;
◾	Background to the contested election;
◾	Nominee qualifications and any compensatory arrangements;
◾	Strategic plan of dissident slate and quality of the critique against management;
◾	Likelihood that the proposed goals and objectives can be achieved (both slates); and
◾	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

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Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

◾	The rationale provided for adoption of the term/tenure limit;
◾	The robustness of the company’s board evaluation process;
◾	Whether the limit is of sufficient length to allow for a broad range of director tenures;
◾	Whether the limit would disadvantage independent directors compared to non-independent directors; and
◾	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

◾	The scope of the shareholder proposal; and
◾	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

◾	The reasonableness/scope of the request; and
◾	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

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◾	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
◾

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
◾	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
◾

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

◾	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

◾	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

12 A proxy access right that meets the recommended guidelines.

13 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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◾	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
◾	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
◾	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

◾	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
◾	Level of disclosure regarding the issue for which board oversight is sought;
◾	Company performance related to the issue for which board oversight is sought;
◾	Board committee structure compared to that of other companies in its industry sector; and
◾	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

◾	The scope and rationale of the proposal;
◾	The company’s current board leadership structure;
◾	The company’s governance structure and practices;
◾	Company performance; and
◾	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

◾	A majority non-independent board and/or the presence of non-independent directors on key board committees;
◾	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
◾	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
◾	Evidence that the board has failed to oversee and address material risks facing the company;
◾	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

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◾	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

◾	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
◾	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
◾	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
◾	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

◾	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
◾	Effectively disclosed information with respect to this structure to its shareholders;
◾	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
◾

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2. Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

◾	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
◾	The motivation and rationale for establishing the agreements;
◾	The quality of the company’s disclosure; and
◾	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

◾	An auditor has a financial interest in or association with the company, and is therefore not independent;
◾	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
◾	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
◾	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

◾	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

◾	The tenure of the audit firm;
◾	The length of rotation specified in the proposal;
◾	Any significant audit-related issues at the company;
◾	The number of Audit Committee meetings held each year;
◾	The number of financial experts serving on the committee; and
◾	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

◾	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
◾	The company’s ownership structure and historical voting turnout;
◾	Whether the board could amend bylaws adopted by shareholders; and
◾	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

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Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

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General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

◾	The company’s stated rationale for adopting such a provision;
◾	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
◾	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
◾

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

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Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

◾

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
◾

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

◾	Shareholders have approved the adoption of the plan; or
◾

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

◾	No lower than a 20 percent trigger, flip-in or flip-over;
◾	A term of no more than three years;
◾	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
◾

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

◾	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
◾

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

◾	The scope and structure of the proposal;
◾

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

◾	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
◾	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
◾	Any recent controversies or concerns related to the company’s proxy voting mechanics;
◾	Any unintended consequences resulting from implementation of the proposal; and
◾	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

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In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

◾	The election of fewer than 50 percent of the directors to be elected is contested in the election;
◾	One or more of the dissident’s candidates is elected;
◾	Shareholders are not permitted to cumulate their votes for directors; and
◾	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

◾	Reasons for reincorporation;
◾	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
◾	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

◾	Shareholders’ current right to act by written consent;
◾	The consent threshold;
◾	The inclusion of exclusionary or prohibitive language;

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◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

◾	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;
◾	A majority vote standard in uncontested director elections;
◾	No non-shareholder-approved pill; and
◾	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

◾	Shareholders’ current right to call special meetings;
◾	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

◾	Ownership structure;
◾	Quorum requirements; and
◾	Vote requirements.

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

◾	Scope and rationale of the proposal; and
◾	Concerns identified with the company’s prior meeting practices.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4. Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

◾	The company discloses a compelling rationale for the dual-class capital structure, such as:
◾	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
◾	The new class of shares will be transitory;
◾	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
◾	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

◾	The size of the company;
◾	The shareholder base; and
◾	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

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◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
◾	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
◾

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

◾

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

◾	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

◾	More simplified capital structure;
◾	Enhanced liquidity;
◾	Fairness of conversion terms;
◾	Impact on voting power and dividends;
◾	Reasons for the reclassification;
◾	Conflicts of interest; and
◾	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

◾	The number of authorized shares will be proportionately reduced; or
◾	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

◾	Stock exchange notification to the company of a potential delisting;
◾	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
◾	The company’s rationale; or
◾	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

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Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

◾	Greenmail;
◾	The use of buybacks to inappropriately manipulate incentive compensation metrics;
◾	Threats to the company’s long-term viability; or
◾	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

◾	Adverse governance changes;
◾	Excessive increases in authorized capital stock;
◾	Unfair method of distribution;
◾	Diminution of voting rights;
◾	Adverse conversion features;
◾	Negative impact on stock option plans; and
◾	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

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Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

◾	Purchase price;
◾	Fairness opinion;
◾	Financial and strategic benefits;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives for the business;
◾	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

◾	Impact on the balance sheet/working capital;
◾	Potential elimination of diseconomies;
◾	Anticipated financial and operating benefits;
◾	Anticipated use of funds;
◾	Value received for the asset;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

◾	Dilution to existing shareholders’ positions;
◾	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

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◾	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
◾	Management’s efforts to pursue other alternatives;
◾	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
◾	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

◾	The reasons for the change;
◾	Any financial or tax benefits;
◾	Regulatory benefits;
◾	Increases in capital structure; and
◾	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

◾	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
◾	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

◾	Offer price/premium;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives/offers considered; and
◾	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

◾	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
◾	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
◾	Are all shareholders able to participate in the transaction?
◾	Will there be a liquid market for remaining shareholders following the transaction?
◾	Does the company have strong corporate governance?
◾	Will insiders reap the gains of control following the proposed transaction?
◾	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

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Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

◾	Percentage of assets/business contributed;
◾	Percentage ownership;
◾	Financial and strategic benefits;
◾	Governance structure;
◾	Conflicts of interest;
◾	Other alternatives; and
◾	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

◾	Management’s efforts to pursue other alternatives;
◾	Appraisal value of assets; and
◾	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
◾

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

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◾

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

◾

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

◾	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

◾

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

◾

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

◾	Financial issues:
◾	The company’s financial condition;
◾	Degree of need for capital;
◾	Use of proceeds;
◾	Effect of the financing on the company’s cost of capital;
◾	Current and proposed cash burn rate;
◾	Going concern viability and the state of the capital and credit markets.

◾

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

◾	Control issues:
◾	Change in management;
◾	Change in control;
◾	Guaranteed board and committee seats;
◾	Standstill provisions;
◾	Voting agreements;
◾	Veto power over certain corporate actions; and
◾	Minority versus majority ownership and corresponding minority discount or majority control premium.

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◾	Conflicts of interest:
◾	Conflicts of interest should be viewed from the perspective of the company and the investor.
◾	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

◾	Market reaction:
◾	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

◾	Estimated value and financial prospects of the reorganized company;
◾	Percentage ownership of current shareholders in the reorganized company;
◾	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
◾	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
◾	Existence of a superior alternative to the plan of reorganization; and
◾	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

◾

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

◾

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

◾

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

◾	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
◾

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

◾	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
◾	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

◾	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
◾

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

◾

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

◾	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

◾	Tax and regulatory advantages;
◾	Planned use of the sale proceeds;
◾	Valuation of spinoff;
◾	Fairness opinion;
◾	Benefits to the parent company;
◾	Conflicts of interest;
◾	Managerial incentives;
◾	Corporate governance changes;
◾	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

◾	Hiring a financial advisor to explore strategic alternatives;
◾	Selling the company; or
◾	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

◾	Prolonged poor performance with no turnaround in sight;
◾	Signs of entrenched board and management (such as the adoption of takeover defenses);
◾	Strategic plan in place for improving value;
◾	Likelihood of receiving reasonable value in a sale or dissolution; and
◾	The company actively exploring its strategic options, including retaining a financial advisor.

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5. Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices;
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

◾	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
◾	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
◾	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

◾	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
◾	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
◾	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

◾	The ratio of performance- to time-based incentive awards;
◾	The overall ratio of performance-based compensation to fixed or discretionary pay;
◾	The rigor of performance goals;
◾	The complexity and risks around pay program design;
◾	The transparency and clarity of disclosure;
◾	The company’s peer group benchmarking practices;
◾	Financial/operational results, both absolute and relative to peers;
◾	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
◾	Realizable pay[20] compared to grant pay; and
◾	Any other factors deemed relevant.

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

20 ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

◾	Problematic practices related to non-performance-based compensation elements;
◾	Incentives that may motivate excessive risk-taking or present a windfall risk; and
◾	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

◾	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
◾	Extraordinary perquisites or tax gross-ups;
◾	New or materially amended agreements that provide for:
◾	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
◾	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
◾	CIC excise tax gross-up entitlements (including “modified” gross-ups);
◾	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
◾	Liberal CIC definition combined with any single-trigger CIC benefits;
◾	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
◾	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
◾	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

◾	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
◾	Duration of options backdating;
◾	Size of restatement due to options backdating;
◾	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
◾	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

◾	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
◾	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

◾	Single- or modified-single-trigger cash severance;
◾	Single-trigger acceleration of unvested equity awards;
◾	Full acceleration of equity awards granted shortly before the change in control;
◾	Acceleration of performance awards above the target level of performance without compelling rationale;
◾	Excessive cash severance (generally >3x base salary and bonus);
◾	Excise tax gross-ups triggered and payable;
◾	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
◾

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

◾	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

◾

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

◾	Plan Features:
◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan;
◾	Dividends payable prior to award vesting.

◾	Grant Practices:
◾	The company’s three-year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO’s recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy;
◾	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

◾	Awards may vest in connection with a liberal change-of-control definition;
◾

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
◾	The plan is excessively dilutive to shareholders’ holdings;
◾	The plan contains an evergreen (automatic share replenishment) feature; or
◾	Any other plan features are determined to have a significant negative impact on shareholder interests.

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

22 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

◾	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
◾	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
◾	Cancel underwater options in exchange for stock awards; or
◾	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

◾	Severity of the pay-for-performance misalignment;
◾	Whether problematic equity grant practices are driving the misalignment; and/or
◾	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Addresses administrative features only; or
◾

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

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Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

◾

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

◾

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

◾

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

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Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

◾	Purchase price is at least 85 percent of fair market value;
◾	Offering period is 27 months or less; and
◾	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

◾	Broad-based participation;
◾	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
◾	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
◾	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

◾	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
◾	Rationale for the re-pricing—was the stock price decline beyond management’s control?;
◾	Is this a value-for-value exchange?;
◾	Are surrendered stock options added back to the plan reserve?;
◾	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;
◾	Option vesting—does the new option vest immediately or is there a black-out period?;
◾	Term of the option—the term should remain the same as that of the replaced option;
◾	Exercise price—should be set at fair market or a premium to market;
◾	Participants—executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

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In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

◾	Executive officers and non-employee directors are excluded from participating;
◾

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

◾	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

◾	Eligibility;
◾	Vesting;
◾	Bid-price;
◾	Term of options;
◾	Cost of the program and impact of the TSOs on company’s total option expense; and
◾	Option repricing policy.

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Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

◾	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
◾	An assessment of the following qualitative factors:
◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

◾

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

◾	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
◾	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

◾	The company’s past practices regarding equity and cash compensation;
◾	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
◾	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

◾	The percentage/ratio of net shares required to be retained;
◾	The time period required to retain the shares;
◾	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
◾	Whether the company has any other policies aimed at mitigating risk taking by executives;
◾	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
◾	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

◾	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
◾	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
◾	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

◾

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

◾

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

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Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

◾	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
◾	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
◾

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

◾	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
◾

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

◾	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
◾

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

◾	Can shareholders assess the correlation between pay and performance based on the current disclosure?
◾	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

◾	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
◾	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
◾	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
◾	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
◾	An executive may not trade in company stock outside the 10b5-1 Plan;
◾	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

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Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

◾	If the company has adopted a formal recoupment policy;
◾	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
◾	Whether the company has chronic restatement history or material financial problems;
◾	Whether the company’s policy substantially addresses the concerns raised by the proponent;
◾	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
◾	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

◾	The triggering mechanism should be beyond the control of management;
◾	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
◾

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

◾	The frequency and timing of the company’s share buybacks;
◾	The use of per-share metrics in incentive plans;
◾	The effect of recent buybacks on incentive metric results and payouts; and
◾	Whether there is any indication of metric result manipulation.

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Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

◾

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

◾	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

◾	The new quorum threshold requested;
◾	The rationale presented for the reduction;
◾	The market capitalization of the company (size, inclusion in indices);
◾	The company’s ownership structure;
◾	Previous voter turnout or attempts to achieve quorum;
◾	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
◾	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7. Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

◾	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
◾	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
◾	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
◾

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

◾

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

◾	The company has already published a set of animal welfare standards and monitors compliance;
◾	The company’s standards are comparable to industry peers; and
◾	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

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Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

◾	The company is conducting animal testing programs that are unnecessary or not required by regulation;
◾	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
◾	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

◾	The potential impact of such labeling on the company’s business;
◾	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
◾	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

◾	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

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◾	Whether the company has adequately disclosed the financial risks of the products/practices in question;
◾	Whether the company has been subject to violations of related laws or serious controversies; and
◾	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

◾	The potential for reputational, market, and regulatory risk exposure;
◾	Existing disclosure of relevant policies;
◾	Deviation from established industry norms;
◾	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
◾	Whether the proposal focuses on specific products or geographic regions;
◾	The potential burden and scope of the requested report;
◾	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

◾	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
◾

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

◾	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

◾	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
◾	Current regulations in the markets in which the company operates; and
◾	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

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Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

◾	Recent related fines, controversies, or significant litigation;
◾	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
◾	Whether the company’s advertising restrictions deviate from those of industry peers;
◾	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
◾	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

◾	Whether the company complies with all laws and regulations;
◾	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
◾	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

◾	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
◾	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
◾	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
◾	Whether the company has sought and received third-party approval that its targets are science-based;
◾	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
◾	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
◾	Whether the company’s climate data has received third-party assurance;

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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◾	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
◾	Whether there are specific industry decarbonization challenges; and
◾	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

◾	The completeness and rigor of the company’s climate-related disclosure;
◾	The company’s actual GHG emissions performance;
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

◾

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure compared to industry peers; and
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

◾

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure is comparable to that of industry peers; and
◾	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

◾	Whether the company provides disclosure of year-over-year GHG emissions performance data;
◾	Whether company disclosure lags behind industry peers;
◾	The company’s actual GHG emissions performance;
◾	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

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Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

◾

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

◾	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

◾	The scope and structure of the proposal;
◾	The company’s current level of disclosure on renewable energy use and GHG emissions; and
◾	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

◾	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
◾	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

◾	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
◾	The level of gender and racial minority representation that exists at the company’s industry peers;
◾	The company’s established process for addressing gender and racial minority board representation;
◾	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

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◾	The independence of the company’s nominating committee;
◾	Whether the company uses an outside search firm to identify potential director nominees; and
◾	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

◾	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
◾	The company already publicly discloses comprehensive workforce diversity data; and
◾	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

◾	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
◾	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
◾	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

◾	The company’s established process or framework for addressing racial inequity and discrimination internally;
◾	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
◾	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

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◾	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
◾	The company’s track record in recent years of racial justice measures and outreach externally; and
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

◾	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
◾	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
◾	Recent significant controversies, fines, or violations related to workplace health and safety; and
◾	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

◾	The company’s compliance with applicable regulations and guidelines;
◾	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
◾	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

◾	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
◾

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

◾	The nature, purpose, and scope of the company’s operations in the specific region(s);
◾	The degree to which company policies and procedures are consistent with industry norms; and
◾	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

◾	The company’s current level of disclosure of relevant policies and oversight mechanisms;
◾	The company’s current level of such disclosure relative to its industry peers;
◾	Potential relevant local, state, or national regulatory developments; and

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◾	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

◾	Operations in the specified regions are not permitted by current laws or regulations;
◾	The company does not currently have operations or plans to develop operations in these protected regions; or
◾	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

◾	The nature of the company’s business;
◾	The current level of disclosure of the company’s existing related programs;
◾	The timetable and methods of program implementation prescribed by the proposal;
◾	The company’s ability to address the issues raised in the proposal; and
◾	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

◾

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

◾	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

◾	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
◾	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
◾	The potential financial impact or risk to the company associated with water-related concerns or issues; and
◾	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

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General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

◾	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
◾	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
◾	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
◾	Applicable market-specific laws or regulations that may be imposed on the company; and
◾	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

◾	The scope and prescriptive nature of the proposal;
◾	The company’s current level of disclosure regarding its environmental and social performance and governance;
◾	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
◾	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

◾	The degree to which existing relevant policies and practices are disclosed;
◾	Whether or not existing relevant policies are consistent with internationally recognized standards;
◾	Whether company facilities and those of its suppliers are monitored and how;

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◾	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
◾	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
◾	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
◾	The scope of the request; and
◾	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

◾	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
◾	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
◾	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
◾	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

◾	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
◾	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

◾	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
◾	Current disclosure of applicable risk assessment(s) and risk management procedures;
◾	Compliance with U.S. sanctions and laws;
◾	Consideration of other international policies, standards, and laws; and
◾	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

◾	Controversies surrounding operations in the relevant market(s);

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◾	The value of the requested report to shareholders;
◾	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
◾	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

◾	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
◾	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

◾	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
◾	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
◾	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

◾	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

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◾	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
◾	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

◾

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

◾

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

◾	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.
◾	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

◾	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
◾	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8. Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

◾	Past performance as a closed-end fund;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the discount; and
◾	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

◾	Past performance relative to its peers;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the issues;
◾	Past shareholder activism, board activity, and votes on related proposals;
◾	Strategy of the incumbents versus the dissidents;
◾	Independence of directors;
◾	Experience and skills of director candidates;
◾	Governance profile of the company;
◾	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

◾	Proposed and current fee schedules;
◾	Fund category/investment objective;
◾	Performance benchmarks;
◾	Share price performance as compared with peers;
◾	Resulting fees relative to peers;
◾	Assignments (where the advisor undergoes a change of control).

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Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

◾	Stated specific financing purpose;
◾	Possible dilution for common shares;
◾	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

◾	Potential competitiveness;
◾	Regulatory developments;
◾	Current and potential returns; and
◾	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

◾	The fund’s target investments;
◾	The reasons given by the fund for the change; and
◾	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

◾	Political/economic changes in the target market;
◾	Consolidation in the target market; and
◾	Current asset composition.

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Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

◾	Potential competitiveness;
◾	Current and potential returns;
◾	Risk of concentration;
◾	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

◾

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

◾

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

◾	The company has demonstrated responsible past use of share issuances by either:
◾	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
◾	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

◾	Strategies employed to salvage the company;
◾	The fund’s past performance;
◾	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

◾	The degree of change implied by the proposal;
◾	The efficiencies that could result;
◾	The state of incorporation;
◾	Regulatory standards and implications.

Vote against any of the following changes:

◾	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
◾	Removal of shareholder approval requirement for amendments to the new declaration of trust;

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◾

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

◾	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
◾	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
◾	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

◾	Regulations of both states;
◾	Required fundamental policies of both states;
◾	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

◾	Fees charged to comparably sized funds with similar objectives;
◾	The proposed distributor’s reputation and past performance;
◾	The competitiveness of the fund in the industry;
◾	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

◾	Resulting fee structure;
◾	Performance of both funds;
◾	Continuity of management personnel;
◾	Changes in corporate governance and their impact on shareholder rights.

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Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

◾	Performance of the fund’s Net Asset Value (NAV);
◾	The fund’s history of shareholder relations;
◾	The performance of other funds under the advisor’s management.

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PART C
OTHER INFORMATION
Item 28.
Exhibits
(a)(i)
Amended and Restated Declaration of Trust of The Select Sector SPDR Trust (the “Trust” or the “Registrant”),
originally dated June 9, 1998 and as last amended and restated October 23, 1998 (the “Declaration of Trust”), is incorporated herein by reference to Exhibit (b)(i) of Pre-Effective Amendment No. 2 to the Registrant’s Registration
Statement on Form N-1A, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 17,
1998.

(a)(ii)
Amendment No. 1, dated November 13, 2007, to the Declaration of Trust is incorporated herein by reference to
Exhibit (a)(ii) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on June 15, 2018.

(a)(iii)
Amendment No. 2, dated January 4, 2016, to the Declaration of Trust is incorporated herein by reference to Exhibit
(a)(iii) of Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 28, 2016.

(a)(iv)
Amendment No. 3, dated April 19, 2017, to the Declaration of Trust is incorporated herein by reference to Exhibit
(a)(iv) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 26, 2018.

(a)(v)
Amendment No. 4, dated May 10, 2018, to the Declaration of Trust is incorporated herein by reference to Exhibit
(a)(v) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, as filed with the
SEC on June 15, 2018.

(b)
Registrant’s Amended and Restated By-Laws dated August 12, 2021 (the “By-Laws”) are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-
1A, as filed with the SEC on January 27, 2022.

(c)
Form of Global Certificate of Beneficial Interest, evidencing shares of Beneficial Interest, is incorporated herein by reference to Exhibit (b)(4) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-
1A, as filed with the SEC on November 17, 1998.

(d)(i)(1)
Amended and Restated Investment Advisory Agreement between the Trust and SSGA Funds Management, Inc.
(“SSGA FM”) dated December 1, 2003 (the “Investment Advisory Agreement”) is incorporated herein by reference to
Exhibit (d)(iii) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 28, 2004.

(2)
Amendment, dated January 27, 2006, to the Investment Advisory Agreement is incorporated herein by reference to
Exhibit (d)(iv) of Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 25, 2008.

(3)
Revised Exhibit A, dated June 18, 2018, to the Investment Advisory Agreement is incorporated herein by reference to
Exhibit (d)(i)(3) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on June 15, 2018.

(d)(ii)
Expense Limitation Agreement between the Trust and SSGA FM dated June 15, 2018, relating to The Communication
Services Select Sector SPDR Fund, is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective
Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on June 15, 2018.

(e)(i)
Restated Distribution Agreement between the Trust and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) dated
April 16, 2018 (the “Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(i) of Post-Effective
Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on June 15, 2018.

(e)(ii)
Form of Soliciting Dealer Agreement is incorporated herein by reference to Exhibit (b)(6)(d) of Pre-Effective
Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on November 17,
1998.

(f)	Not applicable.
(g)(i)
Custodian Agreement between the Trust and State Street Bank and Trust Company dated December 1, 1998 (the
“Custodian Agreement”) is incorporated herein by reference to Exhibit (g)(i) of Post-Effective Amendment No. 45 to
the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on November 29, 2018.

(g)(ii)
Amendment, dated November 11, 2005, to the Custodian Agreement is incorporated herein by reference to Exhibit
(g)(ii) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A, as filed with the
SEC on January 27, 2006.

(g)(iii)
Second Amendment, dated September 30, 2020, to the Custodian Agreement is incorporated herein by reference to
Exhibit (g)(iii) of Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 28, 2021.

(g)(iv)
Revised Schedule of Series Portfolios, dated June 18, 2018, to the Custodian Agreement is incorporated herein by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form
N-1A, as filed with the SEC on June 15, 2018.

(h)(i)(1)
Administration Agreement between the Trust and SSGA FM dated June 1, 2015 (the “Administration Agreement”) is incorporated herein by reference to Exhibit (h)(i)(1) of Post-Effective Amendment No. 30 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on January 28, 2016.

(2)
Revised Schedule A, dated June 18, 2018, to the Administration Agreement is incorporated herein by reference to
Exhibit (h)(i)(2) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on June 15, 2018.

(h)(ii)(1)
Sub-Administration Agreement between SSGA FM and State Street Bank and Trust Company dated June 1, 2015 (the
“Sub-Administration Agreement”) is incorporated herein by reference to Exhibit (h)(i)(3) of Post-Effective
Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 28,
2016.

(2)
Amendment, dated June 29, 2018, to the Sub-Administration Agreement is incorporated herein by reference to Exhibit
(h)(ii)(2) of Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 28, 2019.

(3)
Revised Schedule A, dated June 18, 2018, to the Sub-Administration Agreement is incorporated herein by reference to
Exhibit (h)(ii)(2) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on June 15, 2018.

(h)(iii)(1)
Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company (the “Transfer
Agency and Service Agreement”) is incorporated herein by reference to Exhibit (b)(9)(b) of Pre-Effective Amendment
No. 2 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on November 17, 1998.

(2)
Anti-Money Laundering Services Amendment, dated October 31, 2006, to the Transfer Agency and Service
Agreement is incorporated herein by reference to Exhibit (h)(vi) of Post-Effective Amendment No. 13 to the
Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 25, 2008.

(3)
Amendment, dated December 17, 2018, to the Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(iii)(3) of Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on January 28, 2019.

(4)
Revised Annex A, dated June 18, 2018, to the Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(iii)(3) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on June 15, 2018.

(h)(iv)(1)
Sub-License Agreement between the Trust, Merrill Lynch and Standard & Poor’s dated December 15, 1998 (the “Sub-
License Agreement”) is incorporated herein by reference to Exhibit (b)(9)(c) of Pre-Effective Amendment No. 3 to the
Registrant’s Registration Statement on Form N-1A, as filed with the SEC on December 15, 1998.

(2)
Amendment, dated October 17, 2008, to the Sub-License Agreement is incorporated herein by reference to Exhibit
(h)(viii) of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 28, 2009.

(3)
Amendment, dated March 5, 2014, to the Sub-License Agreement is incorporated herein by reference to Exhibit
(h)(iii)(3) of Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 24, 2015.

(4)
Amendment, dated July 22, 2015, to the Sub-License Agreement is incorporated herein by reference to Exhibit
(h)(iii)(4) of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 6, 2015.

(5)
Amendment, dated November 3, 2017, to the Sub-License Agreement is incorporated herein by reference to Exhibit
(h)(iv)(5) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 26, 2018.

(6)
Amendment, dated March 1, 2018, to the Sub-License Agreement is incorporated herein by reference to Exhibit
(h)(iv)(6) of Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 28, 2019.

(h)(v)(1)
Amended and Restated Securities Lending Authorization Agreement between the Trust and State Street Bank and
Trust Company dated July 10, 2017 (the “Securities Lending Authorization Agreement”) is incorporated herein by reference to Exhibit (h)(v) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form
N-1A, as filed with the SEC on January 26, 2018.

(2)
Amendment, dated December 7, 2018, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(v)(2) of Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form
N-1A, as filed with the SEC on January 28, 2019.

(3)
Second Amendment, dated February 25, 2019, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(v)(3) of Post-Effective Amendment No. 48 to the Registrant’s Registration
Statement on Form N-1A, as filed with the SEC on January 28, 2020.

(h)(vi)
Form of Participant Agreement is incorporated herein by reference to Exhibit (h)(viii) of Post-Effective Amendment
No. 23 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 28, 2014.

(h)(vii)
Form of Indemnification Agreement is incorporated herein by reference to Exhibit (h)(vi) of Post-Effective
Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 28,
2016.

(h)(viii)
Form of Fund of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(viii) of Post-Effective
Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 27,
2022.

(i)(i)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to each series of the Trust (except The
Communication Services Select Sector SPDR Fund), is incorporated herein by reference to Exhibit (i) of Post-
Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
January 26, 2018.

(i)(ii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to The Communication Services Select
Sector SPDR Fund, is incorporated herein by reference to Exhibit (i)(ii) of Post-Effective Amendment No. 43 to the
Registrant’s Registration Statement on Form N-1A, as filed with the SEC on June 15, 2018.

(j)(i)	Consent of Ernst & Young LLP is filed herewith.
(j)(ii)	Consent of Cohen & Company is filed herewith.
(k)	Not applicable.
(l)
Subscription Agreement(s) between the Trust and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (b)(13) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form
N-1A, as filed with the SEC on December 15, 1998.

(m)(i)(1)
Distribution and Service Plan (12b-1 Plan) adopted February 1, 2022, relating to The Real Estate Select Sector SPDR
Fund is incorporated herein by reference to Exhibit (m)(i)(2) of Post-Effective Amendment No. 51 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on January 27, 2022.

(2)
Distribution and Service Plan (12b-1 Plan) adopted February 1, 2022, relating to The Communication Services Select
Sector SPDR Fund is incorporated herein by reference to Exhibit (m)(i)(3) of Post-Effective Amendment No. 51 to the
Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 27, 2022.

(3)
Distribution and Service Plan (12b-1 Plan) adopted February 1, 2022, relating to The Consumer Discretionary Select
Sector SPDR Fund is incorporated herein by reference to Exhibit (m)(i)(4) of Post-Effective Amendment No. 51 to the
Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 27, 2022.

(4)
Distribution and Service Plan (12b-1 Plan) adopted February 1, 2022, relating to The Consumer Staples Select Sector
SPDR Fund is incorporated herein by reference to Exhibit (m)(i)(5) of Post-Effective Amendment No. 51 to the
Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 27, 2022.

(5)
Distribution and Service Plan (12b-1 Plan) adopted February 1, 2022, relating to The Energy Select Sector SPDR
Fund is incorporated herein by reference to Exhibit (m)(i)(6) of Post-Effective Amendment No. 51 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on January 27, 2022.

(6)
Distribution and Service Plan (12b-1 Plan) adopted February 1, 2022, relating to The Financial Select Sector SPDR
Fund is incorporated herein by reference to Exhibit (m)(i)(7) of Post-Effective Amendment No. 51 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on January 27, 2022.

(7)
Distribution and Service Plan (12b-1 Plan) adopted February 1, 2022, relating to The Health Care Select Sector SPDR
Fund is incorporated herein by reference to Exhibit (m)(i)(8) of Post-Effective Amendment No. 51 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on January 27, 2022.

(8)
Distribution and Service Plan (12b-1 Plan) adopted February 1, 2022, relating to The Industrial Select Sector SPDR
Fund is incorporated herein by reference to Exhibit (m)(i)(9) of Post-Effective Amendment No. 51 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on January 27, 2022.

(9)
Distribution and Service Plan (12b-1 Plan) adopted February 1, 2022, relating to The Materials Select Sector SPDR
Fund is incorporated herein by reference to Exhibit (m)(i)(10) of Post-Effective Amendment No. 51 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on January 27, 2022.

(10)
Distribution and Service Plan (12b-1 Plan) adopted February 1, 2022, relating to The Technology Select Sector SPDR
Fund is incorporated herein by reference to Exhibit (m)(i)(11) of Post-Effective Amendment No. 51 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on January 27, 2022.

(11)
Distribution and Service Plan (12b-1 Plan) adopted February 1, 2022, relating to The Utilities Select Sector SPDR
Fund is incorporated herein by reference to Exhibit (m)(i)(12) of Post-Effective Amendment No. 51 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on January 27, 2022.

(m)(ii)
Form of Investor Services Agreement is incorporated herein by reference to Exhibit (b)(6)(c) of Pre-Effective
Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on November 17,
1998.

(m)(iii)
Restated Marketing Agreement between the Trust and ALPS Fund Services, Inc. dated April 16, 2018 (the “Restated
Marketing Agreement”) is incorporated herein by reference to Exhibit (m)(iii) of Post-Effective Amendment No. 43 to
the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on June 15, 2018.

(m)(iv)
1st Amendment, dated February 1, 2022, to the Restated Marketing Agreement is incorporated herein by reference to
Exhibit (m)(iv) of Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on January 27, 2022.

(m)(v)
Restated Distribution and Service Fee Agreement between the Trust and APSD dated April 16, 2018 (the “Restated
Distribution and Service Fee Agreement”) is incorporated herein by reference to Exhibit (m)(iv) of Post-Effective
Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on June 15, 2018.

(m)(vi)
1st Amendment, dated February 1, 2022, to the Restated Distribution and Service Fee Agreement is incorporated herein by reference to Exhibit (m)(i)(2) of Post-Effective Amendment No. 51 to the Registrant’s Registration
Statement on Form N-1A, as filed with the SEC on January 27, 2022.

(n)	Not applicable.
(o)	Reserved.
(p)(i)
Code of Ethics of the Trust is incorporated herein by reference to Exhibit (p)(i) of Post-Effective Amendment No. 13
to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 25, 2008.

(p)(ii)	Code of Ethics of SSGA FM dated March 31, 2023 is filed herewith.
(p)(iii)	Code of Ethics of APSD dated April 1, 2023 is filed herewith.
(p)(iv)
Code of Ethics for the Independent Trustees, dated November 10, 2015, is incorporated herein by reference to Exhibit
(p)(iv) of Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 28, 2016.

(q)	Power of Attorney dated May 4, 2023 is filed herewith.

EX-101.INS	XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase
Item 29.
Persons Controlled By or Under Common Control With Registrant
See the “Control Persons and Principal Holders of Securities” section of the Statement of Additional Information for a list of shareholders who own more than 5% of a specific fund’s outstanding shares and such information is incorporated by reference to this Item.
Item 30.
Indemnification
Pursuant to Section 5.3 of the Registrant’s Declaration of Trust and under Section 4.9 of the Registrant’s By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.
Pursuant to Section 5.2 of the Registrant’s Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant’s Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Registrant has entered into an Indemnification Agreement with each Independent Trustee of the Registrant providing for indemnification of the Independent Trustee by the Registrant consistent with the foregoing and providing procedures for seeking and obtaining indemnification and advancement of expenses.
The Registrant hereby undertakes that it will apply the indemnification provision of its By-Laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.
The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him/her.
Item 31.
Business and Other Connections of Investment Adviser
Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each investment adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:
SSGA FM serves as the investment adviser for each series of the Trust. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. The principal address of SSGA FM is One Iron Street, Boston, Massachusetts 02210. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940.
Below is a list of the directors and principal executive officers of SSGA FM and their principal occupation(s). Unless otherwise noted, the address of each person listed is One Iron Street, Boston, Massachusetts 02210.
Name	Principal Occupation
Barry Smith	Chairperson, Director and President; Executive Vice President of SSGA
Sean Driscoll	Director of SSGA FM; Managing Director of SSGA
Shweta Narasimhadevara	Director of SSGA FM; Senior Managing Director of SSGA
Apea Amoa	Director of SSGA FM; Chief Financial Officer of SSGA
Greg Hartch	Director of SSGA FM; Senior Managing Director of SSGA
Brian Harris	Chief Compliance Officer of SSGA FM; Managing Director of SSGA
Steven Hamm	Treasurer of SSGA FM; Vice President of SSGA
Sean O’Malley, Esq.	Chief Legal Officer of SSGA FM; General Counsel of SSGA
Ann Carpenter	Chief Operating Officer of SSGA FM; Managing Director of SSGA
Tim Corbett	Chief Risk Officer of SSGA FM; Senior Vice President/Senior Managing Director of SSGA
Jamie Bernardi	Derivates Risk Manager of SSGA FM; Managing Director of SSGA
Christyann Weltens	Derivates Risk Manager; Vice President of SSGA
David Ireland	CTA Chief Marketing Officer; Senior Vice President/Senior Managing Director of SSGA
David Urman, Esq.	Clerk of SSGA FM; Vice President and Senior Counsel of SSGA
Dan Furman, Esq.	Assistant Clerk of SSGA FM; Managing Director and Managing Counsel of SSGA
See “Management” in the Prospectus and “Management of the Trust” in the Statement of Additional Information for information regarding the business of SSGA FM. For information regarding broker-dealers and investment advisers affiliated with SSGA FM, reference is made to SSGA FM’s Form ADV, as amended, filed with the SEC and incorporated herein by reference.
Item 32.
Principal Underwriters
(a)
ALPS Portfolio Solutions Distributor, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS ETF Trust, ALPS Variable Investment Trust, Financial Investors Trust, and Select Sector SPDR Trust.
(b)
To the best of the Registrant’s knowledge, the directors and executive officers of ALPS Portfolio Solutions Distributor, Inc., are as follows:

Name*	Positions and Offices with Underwriter	Positions with Fund
Stephen Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None
*
Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**
The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
***
The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^
The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105
^^
The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095
Item 33.
Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of SSGA FM and/or State Street Bank and Trust Company, with offices located at One Iron Street, Boston, Massachusetts 02210 and One Congress Street, Boston, Massachusetts 02114, respectively.
Item 34.
Management Services
Not applicable.
Item 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 26th day of January, 2024.
THE SELECT SECTOR SPDR® TRUST

By:	/s/ Ann M. Carpenter
Ann M. Carpenter
President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
/s/ Ashley T. Rabun*	Trustee	January 26, 2024
Ashley T. Rabun
/s/ Allison Grant Williams*	Trustee	January 26, 2024
Allison Grant Williams
/s/ Sheila Hartnett-Devlin*	Trustee	January 26, 2024
Sheila Hartnett-Devlin
/s/ James Jessee*	Trustee	January 26, 2024
James Jessee
/s/ Teresa Polley*	Trustee	January 26, 2024
Teresa Polley
/s/ R. Charles Tschampion*	Trustee	January 26, 2024
R. Charles Tschampion
/s/ James E. Ross*	Trustee	January 26, 2024
James E. Ross
/s/ Rory Tobin*	Trustee	January 26, 2024
Rory Tobin
/s/ Chad C. Hallett	Treasurer and Principal Financial Officer (fulfills the role of Principal Accounting Officer)	January 26, 2024
Chad C. Hallett
/s/ Ann M. Carpenter	President and Principal Executive Officer	January 26, 2024
Ann M. Carpenter

*By:	/s/ David Urman
David Urman As Attorney-in-Fact Pursuant to Power of Attorney

EXHIBIT INDEX
Exhibit No.	Exhibit
(j)(i)	Consent of Ernst & Young LLP
(j)(ii)	Consent of Cohen & Company
(p)(ii)	Code of Ethics of SSGA FM
(p)(iii)	Code of Ethics of APSD
(q)	Power of Attorney dated May 4, 2023